Exhibit 10.1

EXECUTION VERSION

INVESTMENT AGREEMENT

by and among

INVITAE CORPORATION

and the parties listed herein

Dated as of April 3, 2021

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INVESTMENT AGREEMENT

This INVESTMENT AGREEMENT (this “Agreement”), dated as of April 3, 2021 is by and between Invitae Corporation, a Delaware corporation (together with any successor thereto and assign thereof that becomes party hereto in accordance with Section 6.07, the “Company”), SB Northstar LP, a Cayman limited partnership (the “SB Initial Purchaser” and, together with any successor thereto and any Affiliate thereof that becomes an SB Purchaser party hereto in accordance with Section 6.07 and, if applicable, Section 4.02, each an “SB Purchaser” and collectively, the “SB Purchasers”), Chimera Investment LLC, an entity domiciled in the United Arab Emirates (“Chimera”), 667, L.P., a Delaware limited partnership (“667”), Baker Brothers Life Sciences, L.P., a Delaware limited partnership (“BBLS” and, together with 667, the “BB Purchasers”), and, solely for purposes of Section 4.03, SB Management Limited, a limited company incorporated in the United Arab Emirates (“SB Management”). Capitalized terms not otherwise defined where used shall have the meanings ascribed thereto in Article I.

WHEREAS, the Initial Purchasers desire to severally purchase from the Company, and the Company desires to issue and sell to the Initial Purchasers, on the terms and subject to the conditions set forth in this Agreement, $1,150,000,000 aggregate principal amount of the Company’s 1.5% Convertible Notes due 2028 in the form attached hereto as Exhibit A (referred to herein as the “Note” or the “Notes”), to be issued in accordance with the terms and conditions of the indenture in the form attached hereto as Exhibit B, the “Indenture”;

WHEREAS, the Company and the Initial Purchasers desire to enter into certain agreements set forth herein; and

WHEREAS, prior to the execution hereof, the Board of Directors (as defined below) approved and authorized the execution and delivery of this Agreement and the other Transaction Agreements (as defined below) and the consummation of the transactions contemplated hereby and thereby.

NOW, THEREFORE, in consideration of the premises and the representations, warranties and agreements herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

ARTICLE I.

DEFINITIONS

Section 1.01    Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

“667” shall have the meaning set forth in the preamble hereto.

“Affiliate” shall mean, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or is under common control with such Person. Notwithstanding the foregoing, with respect to a Purchaser (a) the Company and the Company’s Subsidiaries shall not be considered Affiliates of such Purchaser or any of such Purchaser’s Affiliates and (b) for purposes of the definitions of “Beneficially Own,” “Registrable Securities,”

“Standstill Period” and “Third Party” and Sections 3.02(d), 4.02, 4.03, 4.06, and 4.08, no portfolio company of a Purchaser or its Affiliates shall be deemed an Affiliate of such Purchaser and its other Affiliates so long as such portfolio company has not been directed, encouraged, instructed, assisted or advised by, or coordinated with, such Purchaser or any of its Affiliates in carrying out any act prohibited by this Agreement or the subject matter of Section 4.03. As used in this definition, “control” (including its correlative meanings, “controlled by” and “under common control with”) shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

“Agreement” shall have the meaning set forth in the preamble hereto.

“Available” shall mean, with respect to a Registration Statement, that such Registration Statement is effective and there is no stop order with respect thereto and such Registration Statement does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading such that such Registration Statement will be available for the resale of Registrable Securities.

“BB Purchaser” shall have the meaning set forth in the preamble hereto.

“BBLS” shall have the meaning set forth in the preamble hereto.

“Beneficially Own,” “Beneficially Owned,” “Beneficial Ownership” and “Beneficial Owner” shall have the meaning set forth in Rule 13d-3 of the rules and regulations promulgated under the Exchange Act (except that for purposes of this Agreement the words “within sixty days” in Rule 13d-3(d)(1)(i) shall not apply, with the effect that a person shall be deemed to be the Beneficial Owner of a security if that person has the right to acquire Beneficial Ownership of such security at any time). Solely for purposes of determining the number of shares of Company Common Stock issuable upon conversion of the Notes Beneficially Owned by a Purchaser and its Affiliates, the Notes shall be treated as if upon conversion the only settlement option under the Notes and the Indenture were solely Physical Settlement of Company Common Stock. For the avoidance of doubt, for purposes of this Agreement, a Purchaser (or any other Person) shall at all times be deemed to have Beneficial Ownership of the shares of Company Common Stock issuable upon conversion of the Notes directly or indirectly held by it, irrespective of any non-conversion period specified in the Notes or this Agreement or any restrictions on transfer or voting contained in this Agreement.

“Blackout Period” shall mean (a) the Company’s regular quarterly restricted trading period during which directors and executive officers of the Company are not permitted to trade under the insider trading policy of the Company then in effect and that is not longer than the regular quarterly restricted period that has been in effect historically consistent with past practice in all material respects and/or (b) a period designated by the Company in the event that the Company determines in good faith that any registration or sale pursuant to any registration statement during such period could reasonably be expected to materially adversely affect or materially interfere with any bona fide financing of the Company or any material transaction under consideration by the Company or would require disclosure of information that has not

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been, and is not otherwise required to be, disclosed to the public, the premature disclosure of which would adversely affect the Company in any material respect, or the registration statement is otherwise not Available for use (in each case as determined by the Company in good faith after consultation with outside counsel); provided that a Blackout Period described in this clause (b) may not be longer than sixty (60) days, may not be called by the Company more than twice in any period of twelve (12) consecutive months and may not be called by the Company in consecutive fiscal quarters.

“Board of Directors” shall mean the board of directors of the Company.

“Business Day” shall mean any day, other than a Saturday, Sunday or a day on which banking institutions in the City of New York, New York are authorized or obligated by law or executive order to remain closed.

“Change in Control” shall mean the occurrence of any of the following events: (a) there occurs a sale, transfer, conveyance or other disposition of all or substantially all of the consolidated assets of the Company, (b) any Person or “group” (as such term is used in Section 13 of the Exchange Act) (in each case, with respect to the SB Purchasers, excluding any SB Purchaser or any of their respective Affiliates or any of their respective portfolio companies and, with respect to the BB Purchasers, excluding any BB Purchaser or any of their respective Affiliates and, with respect to Chimera, excluding Chimera or any of its Affiliates), directly or indirectly, obtains Beneficial Ownership of 50% or more of the outstanding Company Common Stock, (c) the Company consummates any merger, consolidation or similar transaction, unless the stockholders of the Company immediately prior to the consummation of such transaction continue to hold (in substantially the same proportion as their ownership of the Company Common Stock immediately prior to the transaction, other than changes in proportionality as a result of any cash/stock election provided under the terms of the definitive agreement regarding such transaction) more than 50% of all of the voting power of the outstanding shares of Voting Stock of the surviving or resulting entity in such transaction immediately following the consummation of such transaction or (d) a majority of the Board of Directors is no longer composed of (i) directors who were directors of the Company on the Closing Date and (ii) directors who were nominated for election or elected or appointed to the Board of Directors with the approval of a majority of the directors described in subclause (i) together with any incumbent directors previously elected or appointed to the Board of Directors in accordance with this subclause (ii).

“Chimera” shall have the meaning set forth in the preamble hereto.

“Closing” shall have the meaning set forth in Section 2.02(a).

“Closing Date” shall have the meaning set forth in Section 2.02(a).

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Company” shall have the meaning set forth in the preamble hereto.

“Company Common Stock” shall mean the common stock, $0.0001 par value per share, of the Company.

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“Company Preferred Stock” shall have the meaning set forth in Section 3.02(b).

“Confidentiality Agreement” shall mean, with respect to any Purchaser, the confidentiality agreement entered into by the Company and such Purchaser.

“Conversion Price” shall have the meaning set forth in the Indenture.

“Conversion Rate” shall have the meaning set forth in the Indenture.

“Company Reports” shall have the meaning set forth in Section 3.01(g)(i).

“DGCL” shall mean the Delaware General Corporation Law.

“DPA” shall mean Section 721 of the Defense Production Act of 1950, as amended, including all implementing regulations thereof.

“Enforceability Exceptions” shall have the meaning set forth in Section 3.01(c).

“Entity” shall have the meaning set forth in Section 3.01(r)(i).

“Exchange Act” shall mean the U.S. Securities Exchange Act of 1934, as amended.

“Extraordinary Transaction” shall have the meaning set forth in Section 4.03(a)(v).

“Free Writing Prospectus” shall have meaning set forth in Section 5.03(a)(iv).

“GAAP” shall mean U.S. generally accepted accounting principles.

“Global Note” shall have the meaning set forth in the Indenture.

“Governmental Entity” shall mean any court, administrative agency or commission or other governmental authority or instrumentality, whether federal, state, local or foreign, and any applicable industry self-regulatory organization.

“HSR Act” shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

“Indemnified Persons” shall have the meaning set forth in Section 5.05(a).

“Indenture” shall have the meaning set forth in the preamble hereto.

“Initial Conversion Rate” shall have the meaning set forth in Section 4.10.

“Initial Purchasers” means the SB Initial Purchaser, Chimera and each of the BB Purchasers.

“Joinder” shall mean, with respect to any Person permitted to sign such document in accordance with the terms hereof, a joinder executed and delivered by such Person, providing such Person to have all the rights and obligations of a Purchaser (or an SB Purchaser, as applicable) under this Agreement, in the form and substance substantially as attached hereto as Exhibit C or such other form as may be agreed to by the Company and such Person.

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“Lock-Up Period” shall mean the period commencing on the Closing Date and ending on the earlier of (a) the one year anniversary of the Closing Date and (b) immediately prior to the consummation of any Change in Control.

“Losses” shall have the meaning set forth in Section 5.05(a).

“Material Adverse Effect” shall mean any events, changes or developments that, individually or in the aggregate, have a material adverse effect on the business, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole, or materially and adversely affect or delay the consummation of the Transactions, other than any event, change or development resulting from or arising out of the following: (a) events, changes or developments generally affecting the economy, the financial or securities markets, or political, legislative or regulatory conditions, in each case in the United States or elsewhere in the world, (b) events, changes or developments in the industries in which the Company or any of its Subsidiaries conducts its business, (c) any adoption, implementation, promulgation, repeal, modification, reinterpretation or proposal of any rule, regulation, ordinance, order, protocol or any other law of or by any national, regional, state or local Governmental Entity, or market administrator, (d) any changes in GAAP or accounting standards or interpretations thereof, (e) epidemics, pandemics, earthquakes, any weather-related or other force majeure event or natural disasters or outbreak or escalation of hostilities or acts of war or terrorism or cyberattacks (only to the extent such cyberattacks have also impacted similarly situated companies in the industries in which the Company and its Subsidiaries operate), (f) the announcement or the existence of, compliance with or performance under, this Agreement or the transactions contemplated hereby (including the contents of the press release to be issued by the Company publicly announcing the execution of this Agreement and any other events to be announced contemporaneously therewith), (g) any taking of any action at the request of any SB Purchaser, (h) any failure by the Company to meet any financial projections or forecasts or estimates of revenues, earnings or other financial metrics for any period (provided that the exception in this clause (h) shall not prevent or otherwise affect a determination that any event, change, effect or development underlying such failure has resulted in a Material Adverse Effect so long as it is not otherwise excluded by this definition) or (i) any changes in the share price or trading volume of the Company Common Stock or in the Company’s credit rating (provided that the exception in this clause (i) shall not prevent or otherwise affect a determination that any event, change, effect or development underlying such change has resulted in a Material Adverse Effect so long as it is not otherwise excluded by this definition); except, in each case with respect to subclauses (a) through (d), to the extent that such event, change or development materially and disproportionately affects the Company and its Subsidiaries, taken as a whole, relative to other similarly situated companies in the industries in which the Company and its Subsidiaries operate.

“Note” or Notes” shall have the meaning set forth in the preamble hereto.

“NYSE” shall mean The New York Stock Exchange.

“OFAC” shall have the meaning set forth in Section 3.01(r)(i)(A).

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“Permitted Loan” shall have the meaning set forth in Section 4.02(c).

“Permitted Transfer” shall mean, in respect of any Purchaser, any of the following: (a) any Transfer to any Affiliate of such Purchaser that executes and delivers to the Company a Joinder becoming a Purchaser party to this Agreement, a Confidentiality Agreement and a duly completed and executed IRS Form W-9 or W-8 (or equivalent tax form), (b) any Transfer to the Company or any of its Subsidiaries, (c) any Transfer to a Third Party for cash if all of the net proceeds of such sale are used solely to satisfy a bona fide margin call on a Permitted Loan (i.e., posted as collateral) or to repay a Permitted Loan to the extent necessary to satisfy a bona fide margin call on such Permitted Loan or avoid a bona fide margin call on such Permitted Loan that is reasonably likely to occur (in each case, except if the margin call results from such Purchaser’s willful and bad faith action), (d) the tender of any Company Common Stock into any Third Party Tender/Exchange Offer (and any related conversion of Notes to the extent required to effect such tender) (it being understood that if such Third Party Tender/Exchange Offer does not close for any reason, the restrictions on transfer contained herein shall continue to apply to any Company Common Stock received pursuant to the conversion of any Notes that had previously been converted to participate in any such Third Party Tender/Exchange Offer), or (e) any Transfer effected pursuant to and in accordance with the terms of any merger, consolidation or similar transaction consummated by the Company.

“Person” or “person” shall mean an individual, corporation, limited liability or unlimited liability company, association, partnership, trust, estate, joint venture, business trust or unincorporated organization, or a government or any agency or political subdivision thereof, or other entity of any kind or nature.

“Physical Settlement” shall have the meaning set forth in the Indenture.

“Prohibited Transfers” shall have the meaning set forth in Section 4.02.

“Purchase Price” shall have the meaning set forth in Section 2.01.

“Purchaser” means each of the Initial Purchasers and any other SB Purchaser.

“Purchaser Affiliates” shall have the meaning set forth in Section 4.03(a).

“Registrable Securities” shall mean the Subject Securities (excluding the Notes); provided that any Subject Securities will cease to be Registrable Securities when (a) such Subject Securities have been sold or otherwise disposed of pursuant to an effective Registration Statement or in compliance with Rule 144, (b) such Subject Securities are held or Beneficially Owned by any Person (other than a Purchaser or any of its Affiliates) that together with its Affiliates Beneficially Own less than 1.0% of the outstanding shares of Company Common Stock as of such time (assuming any Subject Securities Beneficially Owned by such Person and its Affiliates are converted on a fully Physical Settlement basis), (c) such Subject Securities are held or Beneficially Owned by any Purchaser or any of its Affiliates and such Purchaser and its Affiliates collectively Beneficially Own less than 1.0% of the outstanding shares of Company Common Stock as of such time, when such Subject Securities may be offered and sold without volume limitations or other restrictions on transfer under Rule 144 (including without application of paragraphs (d), (e), (f) and (h) of Rule 144) (assuming any Subject Securities Beneficially

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Owned by such Person and its Affiliates are converted on a fully Physical Settlement basis), or (d) such Subject Securities cease to be outstanding; provided, further, that any securities that have ceased to be Registrable Securities in accordance with the foregoing definition shall not thereafter become Registrable Securities and any securities that are issued or distributed in respect of securities that have ceased to be Registrable Securities are not Registrable Securities.

“Registration Date” shall have the meaning set forth in Section 5.01(a).

“Registration Expenses” shall mean all expenses incurred by the Company in complying with Article V, including all registration, listing and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses incurred by the Company in connection with complying with state securities or “blue sky” laws, fees of the Financial Industry Regulatory Authority, Inc., transfer taxes, and fees of transfer agents and registrars, but excluding any underwriting fees, discounts and selling commissions, agency fees, brokers’ commissions and transfer taxes, in each case to the extent applicable to the Registrable Securities of the selling holders; provided that Registration Expenses shall not include more than $60,000 per offering of fees and disbursements of counsel and other advisors for the holders of Registrable Securities.

“Registration Statement” shall mean any registration statement of the Company filed or to be filed with the SEC under the rules and regulations promulgated under the Securities Act, including the related prospectus, amendments and supplements to such registration statement, and including pre- and post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

“Registration Termination Date” shall have the meaning set forth in Section 5.01(b).

“Rule 144” shall mean Rule 144 promulgated by the SEC pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such rule.

“Rule 405” shall mean Rule 405 promulgated by the SEC pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such rule.

“Sanctions” shall have the meaning set forth in Section 3.01(r)(i)(A).

“Sanctioned Countries” shall have the meaning set forth in Section 3.01(r)(i)(B).

“SB Initial Purchaser” shall have the meaning set forth in the preamble hereto.

“SB Management” shall have the meaning set forth in the preamble hereto.

“SB Purchaser” shall have the meaning set forth in the preamble hereto.

“SEC” shall mean the U.S. Securities and Exchange Commission.

“Securities Act” shall mean the U.S. Securities Act of 1933, as amended.

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“Sponsor Notes” shall have the meaning set forth in the Indenture.

“Standstill Period” shall mean, with respect to any Purchaser, the period commencing on the Closing Date and ending on the earliest of (a) the three year anniversary of the Closing Date, (b) the effective date of a Change in Control and (c) 90 days after the date on which none of such Purchaser or its Affiliates Beneficially Own any Notes or any shares of Company Common Stock received upon conversion of the Notes.

“Subject Securities” shall mean (a) the Notes; (b) the shares of Company Common Stock issuable or issued upon conversion or repurchase by the Company of the Notes; and (b) any securities issued as or pursuant to (or issuable upon the conversion, exercise or exchange of any warrant, right or other security that is issued as or pursuant to) a dividend, stock split, combination or any reclassification, recapitalization, merger, consolidation, exchange or any other distribution or reorganization with respect to, or in exchange for, or in replacement of, the securities referenced in clause (a) or (b) (without giving effect to any election by the Company regarding settlement options upon conversion) above or this clause (c) (provided that this clause (c) shall not be applicable to securities issued with respect to, or in exchange for, or in replacement of, the securities referenced in clause (b) pursuant to a consolidation or merger of the Company with or into any Person in which the Company Common Stock is, in whole or in part, converted into or exchanged for securities of a different issuer (which may also include cash consideration) in a transaction that will constitute a Change in Control and the shares of Company Common Stock are delisted from NYSE).

“Subsidiary” shall mean, with respect to any Person, any other Person of which 50% or more of the shares of the voting securities or other voting interests are owned or controlled, or the ability to select or elect 50% or more of the directors or similar managers is held, directly or indirectly, by such first Person or one or more of its Subsidiaries, or by such first Person, or by such first Person and one or more of its Subsidiaries.

“Take-Down Notice” shall have the meaning set forth in Section 5.02(b).

“Tax” or “Taxes” shall mean all federal, state, local, and foreign income, excise, gross receipts, gross income, ad valorem, profits, gains, property, capital, sales, transfer, use, payroll, employment, severance, withholding, duties, intangibles, franchise, backup withholding, value-added, and other taxes imposed by a Governmental Entity, together with all interest, penalties and additions to tax imposed with respect thereto.

“Tax Return” shall mean a report, return or other document (including any amendments thereto) required to be supplied to a Governmental Entity with respect to Taxes.

“Third Party” shall mean a Person other than, (a) in the case of an SB Purchaser, an SB Purchaser or any Affiliate of an SB Purchaser, (b) in the case of a BB Purchaser, a BB Purchaser or any Affiliate of a BB Purchaser and (c) in the case of any other Purchaser, such Purchaser or any Affiliate of such Purchaser.

“Third Party Tender/Exchange Offer” shall mean a tender or exchange offer made to all of the holders of Company Common Stock by a Third Party for a number of outstanding shares of Voting Stock that, if consummated, would result in a Change in Control if (a) the

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Board of Directors has recommended such tender or exchange offer in a Schedule 14D-9 under the Exchange Act or (b) such tender offer or exchange offer is either (i) a tender offer or exchange offer for less than all of the outstanding shares of Company Common Stock or (ii) part of a two-step transaction and the consideration to be received in the second step of such transaction is not identical in amount or form (or the election of the type of consideration available to the holders of the Company Common Stock is not identical in the second step of such transaction) as the first step of such transaction.

“Trading Day” shall have the meaning set forth in the Indenture.

“Transaction Agreements” shall have the meaning set forth in Section 3.01(c).

“Transactions” shall have the meaning set forth in Section 3.01(c).

“Transfer” shall have the meaning set forth in Section 4.02(a)(i).

“Trustee” shall mean U.S. Bank National Association.

“Underwritten Offering” shall mean a sale of Registrable Securities to an underwriter or underwriters for reoffering to the public, including in a block trade offered and sold through an underwriter or underwriters.

“Voting Stock” shall mean securities of any class or kind having the power to vote generally for the election of directors, managers or other voting members of the governing body of the Company or any successor thereto.

“WKSI” shall mean a “well known seasoned issuer” as defined under Rule 405.

Section 1.02    General Interpretive Principles. Whenever used in this Agreement, except as otherwise expressly provided or unless the context otherwise requires, any noun or pronoun shall be deemed to include the plural as well as the singular and to cover all genders. The name assigned to this Agreement and the section captions used herein are for convenience of reference only and shall not be construed to affect the meaning, construction or effect hereof. Whenever the words “include,” “includes,” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” Unless otherwise specified, the terms “hereto,” “hereof,” “herein” and similar terms refer to this Agreement as a whole (including the exhibits, schedules and disclosure statements hereto), references to “the date hereof” refer to the date of this Agreement and references herein to Articles or Sections refer to Articles or Sections of this Agreement. For the avoidance of doubt, notwithstanding anything in this Agreement to the contrary, none of the Notes will have any right to vote or any right to receive any dividends or other distributions that are made or paid to the holders of the shares of Company Common Stock.

ARTICLE II.

SALE AND PURCHASE OF THE NOTES

Section 2.01    Sale and Purchase of the Notes. Subject to the terms and conditions of this Agreement, at the Closing, the Company shall issue and sell to the Initial Purchasers, and the

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Initial Purchaser shall severally purchase and acquire from the Company, the aggregate principal amount of the Notes set forth opposite their names on Schedule I hereto for a purchase price equal to ninety-nine percent (99%) of the principal amount of the Notes purchased (such price, the “Purchase Price”).

Section 2.02    Closing.

(a)    The closing (the “Closing”) of the purchase and sale of the Notes hereunder shall take place electronically at 8:00 a.m., San Francisco time, on the date that is one Business Day after the conditions set forth in Sections 2.02(c) and (d) have been satisfied or waived (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver thereof at the Closing) or at such other place, time or date as may be mutually agreed upon in writing by the Company and the SB Initial Purchaser (the “Closing Date”); provided that the Closing will not occur prior to April 8, 2021 without the prior written consent of the SB Initial Purchaser.

(b)    To effect the purchase and sale of Notes, upon the terms and subject to the conditions set forth in this Agreement, at the Closing:

(i)    the Company shall execute and deliver, and shall instruct the Trustee to, execute and deliver, the Indenture, and the Company shall deliver a copy of the fully executed Indenture to each of the Initial Purchasers;

(ii)    the Company shall issue and deliver to each of the Initial Purchasers the Notes to be purchased by such Initial Purchaser, either registered in the name of such Initial Purchaser or through the facilities of The Depository Trust Company (as elected by such Initial Purchaser), against payment in full by or on behalf of such Initial Purchaser of the Purchase Price for the Notes to be purchased by such Initial Purchaser;

(iii)    each Initial Purchaser shall cause a wire transfer to be made in same day funds to an account of the Company designated in writing by the Company to such Initial Purchaser in an amount equal to the Purchase Price for the Notes to be purchased by such Initial Purchaser; and

(iv)    each Initial Purchaser shall deliver to the Company a duly completed and executed IRS Form W-8.

(c)    The obligations of the SB Initial Purchaser to purchase the Notes are subject to the satisfaction or waiver by the SB Initial Purchaser of the following conditions as of the Closing:

(i)    the purchase and sale of the Notes pursuant to Section 2.02(b) shall not be prohibited or enjoined by any Governmental Entity;

(ii)    the Company and the Trustee shall have executed and delivered the Indenture and delivered a copy thereof to the SB Initial Purchaser, and the Company shall have executed and delivered the Notes to be purchased by the SB Initial Purchaser to the SB Initial Purchaser;

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(iii)    (A) the representations and warranties of the Company set forth in Sections 3.01(c) and (e) shall be true and correct in all material respects on and as of the Closing Date, (B) the representations and warranties of the Company set forth in Section 3.01(h)(ii) shall be true and correct in all respects on and as of the Closing Date and (C) the representations and warranties of the Company set forth in Section 3.01 (other than the representations and warranties of the Company set forth in Sections 3.01(c), (e) and (h)(ii)) shall be true and correct on and as of the Closing Date (without giving effect to materiality, Material Adverse Effect, or similar phrases in such representations and warranties), except where the failure of such representations and warranties referenced in this clause (C) to be so true and correct, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect;

(iv)    the Company shall have performed and complied in all material respects with all agreements and obligations required by this Agreement to be performed or complied with by it on or prior to the Closing Date;

(v)    the SB Initial Purchaser shall have received a certificate, dated the Closing Date, duly executed by an executive officer of the Company on behalf of the Company, certifying that the conditions specified in Sections 2.02(c)(iii) and (iv) have been satisfied;

(vi)    for the period from and after the date of this Agreement and through and including the Closing Date, there shall not have occurred any events, changes or developments that, individually or in the aggregate, have had or would reasonably be expected to have a Material Adverse Effect;

(vii)    the SB Initial Purchaser shall have received a certificate of the Secretary of the Company, dated the Closing Date, certifying (A) that the Certificate of Incorporation of the Company, certified as of a recent date by the Secretary of State of the State of Delaware and attached thereto, is in full force and effect and has not been amended, supplemented, revoked or repealed since the date of such certification; (B) that attached thereto is a true and correct copy of the bylaws of the Company as in effect on the Closing Date; and (C) that attached thereto are true and correct copies of resolutions duly adopted by the Board of Directors and continuing in effect, which authorize the execution, delivery and performance by the Company of this Agreement and the other Transaction Agreements and the consummation of the transactions contemplated hereby and thereby; and

(viii)    the Notes shall be eligible for clearance and settlement through The Depository Trust Company.

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(d)    The obligations of the Company to sell the Notes to each Initial Purchaser are subject to the satisfaction or waiver by the Company of the following conditions as of the Closing:

(i)    the purchase and sale of the Notes pursuant to Section 2.02(b) shall not be prohibited or enjoined by any Governmental Entity;

(ii)    the Trustee shall have executed and delivered the Indenture to the Company;

(iii)    the representations and warranties of such Initial Purchaser set forth in Section 3.02 shall be true and correct in all material respects on and as of the Closing Date;

(iv)    such Initial Purchaser shall have performed and complied in all material respects with all agreements and obligations required by this Agreement to be performed or complied with by it on or prior to the Closing Date; and

(v)    the Company shall have received a certificate, dated the Closing Date, duly executed by an authorized person of such Initial Purchaser, certifying that the conditions specified in Sections 2.02(d)(iii) and (iv) have been satisfied.

(e)    The obligations of the BB Purchasers and Chimera to purchase the Notes are subject to the following conditions as of the Closing:

(i)    the SB Initial Purchaser shall have concluded that all conditions to closing set forth in Section 2.02(c) have been satisfied or waived and the SB Initial Purchaser shall purchase the Notes to be purchased by the SB Initial Purchaser hereby; and

(ii)    the BB Purchasers and Chimera, as applicable, shall have received the certificates specified in Section 2.02(c)(v) and (vii) to the extent those certificates are provided to the SB Purchaser.

Section 2.03    Termination. If the Closing does not occur on or prior to 5:30 p.m., New York time, on May 2, 2021, this Agreement shall automatically terminate on the date that is five Business Days following such date and each of the parties hereto shall be relieved of its duties and obligations arising under this Agreement after the date of such termination; provided that this Agreement shall not so terminate and shall continue in full force and effect so long as the Company or a Purchaser is seeking to specifically enforce the other party’s obligation to consummate the Closing; provided, further, that no such termination shall relieve any party hereto of liability for any breach or default under this Agreement prior to such termination.

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ARTICLE III.

REPRESENTATIONS AND WARRANTIES

Section 3.01    Representations and Warranties of the Company. Except as disclosed in the Company Reports filed with or furnished to the SEC and publicly available prior to the date hereof (excluding in each case any disclosures set forth in the risk factors or “forward-looking statements” sections of such reports, and any other disclosures included therein to the extent they are predictive or forward-looking in nature), the Company represents and warrants to each Initial Purchaser, as of the date hereof and as of the Closing Date, as follows:

(a)    Existence and Power.    The Company is duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as it is being conducted on the date of this Agreement, and, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business so as to require such qualification. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, each Subsidiary of the Company that is a “significant subsidiary” (as defined in Rule 1.02(w) of the SEC’s Regulation S-X) has been duly organized and is validly existing in good standing (to the extent that the concept of “good standing” is recognized by the applicable jurisdiction) under the laws of its jurisdiction of organization.

(b)    Capitalization.

(i)    The authorized share capital of the Company consists of 400,000,000 shares of Company Common Stock and 20,000,000 shares of preferred stock, $0.0001 par value per share (the “Company Preferred Stock”), of the Company. As of December 31, 2020, there were (A) 185,885,658 shares of Company Common Stock issued and outstanding and 124,913 shares of Company Preferred Stock issued and outstanding, (B) options to purchase an aggregate of 4,876,893 shares of Company Common Stock issued and outstanding, (C) 6,601,828 shares of Company Common Stock underlying the Company’s restricted stock unit awards, (D) outstanding warrants to purchase an aggregate of 214,154 shares of Company Common Stock, (E) up to an aggregate of 22,000,017 shares of Company Common Stock that may be issuable upon the achievement of certain milestones related to the Company’s acquisition of ArcherDX, Inc., (F) 1,231,344 shares of Company Common Stock that may be issuable in connection with indemnification hold-backs and contingent consideration related to acquisitions by the Company other than ArcherDX, Inc., and (G) $350,000,000 aggregate principal amount of the Company’s 2.00% Convertible Senior Notes due 2024 issued and outstanding.

(ii)    Since December 31, 2020, (A) the Company has only issued options, shares of restricted stock, restricted stock units, or other rights to acquire

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shares of Company Common Stock in the ordinary course of business consistent with past practice, including as inducement grants in connection with acquisitions by the Company, and (B) the only shares of capital stock issued by the Company were pursuant to (w) the Company’s 2010 Stock Incentive Plan, 2015 Stock Incentive Plan or 2015 Employee Stock Purchase Plan, (x) otherwise pursuant to outstanding options, restricted stock units and other rights to purchase shares of Company Common Stock, (y) in connection with the Company’s January 2021 public offering of shares of Company Common Stock, or (z) acquisitions by the Company (including in connection with indemnification hold-backs and contingent consideration).

(iii)    All outstanding shares of Company Common Stock are duly authorized, validly issued, fully paid and nonassessable, and are not subject to and were not issued in violation of any preemptive or similar right, purchase option, call or right of first refusal or similar right.

(iv)    Except as set forth above, the Company has not issued any securities, the holders of which have the right to vote with the stockholders of Company on any matter.

(v)    Except as provided in this Agreement, the Notes and the Indenture and except as set forth in or contemplated by this Section 3.01(b) or in connection with pending or potential acquisition activity, there are no existing options, warrants, calls, preemptive (or similar) rights, subscriptions or other rights, agreements or commitments obligating the Company to issue, transfer or sell, or cause to be issued, transferred or sold, any capital stock of the Company or any securities convertible into or exchangeable for such capital stock and there are no current outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire any of its shares of capital stock.

(c)    Authorization. The execution, delivery and performance of this Agreement, the Indenture and the Notes (the “Transaction Agreements”) and the consummation of the transactions contemplated herein and therein (collectively, the “Transactions”) have been duly authorized by the Board of Directors and all other necessary corporate action on the part of the Company. Assuming this Agreement constitutes the valid and binding obligation of such Initial Purchaser, this Agreement is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the limitation of such enforcement by (i) the effect of bankruptcy, insolvency, reorganization, receivership, conservatorship, arrangement, moratorium or other laws affecting or relating to creditors’ rights generally and (ii) the rules governing the availability of specific performance, injunctive relief or other equitable remedies and general principles of equity, regardless of whether considered in a proceeding in equity or at law (the “Enforceability Exceptions”). On the Closing Date, the Indenture will be duly executed and delivered by the Company and, assuming the Indenture will be a valid and binding obligation of the Trustee, the Indenture will be a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions.

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(d)    General Solicitation; No Integration. Other than with respect to the Initial Purchasers and their respective Affiliates, neither the Company nor any other Person or entity authorized by the Company to act on its behalf has engaged in a general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) of investors with respect to offers or sales of the Notes. The Company has not, directly or indirectly, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which, to its knowledge, is or will be integrated with the Notes sold pursuant to this Agreement.

(e)    Valid Issuance. The Notes have been duly authorized by all necessary corporate action of the Company. When issued and sold against receipt of the consideration therefor, the Notes will be valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to the limitation of such enforcement by the Enforceability Exceptions. The Company has available for issuance the maximum number of shares of Company Common Stock initially issuable upon conversion of the Notes if such conversion were to occur immediately following Closing (assuming conversion on a fully Physical Settlement basis). The Company Common Stock to be issued upon conversion of the Notes in accordance with the terms of the Notes has been duly authorized, and when issued upon conversion of the Notes, all such Company Common Stock will be validly issued, fully paid and nonassessable and free of pre-emptive or similar rights.

(f)    Non-Contravention/No Consents. The execution, delivery and performance of the Transaction Agreements, the issuance of the shares of Company Common Stock upon conversion of the Notes in accordance with their terms and the consummation by the Company of the Transactions, does not conflict with, violate or result in a breach of any provision of, or constitute a default under, or result in the termination of or accelerate the performance required by, or result in a right of termination or acceleration under, (i) the certificate of incorporation or bylaws of the Company, (ii) any mortgage, note, indenture, deed of trust, lease, license, loan agreement or other agreement binding upon the Company or any of its Subsidiaries, or (iii) any permit, license, judgment, order, decree, ruling, injunction, statute, law, ordinance, rule or regulation applicable to the Company or any of its Subsidiaries, other than in the cases of clauses (ii) and (iii) as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Assuming the accuracy of the representations of the Initial Purchasers set forth herein, other than (A) any required filings or approvals under the HSR Act or any foreign antitrust or competition laws, requirements or regulations in connection with the issuance of shares of Company Common Stock upon the conversion of the Notes, (B) the filing of a Listing of Additional Shares Notification Form with NYSE, (C) any required filings pursuant to the Exchange Act or the rules of the SEC or NYSE or (D) as have been obtained prior to the date of this Agreement, no consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required on the part of the Company or any of its Subsidiaries in connection with the execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the Transactions (in each case other than the transactions contemplated by Article V), except for any consent, approval, order, authorization, registration, declaration, filing, exemption or review the

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failure of which to be obtained or made, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. As of the date hereof, the Company is a WKSI eligible to file a registration statement on Form S-3 under the Securities Act.

(g)    Reports; Financial Statements.

(i)    The Company has filed or furnished, as applicable, (A) its annual report on Form 10-K for the fiscal year ended December 31, 2020, (B) its proxy statement relating to the annual meeting of the stockholders of the Company held in 2020 and, (C) except for a pending amendment to Current Report on Form 8-K (to provide pro forma financial statements at and as of December 31, 2020 in respect of the acquisition of ArcherDX, Inc.), all other forms, reports, schedules and other statements required to be filed or furnished by it with the SEC under the Exchange Act or the Securities Act since December 31, 2020 (collectively, the “Company Reports”). As of its respective date, and, if amended, as of the date of the last such amendment, each Company Report complied (or will comply) in all material respects as to form with the applicable requirements of the Securities Act and the Exchange Act, and any rules and regulations promulgated thereunder applicable to such Company Report. As of its respective date, and, if amended, as of the date of the last such amendment, no Company Report contained (or will contain) any untrue statement of a material fact or omitted (or will omit) to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading.

(ii)    The consolidated balance sheet, and the related consolidated statement of income, changes in stockholders’ equity and cash flows, included in the Company Reports filed with the SEC under the Exchange Act (A) have been prepared from, and are in accordance with, the books and records of the Company and its Subsidiaries, (B) fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates shown and the results of the consolidated operations, changes in stockholders’ equity and cash flows of the Company and its consolidated Subsidiaries for the respective fiscal periods or as of the respective dates therein set forth, subject, in the case of any unaudited financial statements, to normal recurring year-end adjustments, (C) have been prepared in accordance with GAAP consistently applied during the periods involved, except as otherwise set forth therein or in the notes thereto, and in the case of unaudited financial statements except for the absence of footnote disclosure, and (D) otherwise comply in all material respects with the requirements of the SEC.

(h)    Absence of Certain Changes. Since December 31, 2020, (i) the Company and its Subsidiaries have conducted their respective businesses in all material respects in the ordinary course of business, and (ii) no events, changes or developments have occurred that, individually or in the aggregate, have had or would reasonably be expected to have a Material Adverse Effect.

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(i)    No Undisclosed Liabilities, etc. There are no liabilities of the Company or any of its Subsidiaries that would be required by GAAP to be reflected on the face of the balance sheet, except (i) liabilities reflected or reserved against in the financial statements or disclosed in the notes thereto contained in the Company Reports, (ii) liabilities incurred since December 31, 2020 in the ordinary course of business and (iii) liabilities that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(j)    Compliance with Applicable Law. Each of the Company and its Subsidiaries has complied in all respects with, and is not in default or violation in any respect of, any law, statute, order, rule, regulation, policy or guideline of any federal, state or local governmental authority applicable to the Company or such Subsidiary, other than such non-compliance, defaults or violations that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect.

(k)    Legal Proceedings. Neither the Company nor any of its Subsidiaries is a party to any, and there are no pending, or to the knowledge of the Company, threatened, legal, administrative, arbitral or other proceedings, claims, actions or governmental investigations of any nature against the Company or any of its Subsidiaries (i) that, individually or in the aggregate, have had or would reasonably be expected to have a Material Adverse Effect or (ii) that challenge the validity of or seek to prevent the Transactions. Neither the Company nor any of its Subsidiaries is subject to any order, judgment or decree of a Governmental Entity that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect. Except as, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect, there is no investigation or review pending or, to the knowledge of the Company, threatened by any Governmental Entity with respect to the Company or any of its Subsidiaries.

(l)    Investment Company Act. The Company is not, and immediately after receipt of payment for the Notes will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(m)    Taxes and Tax Returns. Except as, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect:

(i)    the Company and each of its Subsidiaries has timely filed (taking into account all applicable extensions) all Tax Returns required to be filed by it, and all such Tax Returns were correct and complete in all respects, and the Company and each of its Subsidiaries has paid (or has had paid on its behalf) to the appropriate Governmental Entity all Taxes that are required to be paid by it, except, in each case, with respect to matters contested in good faith or for which adequate reserves have been established in accordance with GAAP; and

(ii)    there are no disputes or claims asserted in writing, in respect of Taxes of the Company or any of its Subsidiaries for which reserves that are adequate under GAAP have not been established.

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(n)    Intellectual Property. Except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect:

(i)    the Company and its Subsidiaries own, possess, license or have other rights to use, or could obtain on commercially reasonable terms, all foreign and domestic patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, Internet domain names, know-how and other intellectual property (collectively, the “Intellectual Property”) necessary for the conduct of their respective businesses as now conducted;

(ii)    there are no rights of third parties to any such Intellectual Property owned by the Company and its Subsidiaries except for in-licensed Intellectual Property, and except for licenses granted in the ordinary course to third parties;

(iii)    to the Company’s knowledge, there is no infringement by third parties of any such Intellectual Property;

(iv)    there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s and its Subsidiaries’ rights in or to any such Intellectual Property, and the Company is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim;

(v)    there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property;

(vi)    there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company and its Subsidiaries infringe or otherwise violate any patent, trademark, copyright, trade secret or other proprietary rights of others;

(vii)    to the Company’s knowledge, there is no third-party U.S. patent or published U.S. patent application that contains claims for which an Interference Proceeding (as defined in 35 U.S.C. § 135) has been commenced against any patent or patent application owned by or licensed to the Company or any of its Subsidiaries; and

(viii)    the Company and its Subsidiaries have complied with the terms of each agreement pursuant to which Intellectual Property has been licensed to the Company or such Subsidiary, and all such agreements are in full force and effect.

(o)    Title to Real and Personal Property. The Company and its Subsidiaries have good and marketable title in fee simple to all items of real property described in the Company Reports as being owned by them, good and valid title to all personal property described in the Company Reports as being owned by them that are material to the businesses of the Company or such Subsidiary, in each case free and clear of all liens,

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encumbrances and claims, except those matters that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries or (ii) would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Any real or personal property described in the Company Reports as being leased by the Company and any of its Subsidiaries is held by them under valid, existing and enforceable leases, except those that (A) do not materially interfere with the use made or proposed to be made of such property by the Company or any of its Subsidiaries or (B) would not be reasonably expected, individually or in the aggregate, to have a Material Adverse Effect. Each of the properties of the Company and its Subsidiaries complies with all applicable codes, laws and regulations (including building and zoning codes, laws and regulations and laws relating to access to such properties), except for such failures to comply that would not, individually or in the aggregate, reasonably be expected to interfere in any material respect with the use made and proposed to be made of such property by the Company and its Subsidiaries or otherwise have a Material Adverse Effect. None of the Company or its Subsidiaries has received from any Governmental Entities any notice of any condemnation of, or zoning change affecting, the properties of the Company and its Subsidiaries, and the Company knows of no such condemnation or zoning change which is threatened, except for such that would not reasonably be expected to interfere in any material respect with the use made and proposed to be made of such property by the Company and its Subsidiaries or otherwise have a Material Adverse Effect, individually or in the aggregate.

(p)    Operations. The operations of the Company and its Subsidiaries are and have been conducted at all times in material compliance with applicable financial record keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions to which the Company or its Subsidiaries are subject, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Authority (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any Governmental Entity involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(q)    No Improper Practices. (i) Neither the Company nor any of its Subsidiaries, nor any director, officer, or employee of the Company or any of its Subsidiary nor, to the Company’s knowledge, any agent, affiliate or other person acting on behalf of the Company or any of its Subsidiaries has, in the past five years, made any unlawful contributions to any candidate for any political office (or failed fully to disclose any contribution in violation of applicable law) or made any contribution or other payment to any official of, or candidate for, any federal, state, municipal, or foreign office or other person charged with similar public or quasi-public duty in violation of any applicable law or of the character required to be disclosed in the Company Reports; (ii) no relationship, direct or indirect, exists between or among the Company or, to the Company’s knowledge, any Subsidiary of the Company or any affiliate of any of them, on the one hand, and the directors, officers and stockholders of the Company or, to the Company’s knowledge, any of its Subsidiaries, on the other hand, that is required by the Exchange Act to be described in the Company Reports that is not so described; (iii) the

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Company has not knowingly offered, or caused any placement agent to offer, Common Stock to any person with the intent to influence unlawfully (A) a customer or supplier of the Company or any Subsidiary of the Company to alter the customer’s or supplier’s level or type of business with the Company or any Subsidiary of the Company or (B) a trade journalist or publication to write or publish favorable information about the Company or any Subsidiary of the Company or any of their respective products or services, and (iv) neither the Company nor any Subsidiary of the Company nor, to the Company’s knowledge, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company or any Subsidiary of the Company has (A) violated or is in violation of any applicable provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or any other applicable anti-bribery or anti-corruption law (collectively, “Anti-Corruption Laws”), (B) promised, offered, provided, attempted to provide or authorized the provision of anything of value, directly or indirectly, to any person for the purpose of obtaining or retaining business, influencing any act or decision of the recipient or securing any improper advantage, or (C) knowingly made any payment of funds of the Company or any Subsidiary of the Company or received or retained any funds in material violation of any Anti-Corruption Laws.

(r)    Sanctions.

(i)    The Company represents that, neither the Company nor any of its Subsidiaries (collectively, the “Entity”) nor, to the Company’s knowledge, any director, officer, employee, agent, affiliate or representative of the Entity, is a Person that is, or is owned or controlled by a Person that is:

(A)    the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control (“OFAC”), the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authorities, including designation on OFAC’s Specially Designated Nationals and Blocked Persons List or OFAC’s Foreign Sanctions Evaders List (as amended, collectively, “Sanctions”); or

(B)    located, organized or resident in a country or territory that is the subject of Sanctions that broadly prohibit dealings with that country or territory (including Cuba, Iran, North Korea, Syria and the Crimea Region of the Ukraine) (the “Sanctioned Countries”).

(ii)    The Entity represents and covenants that it will not knowingly, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise knowingly make available such proceeds to any subsidiary, joint venture partner or other Person:

(C)    to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions or is a Sanctioned Country; or

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(D)    in any other manner that will result in a material violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise).

(iii)    The Entity represents and covenants that, for the past five years it has not knowingly engaged in, is not now knowingly engaging in, and will not engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions or is or was a Sanctioned Country.

(s)    Brokers and Finders. The Company has not retained, utilized or been represented by, or otherwise become obligated to, any broker, placement agent, financial advisor or finder in connection with the transactions contemplated by this Agreement whose fees any Initial Purchaser would be required to pay.

(t)    No Additional Representations.

(i)    The Company acknowledges that no Initial Purchaser makes any representation or warranty as to any matter whatsoever except as expressly set forth in Section 3.02 and in any certificate delivered by such Initial Purchaser pursuant to this Agreement, and the Company has not relied on or been induced by such information or any other representations or warranties (whether express or implied or made orally or in writing) not expressly set forth in Section 3.02 and in any certificate delivered by such Initial Purchaser pursuant to this Agreement.

(ii)    The Company acknowledges and agrees that, except for the representations and warranties expressly set forth in Section 3.02 and in any certificate delivered by an Initial Purchaser pursuant to this Agreement, (A) no person has been authorized by any Initial Purchaser to make any representation or warranty relating to any Initial Purchaser or otherwise in connection with the transactions contemplated hereby, and if made, such representation or warranty must not be relied upon by the Company as having been authorized by any Initial Purchaser, and (B) any materials or information provided or addressed to the Company or any of its Affiliates or representatives are not and shall not be deemed to be or include representations or warranties of any Initial Purchaser unless any such materials or information are the subject of any express representation or warranty set forth in Section 3.02 of this Agreement and in any certificate delivered by such Initial Purchaser pursuant to this Agreement.

Section 3.02    Representations and Warranties of the Initial Purchasers. Each Initial Purchaser severally represents and warrants to, and agrees with, the Company, as of the date hereof and as of the Closing Date, as follows:

(a)    Organization; Ownership. Such Initial Purchaser is duly organized, validly existing and in good standing (to the extent that the concept of “good standing” is recognized by the applicable jurisdiction) under the laws of its organization and has all requisite power and authority to own, operate and lease its properties and to carry on its business as it is being conducted on the date of this Agreement.

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(b)    Authorization; Sufficient Funds; No Conflicts.

(i)    Such Initial Purchaser has full power and authority to execute and deliver this Agreement and to consummate the Transactions. The execution, delivery and performance by such Initial Purchaser of this Agreement and the consummation of the Transactions have been duly authorized by all necessary action on behalf of such Initial Purchaser. No other proceedings on the part of such Initial Purchaser are necessary to authorize the execution, delivery and performance by such Initial Purchaser of this Agreement and consummation of the Transaction. This Agreement has been duly and validly executed and delivered by such Initial Purchaser. Assuming this Agreement constitutes the valid and binding obligation of the Company, this Agreement is a valid and binding obligation of such Initial Purchaser, enforceable against such Initial Purchaser in accordance with its terms, subject to the limitation of such enforcement by the Enforceability Exceptions.

(ii)    Such Initial Purchaser will have, as of the Closing, cash in immediately available funds in excess of the Purchase Price for the Notes to be purchased by such Initial Purchaser.

(iii)    The execution, delivery and performance of this Agreement by such Initial Purchaser, the consummation by such Initial Purchaser of the Transactions and the compliance by such Initial Purchaser with any of the provisions hereof will not conflict with, violate or result in a breach of any provision of, or constitute a default under, or result in the termination of or accelerate the performance required by, or result in a right of termination or acceleration under, (A) any provision of such Initial Purchaser’s organizational documents, (B) any mortgage, note, indenture, deed of trust, lease, license, loan agreement or other agreement binding upon such Initial Purchaser or (C) any permit, license, judgment, order, decree, ruling, injunction, statute, law, ordinance, rule or regulation applicable to such Initial Purchaser, other than in the cases of clauses (B) and (C) as would not reasonably be expected to materially and adversely affect or delay the consummation of the Transactions.

(c)    Consents and Approvals. No consent, approval, order or authorization of, or registration, declaration or filing with, or exemption or review by, any Governmental Entity is required on the part of such Initial Purchaser in connection with the execution, delivery and performance by such Initial Purchaser of this Agreement and the consummation by such Initial Purchaser of the Transactions, except for any required filings or approvals under the HSR Act or any foreign antitrust or competition laws, requirements or regulations in connection with the issuance of shares of Company Common Stock upon the conversion of the Notes and any consent, approval, order, authorization, registration, declaration, filing, exemption or review the failure of which to be obtained or made, individually or in the aggregate, would not reasonably be expected to adversely affect or delay the consummation of the Transactions by such Initial Purchaser.

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(d)    Securities Act Representations.

(i)    Such Initial Purchaser is an accredited investor (as defined in Rule 501 of the Securities Act) and is aware that the sale of the Notes is being made in reliance on a private placement exemption from registration under the Securities Act. Such Initial Purchaser is acquiring the Notes (and any shares of Company Common Stock issuable upon conversion of the Notes) for its own account, and not with a view toward, or for sale in connection with, any distribution thereof in violation of any federal or state securities or “blue sky” law, or with any present intention of distributing or selling such Notes (or any shares of Company Common Stock issuable upon conversion of the Notes) in violation of the Securities Act and agrees not to reoffer or resell the Notes except pursuant to an exemption from registration under the Securities Act or pursuant to an effective registration statement thereunder (it being understood, however, that the disposition of such Initial Purchaser’s property shall at all times be within such Initial Purchaser’s control). Such Initial Purchaser has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in such Notes (and any shares of Company Common Stock issuable upon conversion of the Notes) and is capable of bearing the economic risks of such investment. Such Initial Purchaser has been provided a reasonable opportunity to undertake and has undertaken such investigation and has been provided with and has evaluated such documents and information as it has deemed necessary to enable it to make an informed and intelligent decision with respect to the execution, delivery and performance of this Agreement.

(ii)    Such Initial Purchaser has no current intent or purpose to take any action that would be a violation of this Agreement.

(iii)    Neither such Initial Purchaser nor any of its Affiliates is acting in concert, and neither such Initial Purchaser nor any of its Affiliates has any agreement or understanding, with any Person that is not an Affiliate of such Initial Purchaser, and is not otherwise a member of a “group” (as such term is used in Section 13(d)(3) of the Exchange Act), with respect to the Company or its securities, in each case, other than with respect to any bona fide loan from one or more financial institution.

(e)    Brokers and Finders. Such Initial Purchaser has not retained, utilized or been represented by, or otherwise become obligated to, any broker, placement agent, financial advisor or finder in connection with the transactions contemplated by this Agreement whose fees the Company would be required to pay.

(f)    Non-Affiliate Status. Such Initial Purchaser is not, and has not been during the preceding 90 days, an officer, director or 10% or more stockholder of the Company, or in any other way an “affiliate” of the Company as that term is defined in paragraph (a)(1) of Rule 144.

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(g)    No Additional Representations.

(i)    Such Initial Purchaser acknowledges that the Company does not make any representation or warranty as to any matter whatsoever except as expressly set forth in Section 3.01 and in any certificate delivered by the Company pursuant to this Agreement, and specifically (but without limiting the generality of the foregoing), that, except as expressly set forth in Section 3.01 and in any certificate delivered by the Company pursuant to this Agreement, the Company makes no representation or warranty with respect to (A) any matters relating to the Company, its business, financial condition, results of operations, prospects or otherwise, (B) any projections, estimates or budgets delivered or made available to such Initial Purchaser (or any of its Affiliates, officers, directors, employees or other representatives) of future revenues, results of operations (or any component thereof), cash flows or financial condition (or any component thereof) of the Company and its Subsidiaries or (C) the future business and operations of the Company and its Subsidiaries, and such Initial Purchaser has not relied on or been induced by such information or any other representations or warranties (whether express or implied or made orally or in writing) not expressly set forth in Section 3.01 and in any certificate delivered by the Company pursuant to this Agreement.

(ii)    Such Initial Purchaser has conducted its own independent review and analysis of the business, operations, assets, liabilities, results of operations, financial condition and prospects of the Company and its Subsidiaries and acknowledges such Initial Purchaser has been provided with sufficient access for such purposes, has been furnished with all other materials that it considers relevant to an investment in the Notes, and has had a full opportunity to ask questions of and receive answers from the Company or any person or persons acting on behalf of the Company concerning the terms and conditions of an investment in the Notes. Such Initial Purchaser acknowledges and agrees that, except for the representations and warranties expressly set forth in Section 3.01 and in any certificate delivered by the Company pursuant to this Agreement, (A) no person has been authorized by the Company to make any representation or warranty relating to itself or its business or otherwise in connection with the transactions contemplated hereby, and if made, such representation or warranty must not be relied upon by such Initial Purchaser as having been authorized by the Company, and (B) any estimates, projections, predictions, data, financial information, memoranda, presentations or any other materials or information provided or addressed to such Initial Purchaser or any of its Affiliates or representatives are not and shall not be deemed to be or include representations or warranties of the Company unless any such materials or information are the subject of any express representation or warranty set forth in Section 3.01 of this Agreement and in any certificate delivered by the Company pursuant to this Agreement. Such Initial Purchaser has independently made its own analysis and decision to invest in the Notes, and no statement or printed material which is contrary to the disclosure documents has been made or given to such Initial Purchaser by or on behalf of the Company.

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ARTICLE IV.

ADDITIONAL AGREEMENTS

Section 4.01    Taking of Necessary Action. Each party agrees to use its reasonable efforts promptly to take or cause to be taken all action and promptly to do or cause to be done all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the sale and purchase of the Notes to or by it hereunder, subject to the terms and conditions hereof and compliance with applicable law. In case at any time before or after the Closing any further action is necessary or desirable to carry out the purposes of such sale and purchase of the Notes, the proper officers, managers and directors of each party to this Agreement shall take all such necessary action as may be reasonably requested by, and the sole expense of, the requesting party.

Section 4.02    Lock-Up.

(a)    Notwithstanding any rights provided in Article V, a Purchaser shall not, without the Company’s prior written consent, directly or indirectly, during the Lock-Up Period (such actions in clauses (i) and (ii) below, “Prohibited Transfers”):

(i)    sell, offer, transfer, assign, mortgage, hypothecate, gift, pledge or dispose of, enter into or agree to enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, assignment, mortgage, hypothecation, gift, pledge or similar disposition of (any of the foregoing, a “Transfer”), any of the Notes or any shares of Company Common Stock issuable or issued upon conversion or repurchase by the Company of any of the Notes, in each case, other than any Permitted Transfer; or

(ii)    enter into or engage in any hedge, swap, short sale, derivative transaction or other agreement or arrangement that transfers to any Third Party, directly or indirectly, in whole or in part, any of the economic consequences of ownership of the Notes or any shares of Company Common Stock issuable or issued upon conversion or repurchase by the Company of any of the Notes; provided that a Purchaser and its Affiliates may enter into or engage in any swap, put or collar agreement in respect of Company Common Stock not issuable or issued upon conversion or repurchase by the Company of any of the Notes so long as such activities are conducted in the ordinary course of business and do not result in such Purchaser and its Affiliates holding a net short position, as determined excluding the Notes or any shares of Company Common Stock issuable or issued upon conversion or repurchase by the Company of any of the Notes.

(b)    Following the Lock-Up Period, a Purchaser shall not transfer any of the Notes or any shares of Company Common Stock issuable or issued upon conversion or

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repurchase by the Company of the Notes to any of its Affiliates that did not execute and deliver to the Company a Joinder becoming a Purchaser party to this Agreement and a Confidentiality Agreement or did not deliver to the Company a duly completed and executed IRS Form W-9 or W-8 (or equivalent tax form).

(c)    Any purported Prohibited Transfer in violation of this Section 4.02 shall be null and void ab initio.

(d)    Notwithstanding the foregoing, a Purchaser (or a controlled Affiliate of such Purchaser) shall be permitted to mortgage, hypothecate, and/or pledge the Notes and/or the shares of Company Common Stock issuable or issued upon conversion of the Notes in respect of one or more bona fide purpose (margin) or bona fide non-purpose loans (each, a “Permitted Loan”). Any Permitted Loan entered into by a Purchaser or its controlled Affiliates shall be with one or more financial institutions and nothing contained in this Agreement shall prohibit or otherwise restrict the ability of any lender (or its securities affiliate) or collateral agent or trustee to foreclose upon and sell, dispose of or otherwise transfer the Notes and/or shares of Company Common Stock (including shares of Company Common Stock received upon conversion or repurchase by the Company of the Notes following foreclosure on a Permitted Loan) mortgaged, hypothecated and/or pledged to secure the applicable obligations of the borrower following an event of default under a Permitted Loan. Notwithstanding the foregoing or anything to the contrary herein, in the event that any lender or other creditor under a Permitted Loan transaction (including any agent or trustee on their behalf) or any affiliate of the foregoing exercises any rights or remedies in respect of the Notes or the shares of Company Common Stock issuable or issued upon conversion or repurchase by the Company of the Notes or any other collateral for any Permitted Loan, no lender, creditor, agent or trustee on their behalf or affiliate of any of the foregoing (other than, for the avoidance of doubt, a Purchaser or any of its Affiliates) shall be entitled to any rights or have any obligations or be subject to any transfer restrictions or limitations hereunder (including the rights or benefits provided for in Section 4.06) except and to the extent expressly provided for in Article V.

(e)    Notwithstanding anything in this Agreement or elsewhere to the contrary, any sale of Notes or Common Stock pursuant to Article V shall be subject to any applicable limitations set forth in this Section 4.02 and Article V.

Section 4.03    Standstill.

(a)    Each Purchaser and SB Management agrees that, during the Standstill Period (unless specifically requested in writing by the Company, acting through a resolution of a majority of the Company’s directors), such Person shall not, and shall cause each of its Affiliates (collectively and individually, the “Purchaser Affiliates”) not to, directly or indirectly, in any manner, alone or in concert with others:

(i)    make, engage in, or in any way participate in, directly or indirectly, any “solicitation” of proxies (as such terms are used in the proxy rules of the SEC but without regard to the exclusion set forth in Rule 14a-1(l)(2)(iv)) or consents to

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vote, or seek to advise, encourage or influence any person with respect to the voting of any securities of the Company for the election of individuals to the Board of Directors or to approve stockholder proposals that have not been authorized and approved, or recommended for approval, by the Board of Directors, or become a “participant” in any contested “solicitation” (as such terms are defined or used under the Exchange Act) for the election of directors with respect to the Company, other than a “solicitation” or acting as a “participant” in support of all of the nominees of the Board of Directors at any stockholder meeting, or make or be the proponent of any stockholder proposal (pursuant to Rule 14a-8 under the Exchange Act or otherwise);

(ii)    form, join, encourage, influence, advise or in any way participate in any “group” (as such term is defined in Section 13(d)(3) of the Exchange Act) with any persons who are not such Person’s Purchaser Affiliates with respect to any securities of the Company or otherwise in any manner agree, attempt, seek or propose to deposit any securities of the Company or any securities convertible or exchangeable into or exercisable for any such securities in any voting trust or similar arrangement, or subject any securities of the Company to any arrangement or agreement with respect to the voting thereof, except as expressly permitted by this Agreement;

(iii)    acquire, offer or propose to acquire, or agree to acquire, directly or indirectly, whether by purchase, tender or exchange offer, through the acquisition of control of another person, by joining a partnership, limited partnership, syndicate or other group (including any group of persons that would be treated as a single “person” under Section 13(d) of the Exchange Act), through swap or hedging transactions or otherwise, any securities of the Company or any rights decoupled from the underlying securities that would result in such Person (together with such Person’s Purchaser Affiliates), beneficially owning (within the meaning of Rule 13d-3 of the Exchange Act) more than 19.99% in the aggregate of the shares of the Company Common Stock outstanding at such time (assuming all the Notes are converted on a fully Physical Settlement basis); provided that nothing herein will require any Notes, shares of Company Common Stock or other securities to be sold to the extent such Person and such Person’s Purchaser Affiliates, collectively, exceed the ownership limit under this paragraph as the result of a share repurchase or any other Company actions that reduces the number of outstanding shares of Company Common Stock. For the avoidance of doubt, this Section 4.03(a)(iii) shall not restrict conversion of the Notes and shall not be violated by any conversion rate adjustment. Notwithstanding the second sentence of the definition of “Affiliate” in this Agreement, for purposes of this Section 4.03(a)(iii), no securities Beneficially Owned by a portfolio company of such Person or its Affiliates will be deemed to be Beneficially Owned by such Person or any of its Affiliates only so long as (x) such portfolio company would not be deemed an Affiliate of such Person for purposes of this Section 4.03 under the definition of “Affiliate” in this Agreement, (y) neither such Person nor any of its Purchaser Affiliates has encouraged, instructed, directed, assisted or advised, or coordinated with, such portfolio company with respect to the acquisition,

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voting or disposition of securities of the Company by the portfolio company and (z) neither such Person or any of its Affiliates is a member of a group (as such term is defined in Section 13(d)(3) of the Exchange Act) with that portfolio company with respect to any securities of the Company;

(iv)    transfer, directly or indirectly, through swap or hedging transactions or otherwise, the Notes or Company Common Stock Beneficially Owned by such Person or its Affiliates or any economic or voting rights decoupled from the underlying securities held by such Person or its Affiliates to any Third Party that, to the knowledge of such Person at the time it enters into such transaction, would result in such Third Party, together with its Affiliates, having Beneficial Ownership in the aggregate of more than 10% of the shares of Company Common Stock outstanding at such time; provided that (x) such Person or its Affiliates, as applicable, shall provide written notice to the Company if it has actual knowledge at the time of such transaction that such transfer, directly or indirectly, through swap or hedging transactions or otherwise, of its Notes or Company Common Stock to any Third Party would result in such Third Party, together with its Affiliates, having Beneficial Ownership in the aggregate of more than 10% of the shares of Company Common Stock outstanding at such time and (y) nothing in this clause (iv) shall in any way prohibit, limit or restrict any transfer (A) pursuant to a Permitted Loan or any foreclosure thereunder, (B) pursuant to a Third Party Tender/Exchange Offer or pursuant to a merger, consolidation or similar transaction entered into by the Company, (C) in a bona fide underwritten public offering (or an equivalent transaction under Rule 144A), in a block sale to one or more broker-dealers in connection with a transaction pursuant to Rule 144A or in a broker transaction pursuant to Rule 144 (provided that, in relation to any such Rule 144A offering or such Rule 144 offering, such Person has not instructed or encouraged any initial purchaser, broker or broker dealer as applicable, to sell such Notes or Company Common Stock to a specific Third Party or class of Third Parties which would otherwise result in a violation of this clause (iv)), or (D) in a derivatives transaction entered into with, or purchased from, a bank, broker-dealer or other recognized derivatives dealer that is not a hedge fund or activist investor, or to the knowledge of such Person, an Affiliate of a hedge fund or activist investor;

(v)    effect or seek to effect, offer or propose to effect, cause or participate in, or in any way assist or facilitate any other person to effect or seek, offer or propose to effect or participate in, any tender or exchange offer, merger, consolidation, acquisition, scheme of arrangement, business combination, recapitalization, reorganization, sale or acquisition of all or substantially all assets, liquidation, dissolution or other extraordinary transaction involving the Company or any of its Subsidiaries or joint ventures or any of their respective securities (each, an “Extraordinary Transaction”), or make any public statement with respect to an Extraordinary Transaction; provided, however, that this clause shall not preclude the tender by such Person or its Purchaser Affiliate of any securities of the Company into any Third Party Tender/Exchange Offer (and any related conversion of Notes to the extent required to effect such tender) or any

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merger, consolidation or similar transaction entered into by the Company, or the vote by such Person or its Purchaser Affiliate of any voting securities of the Company with respect to any Extraordinary Transaction;

(vi)    (A) call or seek to call any meeting of stockholders of the Company, including by written consent, (B) seek representation on the Board of Directors, except as expressly set forth herein, (C) seek the removal of any member of the Board of Directors, (D) solicit consents from stockholders or otherwise act or seek to act by written consent with respect to the Company, (E) conduct a referendum of stockholders of the Company or (F) make a request for any stockholder list or other Company books and records, whether pursuant to Section 220 of the DGCL or otherwise;

(vii)    take any action in support of or make any proposal or request that constitutes: (A) controlling or changing the Board of Directors or management of the Company, including any plans or proposals to declassify the Board of Directors or to change the number or term of directors or to fill any vacancies on the Board of Directors, (B) any material change in the capitalization or dividend policy of the Company, (C) any other material change in the Company’s management, business or corporate structure, (D) seeking to have the Company waive or make amendments or modifications to the Company’s certificate of incorporation or bylaws, or other actions that may impede or facilitate the acquisition of control of the Company by any person, (E) causing a class of securities of the Company to be delisted from, or to cease to be authorized to be quoted on, any securities exchange; or (F) causing a class of equity securities of the Company to become eligible for termination of registration pursuant to Section 12(g)(4) of the Exchange Act;

(viii)    make statements reasonably expected to disparage or cause to be disparaged the Company or its Subsidiaries or any of its current or former officers or directors in a manner reasonably expected to cause harm to such person and using a means of communication that is reasonably expected to be and results in a broad dissemination of such remarks (provided such Person or its applicable Affiliates shall have an opportunity to publicly cure any such statement within two Business Days after being informed by the Company that such Person or its Affiliates have breached this clause (viii));

(ix)    make any public disclosure, announcement or statement regarding any intent, purpose, plan or proposal with respect to the Board of Directors, the Company, its management, policies or affairs, any of its securities or assets or this Agreement that is inconsistent with the provisions of this Agreement;

(x)    enter into any discussions, negotiations, agreements or understandings with any Third Party with respect to any of the foregoing, or advise, assist, knowingly encourage or seek to persuade any Third Party to take any action or make any statement with respect to any of the foregoing; or

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(xi)    request, directly or indirectly, any amendment, modification or waiver of this Section 4.03 (including this clause (xi)).

(b)    The foregoing provisions of Section 4.03(a) shall not be deemed to prohibit a Person or any of its Purchaser Affiliates or their respective directors, executive officers, partners, employees or managing members or agents (acting in such capacity) from communicating privately with the Company’s directors, officers or advisors regarding the matters set forth in Section 4.03(a) so long as such communications are not intended to, and would not reasonably be expected to, require any public disclosure of such communications.

(c)    Notwithstanding anything in this Section 4.03 to the contrary, if (i) the Company enters into a definitive agreement providing for a transaction that, if consummated, would result in a Change in Control and (ii) the Company had not, reasonably prior to entering into such definitive agreement, provided a Purchaser or SB Management with a written notice inviting any of its Purchaser Affiliates to make one or more proposals or offers to effect a transaction that would result in Change in Control, then after the announcement of such transaction and prior to the earlier of any termination of such definitive agreement or Company stockholder approval of such definitive agreement, nothing in this Section 4.03 will prevent such Purchaser Affiliates from (A) submitting to the Board of Directors one or more bona fide proposals or offers for an alternative transaction involving, directly or indirectly, one or more of such Purchaser Affiliates, (B) pursuing and entering into any such alternative transaction with the Company and (C) taking any actions in furtherance of the foregoing, including actions relating to obtaining equity and/or debt financing for the alternative transaction as long as (x) any proposal or offer is conditioned on the proposed transaction being approved by the Board of Directors and (y) such Purchaser Affiliates do not make any public announcement or disclosure of such proposal, offer or actions other than any filings and disclosures that may be required in filings with the SEC.

(d)    With respect to the BB Purchasers, nothing in this Section 4.03, including Section 4.03(a)(vii), shall limit the ability of the BB Purchasers to freely exercise their voting rights with respect to shares of Company Common Stock that are not issued or issuable upon conversion of the Notes.

Section 4.04    Securities Laws. Each Initial Purchaser acknowledges and agrees that, as of the Closing Date, the Notes (and the shares of Company Common Stock that are issuable upon conversion or repurchase by the Company of the Notes) have not been registered under the Securities Act or the securities laws of any state and that they may be sold or otherwise disposed of only in one or more transactions registered under the Securities Act and, where applicable, such laws, or as to which an exemption from the registration requirements of the Securities Act and, where applicable, such laws, is available. Each Initial Purchaser acknowledges that, except as provided in Article V with respect to shares of Company Common Stock and the Notes, such Initial Purchaser has no right to require the Company or any of its Subsidiaries to register the Notes or the shares of Company Common Stock that are issuable upon conversion or repurchase by the Company of the Notes.

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Section 4.05    Lost, Stolen, Destroyed or Mutilated Securities. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any certificate for any security of the Company and, in the case of loss, theft or destruction, upon delivery of an undertaking by the holder thereof to indemnify the Company (and, if requested by the Company, the delivery of an indemnity bond sufficient in the judgment of the Company to protect the Company from any loss it may suffer if a certificate is replaced), or, in the case of mutilation, upon surrender and cancellation thereof, the Company will issue a new certificate or, at the Company’s option, a share ownership statement representing such securities for an equivalent number of shares or another security of like tenor, as the case may be.

Section 4.06    Antitrust Approval. The Company and each Purchaser acknowledge that one or more filings under the HSR Act or foreign antitrust laws may be necessary in connection with the issuance of shares of Company Common Stock upon conversion or repurchase by the Company of the Notes. Each Purchaser will promptly notify the Company if any such filing is required on the part of such Purchaser. To the extent reasonably requested, the Company, each Purchaser and any other applicable Purchaser Affiliate will use reasonable efforts to cooperate in timely making or causing to be made all applications and filings under the HSR Act or any foreign antitrust requirements in connection with the issuance of shares of Company Common Stock upon conversion or repurchase by the Company of Notes held by such Purchaser or any Purchaser Affiliate thereof in a timely manner and as required by the law of the applicable jurisdiction; provided that, notwithstanding anything in this Agreement to the contrary, the Company shall not have any responsibility or liability for failure of a Purchaser or any of its Affiliates to comply with any applicable law. For as long as there are Notes outstanding and owned by a Purchaser or its Affiliates, the Company shall as promptly as reasonably practicable provide (no more than four (4) times per calendar year) such information regarding the Company and its Subsidiaries as any Purchaser may reasonably request in order to determine what foreign antitrust requirements may exist with respect to any potential conversion of the Notes. To the extent that any filings are necessary under the HSR Act or foreign antitrust laws in connection with the Company’s conversion of the Notes, the Company, each Purchaser and any other applicable Affiliate of such Purchaser will use reasonable efforts to cooperate in timely making or causing to be made all applications and filings as required by the law of the applicable jurisdiction. Except as provided in Section 6.06, each Purchaser shall be responsible for the payment of the filing fees associated with any such applications or filings.

Section 4.07    CFIUS Considerations. At least until the time of any issuance of shares of Company Common Stock upon conversion or repurchase by the Company of the Notes, both the SB Initial Purchaser and the Company agree that the SB Initial Purchaser and its Affiliates (or and any “foreign person” (as defined in the DPA) affiliated with the SB Initial Purchaser and its Affiliates, whether affiliated as a limited partner or otherwise) shall not request or obtain any of the following rights with respect to the Company as the result of the transactions contemplated under this Agreement: (a) access to any “material nonpublic technical information” (as defined in the DPA) in the possession of the Company; (b) membership or observer rights on the board of directors or equivalent governing body of the Company or the right to nominate an individual to a position on the board of directors or equivalent governing body of the Company; (c) any involvement, other than through the voting of shares, in the substantive decision making of the Company regarding (i) the use, development, acquisition, or release of any “critical technology” (as defined in the DPA), (ii) the use, development, acquisition, safekeeping, or release of

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“sensitive personal data” (as defined in the DPA) of U.S. citizens maintained or collected by the Company, or (iii) the management, operation, manufacture, or supply of “covered investment critical infrastructure” (as defined in the DPA); or (d) “control” of the Company (as defined in the DPA).

Section 4.08    Voting. Until the later of (x) the expiration of the Standstill Period and (y) as to the SB Initial Purchaser, Chimera and the BB Initial Purchasers, as the case may be, the time when the SB Initial Purchaser and its Affiliates, Chimera and its Affiliates or the BB Initial Purchasers and their Affiliates, as the case may be, no longer collectively Beneficially Own at least 50% of the shares of Company Common Stock issued or issuable upon the conversion of the Notes originally issued to the applicable Initial Purchaser or Initial Purchasers pursuant to this Agreement:

(a)    each Purchaser shall take such action (including, if applicable, through the execution of one or more written consents if stockholders of the Company are requested to vote through the execution of an action by written consent in lieu of any such annual or special meeting of stockholders of the Company) at each meeting of the stockholders of the Company as may be required so that all shares of issued and outstanding Company Common Stock Beneficially Owned, directly or indirectly, by it and/or by any of its Purchaser Affiliates are voted in the same manner (“for,” “against,” “withheld,” “abstain” or otherwise) as recommended by the Board of Directors to the other holders of Company Common Stock (including with respect to director elections); and

(b)    each Purchaser shall, and shall (to the extent necessary to comply with this Section 4.08) cause its Purchaser Affiliates to, be present, in person or by proxy, at all meetings of the stockholders of the Company so that all shares of issued and outstanding Company Common Stock Beneficially Owned by it or them from time to time may be counted for the purposes of determining the presence of a quorum and voted in accordance with Section 4.08(a) at such meetings (including at any adjournments or postponements thereof). The foregoing provision shall also apply to the execution by such persons of any written consent in lieu of a meeting of holders of shares of Company Common Stock.

With respect to the BB Purchasers, the provisions of this Section 4.08 shall apply only to shares of issued and outstanding Company Common Stock Beneficially Owned that are issued or issuable upon the conversion of the Notes.

Section 4.09    Certain Tax Matters. Notwithstanding anything herein to the contrary, the Company shall have the right to deduct and withhold from any payment or distribution made with respect to the Notes (or the issuance of shares of Company Common Stock upon conversion or repurchase by the Company of the Notes) such amounts as are required to be deducted or withheld with respect to the making of such payment or distribution (or issuance) under any applicable Tax law. To the extent that any amounts are so deducted or withheld, such deducted or withheld amounts shall be treated for all purposes of this Agreement as having been paid to the person in respect of which such deduction or withholding was made. In the event the Company previously remitted any amounts to a Governmental Entity on account of Taxes required to be deducted or withheld in respect of any payment or distribution (or deemed

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distribution) on any Notes, the Company shall be entitled to offset any such amounts against any amounts otherwise payable in respect of such Notes (or the issuance of shares of Company Common Stock upon conversion or repurchase by the Company of the Notes).

Section 4.10    Conversion Price Matters. The Conversion Price on the Closing Date will equal $43.18 and the Conversion Rate on the Closing Date (the “Initial Conversion Rate”) shall be the quotient (rounded to four decimal places) of $1,000 divided by such Conversion Price; provided that if any event shall occur between the date hereof and the Closing Date (inclusive) that would have resulted in an adjustment to the Conversion Rate pursuant to Section 14.03 of the Indenture if the Notes had been issued and outstanding since the date hereof, the Initial Conversion Rate shall be adjusted in the same manner as would have been required by Section 14.03 of the Indenture if the Notes had been issued and outstanding since the date hereof and the Conversion Price and Initial Conversion Rate included in the Indenture shall reflect such adjustment.

Section 4.11    Limitations on Conversion.

(a)    Notwithstanding anything to the contrary contained herein, the Company shall not effect any conversion of a Note, and each Purchaser shall not be entitled to be issued a number of Company Common Stock in connection with the conversion of a Note in excess of that number of shares of Company Common Stock which, upon giving effect or immediately prior to such conversion, would cause (i) the aggregate number of shares of Common Stock Beneficially Owned by such Purchaser and its Affiliates and any other Persons whose Beneficial Ownership of Common Stock would be aggregated with such Purchaser for purposes of Section 13(d) of the Exchange Act, to exceed 19.99% of the total number of issued and outstanding shares of Common Stock of the Company following such conversion, or (ii) the combined voting power of the securities of the Company Beneficially Owned by such Purchaser and its Affiliates and any other Persons whose Beneficial Ownership of Common Stock would be aggregated with such Purchaser’s for purposes of Section 13(d) of the Exchange Act to exceed 19.99% of the combined voting power of all of the securities of the Company then outstanding following such conversion.

(b)    For purposes of this Section 4.11, in determining the number of outstanding shares of Common Stock, a Purchaser may rely on the number of outstanding shares of Common Stock as reflected in (i) the Company’s most recent Form 10-Q or Form 10-K, as the case may be, filed with the SEC prior to the date hereof, (ii) a more recent public announcement by the Company or (iii) any other notice by the Company or its transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written request of a Purchaser, the Company shall within three Trading Days confirm in writing or by electronic mail to such Purchaser the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including Notes, by a Purchaser since the date as of which such number of outstanding shares of Common Stock was reported.

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(c)    For purposes of this Section 4.11, the aggregate number of shares of Common Stock or voting securities Beneficially Owned by a Purchaser and its Affiliates and any other Persons whose Beneficial Ownership of Common Stock would be aggregated with such Purchaser’s for purposes of Section 13(d) of the Exchange Act shall include the shares of Common Stock issuable upon the conversion of the Note with respect to which such determination is being made, but shall exclude the number of shares of Common Stock that would be issuable upon (i) conversion of the remaining unconverted and non-cancelled portion of the Note by such Purchaser and (ii) exercise or conversion of the unexercised, non-converted or non-cancelled portion of any other securities of the Company that do not have voting power (including any securities of the Company that would entitle the holder thereof to acquire at any time Common Stock, including any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock), is subject to a limitation on conversion or exercise analogous to the limitation contained herein and is Beneficially Owned by such Purchaser or any of its Affiliates and other Persons whose Beneficial Ownership of Common Stock would be aggregated with such Purchaser’s for purposes of Section 13(d) of the Exchange Act.

Section 4.12    Transfers of Sponsor Notes. The SB Initial Purchaser agrees that (a) except in the case of a foreclosure under a Permitted Loan pursuant to which the lender thereunder is obligated to exchange the foreclosed interest in the Sponsor Notes for a security other than the Sponsor Notes, the SB Initial Purchaser and its Affiliates will only transfer their interests in the Sponsor Notes to a Third Party if such Person receives such transferred interest in a Global Note other than the Sponsor Notes and (b) the SB Initial Purchaser and its Affiliates may transfer an interest in the Sponsor Notes to an Affiliate of the SB Initial Purchaser and such Affiliate may continue to hold such transferred interest in the Sponsor Notes solely to the extent that the Notes are transferable to such Affiliate under this Agreement.

Section 4.13    Par Value. While any Purchaser owns any Notes, the Company will not, without the consent of such Purchaser, increase the par value per share of the Company Common Stock to above $0.0001 per share.

Section 4.14    Indenture Matters. Notwithstanding anything to the contrary provided in this Agreement or in the Indenture, for so long as the SB Initial Purchaser and its Affiliates collectively Beneficially Own at least 50% of the Notes originally issued to the SB Initial Purchaser pursuant to this Agreement, the Company shall not make any amendment or supplement to the Indenture or the Notes (as defined in the Indenture) of a type to which the first sentence of Section 10.02 of the Indenture applies, without the consent (evidenced as provided in Article 8 of the Indenture) of the SB Initial Purchaser.

Section 4.15    Use of Proceeds. The proceeds of the sale and issuance of the Notes shall be used by the Company to acquire or invest in complementary businesses, assets or technologies, subject to any regulatory restrictions, and working capital and other general corporate purposes.

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Section 4.16    Financing Cooperation. If requested by a Purchaser and subject to applicable law, the Company will use reasonable efforts to provide the following cooperation in connection with the Purchaser obtaining any Permitted Loan: (a) (i) removing any restrictive legends on certificates representing pledged Notes and depositing such pledged Notes in book entry form on the books of The Depository Trust Company when eligible to do so or (ii) without limiting the generality of clause (i), if such Note is eligible for resale under Rule 144A, depositing such pledged Note in book entry form on the books of The Depository Trust Company or other depository with customary restrictive legends, (b) if so requested by any lender or counterparty, as applicable, re-registering any pledged Note in the name of the relevant lender, counterparty, custodian or similar party to a Permitted Loan, with respect to Permitted Loans solely as securities intermediary and only to the extent a Purchaser or its Affiliates continues to Beneficially Own such pledged Note, and (c) providing such other cooperation and assistance as the Purchaser may reasonably request and in a manner that will not unreasonably interfere with the operation of the Company’s business. Upon request by a Purchaser, the Company shall consider in good faith any amendments to this Agreement, the Indenture or the Notes proposed by such Purchaser necessary to facilitate the consummation of a Permitted Loan transaction.

ARTICLE V.

REGISTRATION RIGHTS

Section 5.01    Registration Statement.

(a)    The Company will use reasonable efforts to prepare and, as promptly as reasonably practicable and in any event no later than 60 days after the Closing Date, file and use reasonable efforts to cause to be declared effective or otherwise become effective pursuant to the Securities Act (the date of such effectiveness, the “Registration Date”) a Registration Statement or post-effective amendment to an existing Registration Statement in order to provide for resales of Registrable Securities to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (subject to the availability of a Registration Statement on Form S-3 or any successor form thereto), which Registration Statement will (except to the extent the SEC objects in written comments upon the SEC’s review of such Registration Statement) include such plan of distribution as may be reasonably requested by an SB Purchaser. In addition, the Company will from time to time, after the initial Registration Statement has been declared effective, use reasonable efforts to file such additional Registration Statements to cover resales of any Registrable Securities that are not registered for resale pursuant to a pre-existing Registration Statement and will use its reasonable efforts to cause such Registration Statements to be declared effective or otherwise to become effective under the Securities Act and will use its reasonable efforts to keep the Registration Statements continuously effective under the Securities Act at all times until the Registration Termination Date. Any Registration Statement filed pursuant to this Article V shall cover only Registrable Securities, shall be on Form S-3 (or a successor form) if the Company is eligible to use such form and shall be an automatically effective Registration Statement if the Company is a WKSI.

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(b)    Subject to the provisions of Section 5.02 and further subject to the availability of a Registration Statement on Form S-3 (or any successor form thereto) to the Company pursuant to the Securities Act and the rules and interpretations of the SEC, the Company will use its reasonable efforts to keep the Registration Statement (or any replacement Registration Statement) continuously effective until the earliest of (such earliest date, the “Registration Termination Date”): (i) the date on which all Registrable Securities covered by the Registration Statement have been sold thereunder in accordance with the plan and method of distribution disclosed in the prospectus included in the Registration Statement, (ii) there otherwise cease to be any Registrable Securities and (iii) the date on which the Company consolidates or merges with or into any Person and the Company Common Stock is, in whole or in part, converted into or exchanged for securities of a different issuer and/or cash in a transaction that will constitute a Change in Control and the shares of Company Common Stock are delisted from NYSE.

(c)    From and after the date hereof until the Registration Termination Date, the Company shall use its reasonable efforts to maintain eligibility to be able to file and use a Registration Statement on Form S-3 (or any successor form thereto). Notwithstanding anything herein to the contrary, during such period of time from and after the Registration Date that the Company ceases to be eligible to file or use a Registration Statement on Form S-3 (or any successor form thereto), upon the written request of any holder or holders of Registrable Securities, the Company shall use its reasonable efforts to file a Registration Statement on Form S-1 (or any successor form) under the Securities Act covering the Registrable Securities of the requesting party or parties, as applicable, and use reasonable efforts to cause such Registration Statement to be declared effective pursuant to the Securities Act as soon as reasonably practicable after filing thereof and use reasonable efforts to file and cause to become effective such amendments thereto as are necessary in order to keep such Registration Statement continuously available. Each such written request must specify the amount and intended manner of disposition of such Registrable Securities; provided that the minimum amount of such Registrable Securities shall be $150,000,000. Any Registration Statement required to be filed pursuant to this Section 5.01(c) shall not be required to cover Registrable Securities to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act. The obligations of the Company under this Section 5.01(c) shall not impact the obligations of the Company under Section 5.01(a) which shall continue to be in force. When the Company regains the ability to file a Registration Statement on Form S-3 covering the Registrable Securities it shall use reasonable efforts to do so as promptly as practicable in accordance with Section 5.01(a).

Section 5.02    Registration Limitations and Obligations.

(a)    Subject to Section 5.01, the Company will use reasonable efforts to prepare such supplements or amendments (including a post-effective amendment), if required by applicable law, to each applicable Registration Statement and file any other required document so that such Registration Statement will be Available at all times during the period for which such Registration Statement is, or is required pursuant to this Agreement to be, effective; provided that no such supplement, amendment or filing will be required during a Blackout Period. In order to facilitate the Company’s determination

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of whether to initiate a Blackout Period, an SB Purchaser shall give the Company notice of a proposed sale of Registrable Securities by it pursuant to any applicable Registration Statement at least two Business Days (or, if two Business Days is not practicable, one Business Day) prior to the proposed date of sale (which notice shall not bind such Purchaser to make any sale). Notwithstanding anything to the contrary contained in this Agreement, the Company shall be entitled, from time to time, by providing written notice to the holders of Registrable Securities, to require such holders of Registrable Securities to suspend the use of the prospectus for sales of Registrable Securities under the Registration Statement during any Blackout Period; provided, further, for purposes of this Section 5.02, that the Company shall be obligated to provide written notice to any holder or Beneficial Owner of Registrable Securities of any such Blackout Period only if such holder or Beneficial Owner has specified in writing to the Company for purposes of receiving such notice such holder’s or Beneficial Owner’s address and contact information. No sales may be made under the applicable Registration Statement during any Blackout Period (with respect to clause (b) of the definition thereof, of which the holders of Registrable Securities have or are deemed to have received notice). In the event of a Blackout Period under clause (b) of the definition thereof, the Company shall (x) deliver to the holders of Registrable Securities a certificate signed by the chief executive officer, chief financial officer, general counsel or treasurer of the Company confirming that the conditions described in clause (b) of the definition of Blackout Period are met, which certificate shall contain an approximation of the anticipated delay, and (y) notify each holder of Registrable Securities promptly upon each of the commencement and the termination of each Blackout Period, which notice of termination shall be delivered to each holder of Registrable Securities no later than the close of business of the last day of the Blackout Period. In connection with the expiration of any Blackout Period and without any further request from a holder of Registrable Securities, the Company to the extent necessary and as required by applicable law shall as promptly as reasonably practicable prepare supplements or amendments, including a post-effective amendment, to the Registration Statement or the prospectus, or any document incorporated therein by reference, or file any other required document so that the Registration Statement will be Available. A Blackout Period described in clause (b) of the definition thereof shall be deemed to have expired when the Company has notified the holders of Registrable Securities that the Blackout Period is over and the Registration Statement is Available. Notwithstanding anything in this Agreement to the contrary, the absence of an Available Registration Statement at any time from and after the Registration Date shall be considered a Blackout Period described in clause (b) of the definition thereof and subject to the limitations therein, except to the extent such absence occurs during (and does not extend beyond) a Blackout Period described in clause (a) of the definition thereof. For avoidance of doubt, upon expiration of a Blackout Period described in clause (a) of the definition thereof, any additional duration of a Blackout Period will be deemed to a Blackout Period described in clause (b) of the definition thereof and subject to the limitations therein.

(b)    At any time that a Registration Statement is effective and prior to the Registration Termination Date, if a holder of Registrable Securities that is an SB Purchaser delivers a notice to the Company (a “Take-Down Notice”) stating that it, together with any other Persons, intend to sell at least $150,000,000 in aggregate of

37

Registrable Securities held by such holder and such other Persons, in each case, pursuant to the Registration Statement, then, no more than once in any 12-month period, the Company shall amend or supplement the Registration Statement as may be necessary and to the extent required by law so that the Registration Statement remains Available in order to enable such Registrable Securities to be distributed in an Underwritten Offering. In connection with any Underwritten Offering of Registrable Securities for which a holder delivers a Take-Down Notice and satisfies the dollar threshold set forth in first sentence above, and where the Take-Down Notice contemplates marketing efforts not to exceed 24 hours by the Company and the underwriters, the Company will use reasonable efforts to cooperate and make its senior officers available for participation in such marketing efforts (which marketing efforts will not, for the avoidance of doubt, include a “road show” requiring such officers to travel outside of the city in which they are primarily located). The holder of Registrable Securities that delivered the applicable Take-Down Notice shall select the underwriter(s) for each Underwritten Offering; provided that the managing underwriter(s) (if there is only one underwriter, such underwriter shall be deemed to be the managing underwriter) shall be reasonably acceptable to the Company. The Company shall select the counsel for the managing underwriter(s); provided that such counsel shall be reasonably acceptable to the underwriter(s) and the holder of Registrable Securities that delivered the applicable Take-Down Notice. Such holder shall determine the pricing of the Registrable Securities offered pursuant to any such Registration Statement. Such holder shall reasonably determine the timing of any such registration and sale. Such holder shall determine the applicable underwriting discount and other financial terms, and such holder of the Registrable Securities sold in the Underwritten Offering shall be solely responsible for all such discounts and fees payable to such underwriters in such Underwritten Offering. Without the consent of the applicable holder of Registrable Securities subject to an Underwritten Offering, no Underwritten Offering pursuant to this Agreement shall include any securities other than Registrable Securities. For purposes of clarity, the holders of Registrable Securities that are not SB Purchasers shall have the right to participate in an Underwritten Offering initiated by an SB Purchaser; provided that, if the managing underwriter(s) for such Underwritten Offering determine(s) in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter(s) may exclude shares (including Registrable Securities) from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated first, to the SB Purchasers requesting inclusion of their Registrable Securities in such Underwritten Offering, second, to the other Purchasers requesting inclusion of their Registrable Securities in such Underwritten Offering, and third, to any other stockholders participating in such Underwritten Offering,

(c)    Notwithstanding anything herein to the contrary, (i) if holders of Registrable Securities engage or propose to engage in a “distribution” (as defined in Regulation M under the Exchange Act) of Registrable Securities, such holders shall discuss the timing of such distribution with the Company reasonably prior to commencing such distribution, and (ii) such distribution must not be for less than $150,000,000 of Registrable Securities held by such holders.

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(d)    In connection with a distribution of Registrable Securities in which the holders of Registrable Securities are selling an aggregate of at least $150,000,000 of Registrable Securities, the Company shall, to be extent requested by the managing underwriter(s) of such a distribution, be subject to a restricted period of the same length of time as such holder agrees with the managing underwriter(s) (but not to exceed 90 days) during which the Company may not offer, sell or grant any option to purchase Company Common Stock (in the case of an offering of Company Common Stock or securities convertible or exchangeable for Company Common Stock) and any debt securities (in the case of an offering of debt securities) of the Company, subject to customary carve-outs that include, but are not limited to, (i) issuances pursuant to the Company’s employee or director stock plans and issuances of shares upon the exercise of options or other equity awards under such stock plans and (ii) in connection with acquisitions, joint ventures and other strategic transactions.

(e)    In addition to the registration rights provided in this Section 5.02, holders of the Notes shall have analogous rights to sell such securities in a marketed offering under Rule 144A under the Securities Act through one or more initial purchasers on a firm-commitment basis, on the terms, subject to the conditions and using procedures that are substantially equivalent to those specified in this Section 5.02 and Section 5.03, mutatis mutandis. The Company agrees to use its reasonable efforts to cooperate to effect any such sales under such Rule 144A; provided that nothing in this Section 5.02(e) shall impose any additional or more burdensome obligations on the Company than would apply under this Section 5.02 and Section 5.03, in each case, mutatis mutandis in respect of a registered Underwritten Offering, or require that the Company take any actions that it would not be required to take in a substantially similar Underwritten Offering of such Notes.

Section 5.03    Registration Procedures.

(a)    If and whenever the Company is required to use reasonable efforts to effect the registration of any Registrable Securities under the Securities Act and in connection with any distribution of Registrable Securities pursuant thereto as provided in this Agreement (including any sale referred to in any Take-Down Notice), the Company shall as promptly as reasonably practicable, subject to the other provisions of this Agreement:

(i)    (A) use reasonable efforts to prepare and file with the SEC a Registration Statement to effect such registration in accordance with the intended method or methods of distribution of such securities and thereafter use reasonable efforts to cause such Registration Statement to become and remain effective pursuant to the terms of this Article V; provided that the Company may discontinue any registration of its securities which are not Registrable Securities at any time prior to the effective date of the Registration Statement relating thereto, and (B) before filing such Registration Statement or any amendments or supplements thereto, including any prospectus supplements in connection with a sale referred to in a Take-Down Notice (but excluding amendments and supplements that do nothing more than name Selling Holders and provide

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information with respect thereto), the Company will furnish to the holders that are including Registrable Securities in such Registration Statement (the “Selling Holders”) and the lead managing underwriter(s), if any, copies of all such documents proposed to be filed, which documents will be subject to the review and reasonable comment (which comments will be considered in good faith by the Company) of the counsel (if any) to such Selling Holders and counsel (if any) to such underwriter(s), and other documents reasonably requested by any such counsel, including any comment letter from the SEC, and, if requested by any such counsel, provide such counsel and the lead managing underwriter(s), if any, reasonable opportunity to participate in the preparation of such Registration Statement and each prospectus (including any prospectus supplement) included or deemed included therein and such other opportunities to conduct a customary and reasonable due diligence investigation (in the context of a registered underwritten offering) of the Company, including reasonable access to the Company’s books and records, officers, accountants and other advisors (and including responses to any reasonable inquiries by the lead managing underwriter(s) and their counsel); provided that the same occurs during normal business hours after reasonable notice and does not materially interfere with the business of the Company; provided, further, that such persons shall first agree in writing with the Company that any information that is reasonably designated by the Company as confidential at the time of delivery shall be kept confidential by such persons subject to customary exceptions;

(ii)    prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary and to the extent required by applicable law to keep such Registration Statement effective and Available pursuant to the terms of this Article V;

(iii)    if requested by the lead managing underwriter(s) or any Selling Holder, promptly include in a prospectus supplement or post-effective amendment such information as the lead managing underwriter(s), if any, and such Selling Holder may reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such prospectus supplement or such post-effective amendment as soon as reasonably practicable after the Company has received such request; provided that the Company shall not be required to take any actions under this Section 5.03(a)(iii) that are not, in the opinion of counsel for the Company, in compliance with applicable law;

(iv)    furnish to the Selling Holders and each underwriter, if any, of the securities being sold by such Selling Holders such number of conformed copies of such Registration Statement and of each amendment and supplement thereto, such number of copies of the prospectus and any prospectus supplement contained in or deemed part of such Registration Statement (including each preliminary prospectus supplement) and each free writing prospectus (as defined in Rule 405 of the Securities Act) (a “Free Writing Prospectus”) utilized in connection therewith and any other prospectus filed under Rule 424 under the Securities Act,

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in conformity with the requirements of the Securities Act, and such other documents as such Selling Holders and underwriter(s), if any, may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such Selling Holders;

(v)    use reasonable efforts to cause such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed;

(vi)    use reasonable efforts to provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such Registration Statement from and after a date not later than the effective date of such Registration Statement;

(vii)    as promptly as practicable notify in writing the Selling Holders and the underwriters, if any, of the following events: (A) the filing of the applicable Registration Statement, any amendment thereto, the prospectus or any prospectus supplement related thereto or post-effective amendment to such Registration Statement or any Free Writing Prospectus utilized in connection therewith, and, with respect to such Registration Statement or any post-effective amendment thereto, when the same has become effective; (B) any request by the SEC or any other U.S. or state governmental authority for amendments or supplements to such Registration Statement or the prospectus or for additional information; (C) the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings by any person for that purpose; (D) the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction or the initiation or threat of any proceeding for such purpose; (E) if at any time the representations and warranties of the Company contained in any agreement (including any underwriting agreement) related to such registration cease to be true and correct in any material respect; and (F) upon the happening of any event that makes any statement made in such Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such Registration Statement, prospectus or documents so that, in the case of such Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, in the case of clause (F), that such notice need not include the nature of details concerning such event;

(viii)    use reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement, or the lifting of any

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suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction at the earliest reasonable practicable date, except that the Company shall not for any such purpose be required to (A) qualify generally to do business as a foreign corporation or as a dealer in securities in any jurisdiction wherein it would not but for the requirements of this clause (viii) be obligated to be so qualified, (B) subject itself to taxation in any such jurisdiction or (C) file a general consent to service of process in any such jurisdiction;

(ix)    cooperate with each Selling Holder and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the Financial Industry Regulatory Authority, Inc.;

(x)    prior to any public offering of Registrable Securities, use reasonable efforts to register or qualify or cooperate with the Selling Holders in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the applicable state securities or “blue sky” laws of those jurisdictions within the United States as any Selling Holder reasonably requests in writing, and to keep each such registration or qualification (or exemption therefrom) effective until the Registration Termination Date; provided that the Company will not be required to (A) qualify generally to do business as a foreign corporation or as a dealer in securities in any jurisdiction wherein it would not but for the requirements of this clause (x) be obligated to be so qualified, (B) subject itself to taxation in any such jurisdiction or (C) file a general consent to service of process in any such jurisdiction;

(xi)    use reasonable efforts to cooperate with the Selling Holders to facilitate the timely preparation and delivery of certificates or book-entry securities representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statements, which certificates or book-entry securities shall be free, to the extent permitted by the Indenture and applicable law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Selling Holder may request in writing; and in connection therewith, if required by the Company’s transfer agent, promptly after the effectiveness of the Registration Statement, cause to be delivered to its transfer agent when and as required by such transfer agent from time to time, any authorizations, certificates, directions and other evidence required by the transfer agent which authorize and direct the transfer agent to issue such Registrable Securities without legend upon sale by the applicable Selling Holders under the Registration Statement; and

(xii)    in connection with any Underwritten Offering or other resale pursuant to a Registration Statement in accordance with the terms hereof, use reasonable efforts to negotiate in good faith and execute all customary indemnities, underwriting agreements and other documents reasonably required

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under the terms of such underwriting arrangements (in each case on terms reasonably acceptable to the Company), including using reasonable efforts to procure customary legal opinions and auditor “comfort” letters.

(b)    The Company may require each Selling Holder and each underwriter, if any, to (i) furnish the Company in writing such information regarding such Selling Holder or underwriter and the distribution of such Registrable Securities as the Company may from time to time reasonably request in writing to complete or amend the information required by such Registration Statement and/or any other documents relating to such registered offering, and (ii) execute and deliver, or cause the execution or delivery of, and to perform under, or cause the performance under, any agreements and instruments reasonably requested by the Company to effectuate such registered offering, including opinions of counsel and questionnaires. If the Company requests that any Selling Holder take any of the actions referred to in this Section 5.03(b), such Selling Holder shall take such action promptly and as soon as reasonably practicable following the date of such request.

(c)    Each Selling Holder agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in clauses (B), (C), (D), (E) and (F) of Section 5.03(a)(vii), such Selling Holder shall forthwith discontinue such Selling Holder’s disposition of Registrable Securities pursuant to the applicable Registration Statement and prospectus relating thereto until such Selling Holder is advised in writing by the Company that the use of the applicable prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such prospectus. The Company shall use reasonable efforts to cure the events described in clauses (B), (C), (D), (E) and (F) of Section 5.03(a)(vii) so that the use of the applicable prospectus may be resumed at the earliest reasonably practicable moment.

Section 5.04    Expenses. The Company shall pay all Registration Expenses in connection with a registration pursuant to this Article V; provided that each holder of Registrable Securities participating in an offering shall pay all applicable underwriting fees, discounts, selling commissions, agency fees, brokers’ commissions and transfer taxes, if any, on the Registrable Securities sold by such holder, and similar charges.

Section 5.05    Registration Indemnification.

(a)    The Company agrees, without limitation as to time, to indemnify and hold harmless, to the fullest extent permitted by law, each Selling Holder and its Affiliates and their respective officers, directors, members, shareholders, employees, managers, partners, accountants, attorneys and agents and each Person who controls (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) any such Selling Holder or such other indemnified Person and the officers, directors, members, shareholders, employees, managers, partners, accountants, attorneys and agents of each such controlling Person, each underwriter, if any, and each Person who controls (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) such underwriter (collectively, the “Indemnified Persons”), from and against all

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losses, claims, damages, liabilities, costs, expenses (including reasonable expenses of investigation and reasonable attorneys’ fees and expenses), judgments, fines, penalties, charges and amounts paid in settlement (collectively, the “Losses”), as incurred, arising out of, caused by, resulting from or relating to any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement, prospectus or preliminary prospectus or Free Writing Prospectus, in each case related to any such Registration Statement, or any amendment or supplement thereto or any omission (or alleged omission) of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (without limitation of the preceding portions of this Section 5.05(a)) will reimburse each Indemnified Person for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any Loss, or any action or claim in respect of any Loss, except insofar as the same are caused by any information regarding the applicable holder of Registrable Securities or underwriter furnished in writing to the Company by any such person or any selling holder or underwriter expressly for use therein.

(b)    In connection with any Registration Statement in which a Selling Holder is participating, without limitation as to time, each such Selling Holder shall, severally and not jointly, indemnify the Company, its directors and officers, and each Person who controls (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) the Company, from and against all Losses, as incurred, arising out of, caused by, resulting from or relating to any untrue statement (or alleged untrue statement) of material fact contained in the Registration Statement, prospectus or preliminary prospectus or Free Writing Prospectus or any amendment or supplement thereto or any omission (or alleged omission) of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (without limitation of the preceding portions of this Section 5.05(b)) will reimburse the Company, its directors and officers and each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any Loss, or any action or claim in respect of any Loss, in each case solely to the extent, but only to the extent, that such untrue statement or omission is made in such registration statement, prospectus or preliminary prospectus or Free Writing Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information regarding the Selling Holder furnished to the Company by such Selling Holder for inclusion in such registration statement, prospectus or preliminary prospectus or Free Writing Prospectus or any amendment or supplement thereto.

(c)    Any Person entitled to indemnification hereunder shall give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification; provided that the failure to give such notice shall not release the indemnifying party from its obligation, except to the extent that the indemnifying party has been actually and materially prejudiced by such failure to provide such notice on a timely basis.

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(d)    In any case in which any action is brought against any indemnified party, the indemnified party shall promptly notify in writing the indemnifying party of the commencement thereof, and the indemnifying party will be entitled to participate therein, and, to the extent that it may wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and acknowledging the obligations of the indemnifying party with respect to such proceeding, the indemnifying party will not (so long as it shall continue to have the right to defend, contest, litigate and settle the matter in question in accordance with this paragraph) be liable to such indemnified party hereunder for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, supervision and monitoring (unless (i) such indemnified party reasonably objects to such assumption on the grounds that there may be defenses available to it which are different from or in addition to the defenses available to such indemnifying party and, as a result, a conflict of interest exists or (ii) the indemnifying party shall have failed within a reasonable period of time to assume such defense and the indemnified party is or would reasonably be expected to be materially prejudiced by such delay, in which case, in either event, the indemnified party shall be promptly reimbursed by the indemnifying party for the expenses incurred in connection with retaining one separate legal counsel (for the avoidance of doubt, for all indemnified parties in connection therewith)). For the avoidance of doubt, notwithstanding any such assumption by an indemnifying party, the indemnified party shall have the right to employ separate counsel in any such matter and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party except as provided in the previous sentence. An indemnifying party shall not be liable for any settlement of an action or claim effected without its consent (which consent shall not be unreasonably withheld, conditioned or delayed). No matter shall be settled by an indemnifying party without the consent of the indemnified party (which consent shall not be unreasonably withheld, conditioned or delayed), unless such settlement (x) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such claim or proceeding, (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any indemnified party and (z) is settled solely for cash for which the indemnified party would be entitled to indemnification hereunder. The failure of an indemnified party to give notice to an indemnifying party of any action brought against such indemnified party shall not relieve the indemnifying party of its obligations or liabilities pursuant to this Agreement, except to the extent such failure adversely prejudices the indemnifying party.

(e)    The indemnification provided for under this Agreement shall survive the sale or other transfer of the Registrable Securities and the termination of this Agreement.

(f)    If recovery is not available under the foregoing indemnification provisions for any reason or reasons other than as specified therein, any Person who would otherwise be entitled to indemnification by the terms thereof shall nevertheless be entitled to contribution with respect to any Losses with respect to which such Person would be entitled to such indemnification but for such reason or reasons, in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and

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such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party, the Persons’ relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any misstatement or omission, and other equitable considerations appropriate under the circumstances. It is hereby agreed that it would not necessarily be equitable if the amount of such contribution were determined by pro rata or per capita allocation that does not take into account the equitable considerations referred to in the immediately preceding sentence. Notwithstanding any other provision of this Agreement, no holder of Registrable Securities shall be required to indemnify or contribute, in the aggregate, any amount in excess of its net proceeds from the sale of the Registrable Securities subject to any actions or proceedings over the amount of any damages, indemnity or contribution that such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not found guilty of such fraudulent misrepresentation.

(g)    The indemnification and contribution agreements contained in this Section 5.05 are in addition to any liability that the indemnifying party may have to the indemnified party and do not limit other provisions of this Agreement that provide for indemnification.

Section 5.06    Facilitation of Sales Pursuant to Rule 144. For as long as any Purchaser or its Affiliates or any lender for any Permitted Loan Beneficially Owns Notes or any Company Common Stock issued or issuable upon conversion thereof, to the extent it shall be required to do so under the Exchange Act, the Company shall use reasonable efforts to timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144) and submit all required Interactive Data Files (as defined in Rule 11 of Regulation S-T of the SEC), and shall use reasonable efforts to take such further necessary action as any holder of Subject Securities may reasonably request in connection with the removal of any restrictive legend on the Subject Securities being sold, all to the extent required from time to time to enable such holder to sell the Subject Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144.

ARTICLE VI.

MISCELLANEOUS

Section 6.01    Survival . All covenants and agreements contained herein, other than those which by their terms apply in whole or in part at or after the Closing (which shall survive the Closing), shall terminate as of the Closing; provided that nothing herein shall relieve any

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party of liability for any breach of such covenant or agreement before it terminated. Except for the representations and warranties contained in clauses (a),(b), (c), (d) and (e) of Section 3.01 and the representations and warranties contained in Section 3.02, which shall survive the Closing indefinitely, the representations and warranties made herein shall survive for six (6) months following the Closing Date and shall then expire; provided that nothing herein shall relieve any party of liability for any inaccuracy or breach of any such representation or warranty to the extent that any good faith allegation of such inaccuracy or breach is made in writing prior to such expiration.

Section 6.02    Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, sent by overnight courier or sent via email (with receipt confirmed) as follows:

(a)	if to the SB Initial Purchaser, to:

SB Northstar LP

c/o Walkers Fiduciary Limited

190 Elgin Avenue

George Town, Grand Cayman

KY1-9008

Cayman Islands

Attn: Samuel Merksamer

Email:

with a copy (which will not constitute actual or constructive notice) to:

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Attn: Neal McKnight

Email: mcknightn@sullcrom.com

(b)	if to SB Management, to:

SB Management Limited

9th Floor, Al Sila Tower

Adgm Square, Al Maryah Island

Abu Dhabi

Attn: Samuel Merksamer

Email:

with a copy (which will not constitute actual or constructive notice) to:

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Attn: Neal McKnight

Email: mcknightn@sullcrom.com

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(c)	if to Chimera, to:

Chimera Investment LLC

Email:

(d)	if to the BB Purchasers, to:

667, L.P. or Baker Brothers Life Sciences, L.P., as applicable

c/o Baker Bros Advisors LP

860 Washington Street, 3rd Floor

New York, NY 10014

Email:

with a copy (which will not constitute actual or constructive notice) to:

Akin Gump Strauss Hauer & Feld LLP

One Bryant Park

New York, NY 10036

Attn: Jeffrey Kochian

Email: jkochian@akingump.com

(e)	if to any other Purchaser, to the address of such Purchaser set forth in the applicable Joinder; and

(f)	if to the Company, to:

Invitae Corporation

1400 16th Street

San Francisco, CA 94103

Attn: General Counsel

Email:

with a copy (which will not constitute actual or constructive notice) to:

Pillsbury Winthrop Shaw Pittman LLP

12255 El Camino Real

Suite 300

San Diego, CA 92130

Attn: Mike Hird

Email: mike.hird@pillsburylaw.com

or to such other address or addresses as shall be designated in writing. All notices shall be deemed effective (i) when delivered personally, (ii) when delivered by email (with written confirmation of receipt, by other than automatic means, whether electronic or otherwise) or (iii) one Business Day following the day sent by overnight courier.

48

Section 6.03    Entire Agreement; Third Party Beneficiaries; Amendment; Waiver. This Agreement, together with the Confidentiality Agreements, the Indenture and the Notes, sets forth the entire agreement between the parties hereto with respect to the Transactions, and are not intended to and shall not confer upon any person other than the parties hereto, their successors and permitted assigns any rights or remedies hereunder; provided that (a) Section 5.05 shall be for the benefit of and fully enforceable by each of the Indemnified Persons and (b) Section 6.12 shall be for the benefit of and fully enforceable by each of the Specified Persons. Any provision of this Agreement may be amended or modified in whole or in part at any time by an agreement in writing between the parties hereto executed in the same manner as this Agreement. No failure on the part of any party to exercise, and no delay in exercising, any right shall operate as a waiver thereof nor shall any single or partial exercise by any party of any right preclude any other or future exercise thereof or the exercise of any other right.

Section 6.04    Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to constitute any original, but all of which together shall constitute one and the same document. Signatures to this Agreement transmitted by facsimile transmission, by electronic mail in “portable document format” (“.pdf”) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document will have the same effect as physical delivery of the paper document bearing the original signature.

Section 6.05    Public Announcements. No press release or public announcement related to this Agreement or the transactions contemplated herein shall be issued or made by a Purchaser or its Affiliates without the prior written approval of the Company, unless required by law (based on the advice of counsel) in which case the Company shall have the right to review and reasonably comment on such press release, announcement or communication prior to issuance, distribution or publication. Notwithstanding the foregoing, a Purchaser and its Affiliates shall not be restricted from communicating with their respective investors and potential investors in connection with marketing, informational or reporting activities; provided that the recipient of such information is subject to a customary obligation to keep such information confidential (but subject to the terms of the respective Confidentiality Agreement). The Company may issue one or more press releases (which the Company shall provide to the SB Initial Purchaser prior to issuance, distribution or publication and will consider the SB Initial Purchaser’s reasonable comments) and may file this Agreement with the SEC and may provide information about the subject matter of this Agreement in connection with equity or debt issuances, share repurchases, or marketing, informational or reporting activities.

Section 6.06    Expenses. The Company shall reimburse the SB Initial Purchaser for its reasonable documented out-of-pocket fees and expenses, including fees and expenses of the SB Initial Purchaser’s attorneys and other advisors incurred in connection with this Agreement and the Transactions, not in excess of an aggregate amount equal to $175,000.

Section 6.07    Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the Company’s

49

successors and assigns, a Purchaser’s successors and assigns and SB Management’s successors and assigns, and no other person. Except as provided in this Section 6.07, neither the Company nor any Purchaser may assign its respective rights or delegate its respective obligations under this Agreement, whether by operation of law or otherwise, and any assignment by the Company or any Purchaser in contravention hereof shall be null and void; provided that (a) prior to the Closing, any SB Purchaser may assign all of its rights and obligations under this Agreement and any respective Confidentiality Agreement to one or more Affiliates who execute and deliver to the Company a Joinder and a duly completed and executed IRS Form W-9 or W-8 (or equivalent tax form) and any such assignee who executes and delivers to the Company a Joinder shall be deemed an SB Purchaser hereunder and have all the rights and obligations of an SB Purchaser; provided that no such assignment will relieve such assigning SB Purchaser of its obligations hereunder or under the respective Confidentiality Agreement, (b) any Affiliate of a Purchaser who after the Closing Date executes and delivers a Joinder and is a permitted transferee of any Notes or shares of Company Common Stock shall be deemed a Purchaser hereunder and have all the rights and obligations of a Purchaser (or an SB Purchaser, as applicable), (c) if the Company consolidates or merges with or into any Person and the Company Common Stock is, in whole or in part, converted into or exchanged for securities of a different issuer in a transaction that does not constitute a Change in Control, then as a condition to such transaction the Company will cause such issuer to assume all of the Company’s rights and obligations under this Agreement in a written instrument delivered to each Purchaser, and (d) the rights of a holder of Registrable Securities under Article V may be transferred but only together with Subject Securities (i) in a transfer of (A) Notes in an aggregate principal amount of at least $150,000,000 and (B) Company Common Stock or other Subject Securities issued or issuable upon conversion by the Company of at least $150,000,000 in aggregate principal amount of Notes, (ii) to an Affiliate of the transferor that executes and delivers to the Company a Joinder (subject to Section 4.02), or (iii) to a lender in connection with a Permitted Loan. For the avoidance of doubt, no Third Party to whom any of the Notes or shares of Company Common Stock are transferred shall have any rights or obligations under this Agreement except (and then only to the extent of) any rights and obligations under Article V to the extent transferable in accordance with this Section 6.07. Notwithstanding anything to the contrary set forth herein, a Purchaser may without the consent of any other party grant powers of attorney, operative only upon an event of default of the Company in respect of its obligations under Article II to issue the Notes upon payment of the purchase price therefor in accordance with the terms of this Agreement (including satisfaction of the conditions set forth in Section 2.02(d), to any lender under any Permitted Loan to act on behalf of such Purchaser to enforce such obligation.

Section 6.08    Governing Law; Jurisdiction; Waiver of Jury Trial.

(a)    This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. In addition, each of the parties hereto irrevocably agrees that any legal action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other party hereto or its successors or assigns, shall be brought and determined exclusively in the Delaware Court of Chancery

50

and any state appellate court therefrom within the State of Delaware (or, solely if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware). Each of the parties hereto hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the aforesaid courts. Each of the parties hereto hereby irrevocably waives, and agrees not to assert as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (i) any claim that it is not personally subject to the jurisdiction of the above named courts for any reason other than the failure to serve in accordance with this Section 6.08(a), (ii) any claim that it or its property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (iii) to the fullest extent permitted by the applicable law, any claim that (A) the suit, action or proceeding in such court is brought in an inconvenient forum, (B) the venue of such suit, action or proceeding is improper or (C) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. Each of the parties hereby agrees that service of any process, summons, notice or document by U.S. registered mail to the respective addresses set forth in Section 6.02 shall be effective service of process for any suit or proceeding in connection with this Agreement or the transactions contemplated hereby.

(b)    EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY MAKES THIS WAIVER VOLUNTARILY AND SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS CONTAINED IN THIS SECTION 6.08.

Section 6.09    Severability. If any provision of this Agreement is determined to be invalid, illegal or unenforceable, the remaining provisions of this Agreement shall remain in full force and effect so long as the economic and legal substance of any of the Transactions is not affected in any manner materially adverse to any party. In the event of any such determination, the parties agree to negotiate in good faith to modify this Agreement to fulfill as closely as possible the original intent and purpose hereof. To the extent permitted by law, the parties hereby to the same extent waive any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

Section 6.10    Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, each party agrees that in the event of any breach or threatened breach by any other party of any covenant or obligation contained in this Agreement, the non-breaching party shall be entitled (in addition to any other remedy that may be available to it, whether in law or equity) to obtain (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation,

51

and (b) an injunction restraining such breach or threatened breach. Each of the parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that any other party has an adequate remedy at law or that any award of specific performance is not an appropriate remedy for any reason at law or in equity. Any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement shall not be required to provide any bond or other security in connection with any such order or injunction.

Section 6.11    Headings. The headings of Articles and Sections contained in this Agreement are for reference purposes only and are not part of this Agreement.

Section 6.12    Non-Recourse. This Agreement may be enforced, and any claim or cause of action based upon, arising out of, or related to this Agreement or the transactions contemplated hereby may be brought, only against the entities that are expressly named as parties hereto and their respective successors and assigns (including any Person that executes and delivers a Joinder). Except as set forth in the immediately preceding sentence, no past, present or future director, officer, employee, incorporator, member, partners, stockholder, Affiliate, agent, attorney or representative of any party hereto (collectively, the “Specified Persons”) shall have any liability for any obligations or liabilities of any party hereto under this Agreement or for any claim based on, in respect of, or by reason of, the transactions contemplated hereby. All obligations of a Purchaser hereunder shall be several obligations of such Purchaser and, for the avoidance of doubt, not joint or joint and several obligations.

[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto or by their respective duly authorized officers, all as of the date first above written.

INVITAE CORPORATION

By:	/s/ Shelly D. Guyer
	Name:	Shelly D. Guyer
	Title:	Chief Financial Officer

SB NORTHSTAR LP, acting through its general partner, SB NORTHSTAR GP

By:	/s/ Samuel Merksamer
	Name:	Samuel Merksamer
	Title:	Director

Solely for purposes of Section 4.03, SB MANAGEMENT LIMITED, in its capacity as the investment advisor of SB Northstar LP

By:	/s/ Akshay Naheta
	Name:	Akshay Naheta
	Title:	Director

CHIMERA INVESTMENT LLC

By:	/s/ Syed Basar Shueb
	Name:	Syed Basar Shueb
	Title:	Chairman

[Signature Page to Investment Agreement]

667, L.P.
By:	BAKER BROS. ADVISORS LP, management company and investment advisor to 667, L.P., pursuant to authority granted to it by Baker Biotech Capital, L.P., general partner to 667, L.P., and not as the general partner

By:	/s/ Scott Lessing
	Name:	Scott Lessing
	Title:	President

BAKER BROTHERS LIFE SCIENCES, L.P.
By:	BAKER BROS. ADVISORS LP, management company and investment advisor to BAKER BROTHERS LIFE SCIENCES, L.P., pursuant to authority granted to it by Baker Brothers Life Sciences Capital, L.P., general partner to BAKER BROTHERS LIFE SCIENCES, L.P., and not as the general partner

By:	/s/ Scott Lessing
	Name:	Scott Lessing
	Title:	President

2

SCHEDULE I

Name of Investor	Aggregate Principal Amount of Notes
SB Northstar LP	$750,000,000
Chimera Investment LLC	100,000,000
667, L.P.	22,089,000
Baker Brothers Life Sciences, L.P.	277,911,000

Total	$1,150,000,000

EXHIBIT A

FORM OF NOTE

The form of Note is included with the form of Indenture attached as Exhibit B.

EXHIBIT B

FORM OF INDENTURE

INVITAE CORPORATION

AND

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

INDENTURE

Dated as of April [●], 2021

1.50% Convertible Senior Notes due 2028

i

Section 8.03.	Who Are Deemed Absolute Owners	50
Section 8.04.	Company-Owned Notes Disregarded	50
Section 8.05.	Revocation of Consents; Future Holders Bound	51

ARTICLE 9
HOLDERS’ MEETINGS

Section 9.01.	Purpose of Meetings	52
Section 9.02.	Call of Meetings by Trustee	52
Section 9.03.	Call of Meetings by Company or Holders	52
Section 9.04.	Qualifications for Voting	53
Section 9.05.	Regulations	53
Section 9.06.	Voting	53
Section 9.07.	No Delay of Rights by Meeting	54

ARTICLE 10
SUPPLEMENTAL INDENTURES

Section 10.01.	Supplemental Indentures Without Consent of Holders	54
Section 10.02.	Supplemental Indentures with Consent of Holders	55
Section 10.03.	Effect of Supplemental Indentures	57
Section 10.04.	Notation on Notes	57
Section 10.05.	Evidence of Compliance of Supplemental Indenture to Be Furnished Trustee	57

ARTICLE 11
CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE

Section 11.01.	Company May Consolidate, Etc. on Certain Terms	57
Section 11.02.	Successor Corporation to Be Substituted	58

ARTICLE 12
IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS

Section 12.01.	Indenture and Notes Solely Corporate Obligations	59

ARTICLE 13
INTENTIONALLY OMITTED

ARTICLE 14
CONVERSION OF NOTES

Section 14.01.	Conversion Privilege	59
Section 14.02.	Conversion Procedure; Settlement Upon Conversion.	60

Section 17.12.	Severability	92
Section 17.13.	Waiver of Jury Trial	93
Section 17.14.	Force Majeure	93
Section 17.15.	Calculations	93
Section 17.16.	U.S.A. Patriot Act	93

EXHIBIT

Exhibit A	Form of Note	A-1

v

INDENTURE, dated as of April [•], 2021, between INVITAE CORPORATION, a Delaware corporation, as issuer (the “Company”, as more fully set forth in Section 1.01) and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as trustee (the “Trustee”, as more fully set forth in Section 1.01).

W I T N E S S E T H:

WHEREAS, for its lawful corporate purposes, the Company has duly authorized the issuance of its 1.50% Convertible Senior Notes due 2028 (the “Notes”), initially in an aggregate principal amount not to exceed $1,150,000,000, and in order to provide the terms and conditions upon which the Notes are to be authenticated, issued and delivered, the Company has duly authorized the execution and delivery of this Indenture;

WHEREAS, the Form of Note, the certificate of authentication to be borne by each Note, the Form of Notice of Conversion, the Form of Fundamental Change Repurchase Notice and the Form of Assignment and Transfer to be borne by the Notes are to be substantially in the forms hereinafter provided; and

WHEREAS, all acts and things necessary to make the Notes, when executed by the Company and authenticated and delivered by the Trustee or a duly authorized authenticating agent, as in this Indenture provided, the valid, binding and legal obligations of the Company, and this Indenture a valid agreement according to its terms, have been done and performed, and the execution of this Indenture and the issuance hereunder of the Notes have in all respects been duly authorized.

NOW, THEREFORE, THIS INDENTURE WITNESSETH:

That in order to declare the terms and conditions upon which the Notes are, and are to be, authenticated, issued and delivered, and in consideration of the premises and of the purchase and acceptance of the Notes by the Holders thereof, the Company covenants and agrees with the Trustee for the equal and proportionate benefit of the respective Holders from time to time of the Notes (except as otherwise provided below), as follows:

ARTICLE 1

DEFINITIONS

Section 1.01. Definitions. The terms defined in this Section 1.01 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.01.

“Additional Interest” means all amounts, if any, payable pursuant to Section 6.03.

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control,” when used with respect to any specified Person means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing. Notwithstanding anything to the contrary herein, the determination of whether one Person is an “Affiliate” of another Person for purposes of this Indenture shall be made based on the facts at the time such determination is made or required to be made, as the case may be, hereunder.

“Board of Directors” means the board of directors of the Company or a committee of such board duly authorized to act for it hereunder.

“Board Resolution” means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors, and to be in full force and effect on the date of such certification, and delivered to the Trustee.

“Business Day” means, with respect to any Note, any day other than a Saturday, a Sunday or a day on which the Federal Reserve Bank of New York is authorized or required by law or executive order to close or be closed.

“Capital Stock” means, for any entity, any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) stock issued by that entity, but shall not include any debt securities convertible into or exchangeable for any securities otherwise constituting Capital Stock pursuant to this definition.

“Cash Settlement” shall have the meaning specified in Section 14.02(a).

“Clause A Distribution” shall have the meaning specified in Section 14.03(c).

“Clause B Distribution” shall have the meaning specified in Section 14.03(c).

“Clause C Distribution” shall have the meaning specified in Section 14.03(c).

“close of business” means 5:00 p.m. (New York City time).

“Combination Settlement” shall have the meaning specified in Section 14.02(a).

“Commission” means the U.S. Securities and Exchange Commission.

“Common Equity” of any Person means Capital Stock of such Person that is generally entitled (a) to vote in the election of directors of such Person or (b) if such Person is not a corporation, to vote or otherwise participate in the selection of the governing body, partners, managers or others that will control the management or policies of such Person.

“Common Stock” means the common stock of the Company, $0.0001 par value per share, at the date of this Indenture, subject to Section 14.06.

“Company” shall have the meaning specified in the first paragraph of this Indenture, and subject to the provisions of Article 11, shall include its successors and assigns.

“Company Order” means a written order of the Company, signed by any of its Officers, and delivered to the Trustee.

“Conversion Agent” shall have the meaning specified in Section 4.02.

“Conversion Consideration” shall have the meaning specified in Section 14.11(a).

“Conversion Date” shall have the meaning specified in Section 14.02(c).

“Conversion Obligation” shall have the meaning specified in Section 14.01.

“Conversion Price” means as of any time, $1,000, divided by the Conversion Rate as of such time.

“Conversion Rate” shall have the meaning specified in Section 14.01.

“Corporate Trust Office” means the designated office of the Trustee at which at any time this Indenture shall be administered, which office at the date hereof is located at U.S. Bank National Association, West Side Flats, St. Paul, 60 Livingston Avenue, Saint Paul, MN 55107, Attention: Corporate Trust Administrator, or such other address as the Trustee may designate from time to time by notice to the Holders and the Company, or the designated corporate trust office of any successor trustee (or such other address as such successor trustee may designate from time to time by notice to the Holders and the Company).

“Custodian” means the Trustee, as custodian for The Depository Trust Company, with respect to the Global Notes, or any successor entity thereto.

“Daily Conversion Value” means, for each of the 25 consecutive Trading Days during the relevant Observation Period, 1/25th of the product of (a) the Conversion Rate on such Trading Day and (b) the Daily VWAP on such Trading Day.

“Daily Measurement Value” means the Specified Dollar Amount (if any), divided by 25.

“Daily Settlement Amount,” for each of the 25 consecutive Trading Days during the relevant Observation Period, shall consist of:

(a)    cash in an amount equal to the lesser of (i) the Daily Measurement Value and (ii) the Daily Conversion Value on such Trading Day; and

(b)    if the Daily Conversion Value on such Trading Day exceeds the Daily Measurement Value, a number of shares of Common Stock equal to (i) the difference between the Daily Conversion Value and the Daily Measurement Value, divided by (ii) the Daily VWAP for such Trading Day.

“Daily VWAP” means the per share volume-weighted average price as displayed under the heading “Bloomberg VWAP” on Bloomberg page “NVTA <equity> AQR” (or its equivalent successor if such page is not available) in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on such Trading Day (or if such volume-weighted average price is unavailable, the market value of one share of the Common Stock on such Trading Day reasonably determined, using a volume-weighted average method, by a nationally recognized independent investment banking firm retained for this purpose by the Company). The “Daily VWAP” shall be determined without regard to after-hours trading or any other trading outside of the regular trading session trading hours.

“Default” means any event that is, or after notice or passage of time, or both, would be, an Event of Default.

“Defaulted Amounts” means any amounts on any Note (including the Redemption Price, the Fundamental Change Repurchase Price, principal and interest) that are payable but are not punctually paid or duly provided for.

“delivered” with respect to any notice to be delivered, given or mailed to a Holder pursuant to this Indenture, shall mean notice (x) given to the Depositary (or its designee) pursuant to the standing instructions from the Depositary or its designee, including by electronic mail in accordance with accepted practices or procedures at the Depositary (in the case of a Global Note) or (y) mailed to such Holder by first class mail, postage prepaid, at its address as it appears on the Note Register, in each case in accordance with Section 17.03. Notice so “delivered” shall be deemed to include any notice to be “mailed” or “given,” as applicable, under this Indenture.

“Depositary” means, with respect to each Global Note, the Person specified in Section 2.05(c) as the Depositary with respect to such Notes, until a successor shall have been appointed and become such pursuant to the applicable provisions of this Indenture, and thereafter, “Depositary” shall mean or include such successor.

“Designated Institution” shall have the meaning specified in Section 14.11(a).

“Distributed Property” shall have the meaning specified in Section 14.03(c).

“Effective Date” means the first date on which shares of the Common Stock trade on the applicable exchange or in the applicable market, regular way, reflecting the relevant share split or share combination, as applicable (provided that, for the avoidance of doubt, any alternative trading convention on the applicable exchange or market in respect of shares of the Common Stock under a separate ticker symbol or CUSIP number will not be considered “regular way” for purposes of this definition).

“Event of Default” shall have the meaning specified in Section 6.01.

“Ex-Dividend Date” means the first date on which shares of the Common Stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive the issuance, dividend or distribution in question, from the Company or, if applicable, from the seller of Common Stock on such exchange or market (in the form of due bills or otherwise) as determined by such exchange or market. For the avoidance of doubt, any alternative trading convention on the applicable exchange or market in respect of shares of Common Stock under a separate ticker symbol or CUSIP number will not be considered “regular way” for this purpose.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exchange Election” shall have the meaning specified in Section 14.11(a).

“Form of Assignment and Transfer” shall mean the “Form of Assignment and Transfer” attached as Attachment 3 to the Form of Note attached hereto as Exhibit A.

“Form of Fundamental Change Repurchase Notice” shall mean the “Form of Fundamental Change Repurchase Notice” attached as Attachment 2 to the Form of Note attached hereto as Exhibit A.

“Form of Note” shall mean the “Form of Note” attached hereto as Exhibit A.

“Form of Notice of Conversion” shall mean the “Form of Notice of Conversion” attached as Attachment 1 to the Form of Note attached hereto as Exhibit A.

“Fundamental Change” shall be deemed to have occurred at the time after the Notes are originally issued if any of the following occurs prior to the Maturity Date:

(a)    a “person” or “group” within the meaning of Section 13(d) of the Exchange Act, other than the Company, its Wholly-Owned Subsidiaries and the employee benefit plans of the Company and its Wholly-Owned Subsidiaries, files a Schedule TO (or any successor schedule, form or report) or any schedule, form or report under the Exchange Act disclosing that such person or group has become the direct or indirect “beneficial owner,” as defined in Rule 13d-3 under the Exchange Act, of Common Stock representing more than 50% of the voting power of the Common Stock; provided that no person or group shall be deemed to be the beneficial owner of any securities tendered pursuant to a tender or exchange offer made by or on behalf of such “person” or “group” until such tendered securities are accepted for purchase or exchange under such offer;

(b)    the consummation of (A) any recapitalization, reclassification or change of the Common Stock (other than changes resulting from a subdivision, a combination or a change in par value) as a result of which the Common Stock would be converted into, or exchanged for, stock, other securities, other property or assets; (B) any share exchange, consolidation or merger of the Company pursuant to which all of the Common Stock will be converted into cash, securities or other property or assets; or (C) any sale, lease or other transfer in one transaction or a series of transactions of all or substantially all of the consolidated assets of the Company and its Subsidiaries, taken as a whole, to any Person other than one or more of the Company’s Wholly-Owned Subsidiaries; provided, however, that a transaction described in clause (A) or (B) in which the holders of all classes of the Company’s Common Equity immediately prior to such transaction own, directly or indirectly, more than 50% of all classes of Common Equity of the continuing or surviving corporation or transferee or the parent thereof immediately after such transaction in substantially the same proportions (relative to each other) as such ownership immediately prior to such transaction shall not be a Fundamental Change pursuant to this clause (b);

(c)    the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; or

(d)    the Common Stock (or other Common Equity underlying the Notes) ceases to be listed or quoted on any of The New York Stock Exchange, The Nasdaq Global Select Market or The Nasdaq Global Market (or any of their respective successors);

provided, however, that a transaction or transactions described in clauses (a) or (b) above shall not constitute a Fundamental Change if at least 90% of the consideration received or to be received by the common stockholders of the Company, excluding cash payments for fractional shares and cash payments made in respect of dissenters’ appraisal rights, in connection with such transaction or transactions consists of shares of common stock or other Common Equity that are listed or quoted on any of The New York Stock Exchange, The Nasdaq Global Select Market or The Nasdaq Global Market (or any of their respective successors) or will be so listed or quoted when issued or exchanged in connection with such transaction or transactions and as a result of such transaction or transactions such consideration becomes Reference Property for the Notes, excluding cash payments for fractional shares and cash payments made in respect of dissenters’ appraisal rights (subject to the provisions of Section 14.06). If any Merger Event in which the

Common Stock is replaced by the common stock of another entity occurs, following the effective date of such Merger Event, references to the Company in this definition shall instead be references to such other entity.

For purposes of this definition of “Fundamental Change,” any transaction or series of transactions that constitutes a Fundamental Change pursuant to both clause (a) and clause (b) of this definition (without giving effect to the proviso in clause (b)) shall be deemed a Fundamental Change solely under clause (b) of this definition (subject to the proviso in clause (b)).

“Fundamental Change Company Notice” shall have the meaning specified in Section 15.02(c).

“Fundamental Change Repurchase Date” shall have the meaning specified in Section 15.02(a).

“Fundamental Change Repurchase Notice” shall have the meaning specified in Section 15.02(b)(i).

“Fundamental Change Repurchase Price” shall have the meaning specified in Section 15.02(a).

“Global Note” shall have the meaning specified in Section 2.05(b).

“Holder,” as applied to any Note, or other similar terms (but excluding the term “beneficial holder”), shall mean any Person in whose name at the time a particular Note is registered on the Note Register.

“Indenture” means this instrument as originally executed or, if amended or supplemented as herein provided, as so amended or supplemented.

“Interest Payment Date” means each April 1 and October 1 of each year, beginning on October 1, 2021.

“Investment Agreement” means the Investment Agreement, dated as of April 3, 2021, by and among the Company and the parties listed therein.

“Last Date of Original Issuance” means (a) with respect to any Notes issued pursuant to the Investment Agreement and any Notes issued in exchange therefor or in substitution thereof, the initial issuance date of the Notes; and (b) with respect to any additional Notes issued as described under Section 2.10 and any Notes issued in exchange therefor or in substitution thereof, either (i) the date such Notes are originally issued; or (ii) such other date as is specified in an Officer’s Certificate delivered to the Trustee before the original issuance of such Notes.

“Last Reported Sale Price” of the Common Stock (or other security for which a closing sale price must be determined) on any date means the closing sale price per share (or if no closing sale price is reported, the average of the bid and ask prices per share or, if more than one in either case, the average of the average bid and the average ask prices per share) on that date as reported in composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock (or such other security) is traded. If the Common Stock (or such other security) is not listed for trading on a U.S. national or regional securities exchange on the relevant date, the “Last Reported Sale Price” shall be the last quoted bid price per share of the Common Stock (or such other security) in the over-the-counter market on the relevant date as reported by OTC Markets Group Inc. or a similar organization. If the Common Stock (or such other security) is not so quoted, the “Last Reported Sale Price” shall be the average of the mid-point of the last bid and ask prices per share of the Common Stock (or such other security) on the relevant date from each of at least three nationally recognized independent investment banking firms selected by the Company for this purpose. The “Last Reported Sale Price” shall be determined without regard to after-hours trading or any other trading outside of regular trading session hours.

“Market Disruption Event” means, for the purposes of determining amounts due upon conversion (a) a failure by the principal U.S. national or regional securities exchange or market on which the Common Stock is listed or admitted for trading to open for trading during its regular trading session or (b) the occurrence or existence prior to 1:00 p.m., New York City time, on any Scheduled Trading Day for the Common Stock for more than one half-hour period in the aggregate during regular trading hours of any suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the relevant stock exchange or otherwise) in the Common Stock or in any options contracts or futures contracts relating to the Common Stock.

“Maturity Date” means April 1, 2028.

“Merger Event” shall have the meaning specified in Section 14.06(a).

“Note” or “Notes” shall have the meaning specified in the first paragraph of the recitals of this Indenture.

“Note Register” shall have the meaning specified in Section 2.05(a).

“Note Registrar” shall have the meaning specified in Section 2.05(a).

“Notice of Conversion” shall have the meaning specified in Section 14.02(b).

“Observation Period” with respect to any Note surrendered for conversion means: (i) subject to clause (ii), if the relevant Conversion Date occurs prior to January 1, 2028, the 25 consecutive Trading Day period beginning on, and including, the second Trading Day immediately succeeding such Conversion Date; (ii) if the relevant Conversion Date occurs on or after the date of the Company’s issuance of a Redemption Notice with respect to the Notes pursuant to Section 16.02 and prior to the relevant Redemption Date (as such Redemption Date may be extended), the 25 consecutive Trading Days beginning on, and including, the 26th Scheduled Trading Day immediately preceding such Redemption Date; and (iii) subject to clause (ii), if the relevant Conversion Date occurs on or after January 1, 2028, the 25 consecutive Trading Days beginning on, and including, the 26th Scheduled Trading Day immediately preceding the Maturity Date.

“Officer” means, with respect to the Company, the Chief Executive Officer, the President, the Chief Financial Officer, the Chief Operating Officer, the Chief Legal Officer or General Counsel, the Chief Accounting Officer, the Treasurer, the Controller or the Secretary.

“Officer’s Certificate,” when used with respect to the Company, means a certificate that is delivered to the Trustee and that is signed by an Officer of the Company. Each such certificate shall include the statements provided for in Section 17.05 if and to the extent required by the provisions of such Section. The Officer giving an Officer’s Certificate pursuant to Section 4.08 shall be the principal executive, financial or accounting officer of the Company.

“open of business” means 9:00 a.m. (New York City time).

“Opinion of Counsel” means an opinion in writing signed by legal counsel, who may be an employee of or counsel to the Company, or other counsel who is reasonably acceptable to the Trustee, that is delivered to the Trustee, which opinion may contain customary exceptions and qualifications as to the matters set forth therein. Each such opinion shall include the statements provided for in Section 17.05 if and to the extent required by the provisions of such Section 17.05.

“Optional Redemption” shall have the meaning specified in Section 16.01.

“outstanding,” when used with reference to Notes, shall, subject to the provisions of Section 8.04, mean, as of any particular time, all Notes authenticated and delivered by the Trustee under this Indenture, except:

(a)    Notes theretofore canceled by the Trustee or accepted by the Trustee for cancellation;

(b)    Notes, or portions thereof, that have become due and payable and in respect of which monies in the necessary amount shall have been deposited in trust with the Trustee or with any Paying Agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent);

(c)    Notes that have been paid pursuant to Section 2.06 or Notes in lieu of which, or in substitution for which, other Notes shall have been authenticated and delivered pursuant to the terms of Section 2.06 unless proof satisfactory to the Trustee is presented that any such Notes are held by protected purchasers in due course;

(d)    Notes converted pursuant to Article 14 and required to be cancelled pursuant to Section 2.08; and

(e)    Notes redeemed pursuant to Article 16.

“Paying Agent” shall have the meaning specified in Section 4.02.

“Person” means an individual, a corporation, a limited liability company, an association, a partnership, a joint venture, a joint stock company, a trust, an unincorporated organization or a government or an agency or a political subdivision thereof.

“Physical Notes” means permanent certificated Notes in registered form issued in denominations of $1,000 principal amount and integral multiples thereof.

“Physical Settlement” shall have the meaning specified in Section 14.02(a).

“Predecessor Note” of any particular Note means every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purposes of this definition, any Note authenticated and delivered under Section 2.06 in lieu of or in exchange for a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note that it replaces.

“Record Date” means, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock (or other applicable security) have the right to receive any cash, securities or other property or in which the Common Stock (or such other security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of holders of the Common Stock (or such other security) entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors, by statute, by contract or otherwise).

“Redemption Date” shall have the meaning specified in Section 16.02(a).

“Redemption Notice” shall have the meaning specified in Section 16.02(a).

“Redemption Notice Date” means the date on which a Redemption Notice is delivered pursuant to Section 16.02.

“Redemption Period” means the period from, and including, the relevant Redemption Notice Date until the close of business on the second Scheduled Trading Day immediately preceding the related Redemption Date (or, if the Company defaults in the payment of the Redemption Price, until the close of business on the Trading Day immediately preceding the date on which the Redemption Price has been paid or duly provided for).

“Redemption Price” means, for any Notes to be redeemed pursuant to Section 16.01, 100% of the principal amount of such Notes, plus accrued and unpaid interest, if any, to, but excluding, the Redemption Date (unless the Redemption Date falls after a Regular Record Date but on or prior to the immediately succeeding Interest Payment Date, in which case interest accrued to the Interest Payment Date will be paid by the Company to Holders of record of such Notes as of the close of Business on such Regular Record Date, and the Redemption Price will be equal to 100% of the principal amount of such Notes).

“Reference Property” shall have the meaning specified in Section 14.06(a).

“Regular Record Date,” with respect to any Interest Payment Date, shall mean the March 15 or September 15 (whether or not such day is a Business Day) immediately preceding the applicable April 1 and October 1 Interest Payment Date, respectively.

“Resale Restriction Termination Date” shall have the meaning specified in Section 2.05(c).

“Responsible Officer” means, when used with respect to the Trustee, any officer in its Corporate Trust Office and also means any vice president, assistant vice president, managing director, director, assistant secretary, assistant treasurer, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter relating to this Indenture is referred because of such person’s knowledge of and familiarity with the particular subject and who, in each case, shall have direct responsibility for the administration of this Indenture.

“Restricted Global Note” means a Global Note that is required to bear the legend set forth in Section 2.05(d).

“Restricted Securities” shall have the meaning specified in Section 2.05(c).

“Rule 144” means Rule 144 as promulgated under the Securities Act.

“Rule 144A” means Rule 144A as promulgated under the Securities Act.

“Scheduled Trading Day” means a day that is scheduled to be a Trading Day on the principal U.S. national or regional securities exchange or market on which the Common Stock is listed or admitted for trading. If the Common Stock is not so listed or admitted for trading, “Scheduled Trading Day” means a Business Day.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Settlement Amount” has the meaning specified in Section 14.02(a)(iv).

“Settlement Method” means, with respect to any conversion of Notes, Physical Settlement, Cash Settlement or Combination Settlement, as elected (or deemed to have been elected) by the Company.

“Settlement Method Election Deadline” has the meaning specified in Section 14.02(a)(iii).

“Settlement Notice” has the meaning specified in Section 14.02(a)(iii).

“Significant Subsidiary” means a Subsidiary of the Company that is a “significant subsidiary” as defined in Article 1, Rule 1-02(w) of Regulation S-X under the Exchange Act promulgated by the Commission; provided that, in the case of a Subsidiary of the Company that meets the criteria of clause (1)(iii) of the definition thereof but not clause (1)(i) or (1)(ii) thereof, in each case as such rule is in effect on the initial issuance date of the Notes, such Subsidiary shall not be deemed to be a Significant Subsidiary unless such Subsidiary’s income from continuing operations before income taxes, exclusive of amounts attributable to any non-controlling interests for the last completed fiscal year prior to the date of such determination exceeds $40,000,000 (with such amount calculated pursuant to Rule 1-02(w) as in effect on the initial issuance date of the Notes). For the avoidance of doubt, for purposes of this definition, to the extent any such Subsidiary would not be deemed to be a “significant subsidiary” under the relevant definition set forth in Rule 1-02(w) of Regulation S-X (or any successor rule) as in effect on the relevant date of determination, such Subsidiary shall not be deemed to be a “Significant Subsidiary” hereunder irrespective of whether such Subsidiary would otherwise be deemed to be a “Significant Subsidiary” after giving effect to the proviso in the immediately preceding sentence.

“Specified Dollar Amount” means the maximum cash amount per $1,000 principal amount of Notes to be received upon conversion as specified in the Settlement Notice related to any converted Notes (or deemed specified pursuant to Section 14.02(a)).

“Spin-Off” shall have the meaning specified in Section 14.03(c).

“Sponsor Global Notes” means the Global Notes issued and authenticated on the Last Date of Original Issuance with an initial balance of $[750],000,000 and identified by the CUSIP and ISIN numbers set forth in Section 2.09.

“Sponsor Notes” means any Sponsor Global Notes or any temporary Notes or Physical Notes issued in exchange for beneficial interests in a Sponsor Global Note.

“Subsidiary” means, with respect to any Person, any corporation, association, partnership or other business entity of which more than 50% of the total voting power of shares of Capital Stock or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, general partners or trustees thereof is at the time owned or controlled, directly or indirectly, by (i) such Person; (ii) such Person and one or more Subsidiaries of such Person; or (iii) one or more Subsidiaries of such Person.

“Successor Company” shall have the meaning specified in Section 11.01(a).

“Trading Day” means, except for purposes determining amounts due upon conversion as set forth below, a day on which (i) trading in the Common Stock (or other security for which a closing sale price must be determined) generally occurs on The New York Stock Exchange or, if the Common Stock (or such other security) is not then listed on The New York Stock Exchange, on the principal other U.S. national or regional securities exchange on which the Common Stock (or such other security) is then listed or, if the Common Stock (or such other security) is not then listed on a U.S. national or regional securities exchange, on the principal other market on which the Common Stock (or such other security) is then traded and (ii) a Last Reported Sale Price for the Common Stock (or closing sale price for such other security) is available on such securities exchange or market; provided that if the Common Stock (or such other security) is not so listed or traded, “Trading Day” means a Business Day; and provided, further, that for purposes of determining amounts due upon conversion only, “Trading Day” means a day on which (x) there is no Market Disruption Event and (y) trading in the Common Stock generally occurs on The New York Stock Exchange or, if the Common Stock is not then listed on The New York Stock Exchange, on the principal other U.S. national or regional securities exchange on which the Common Stock is then listed or, if the Common Stock is not then listed on a U.S. national or regional securities exchange, on the principal other market on which the Common Stock is then listed or admitted for trading, except that if the Common Stock is not so listed or admitted for trading, “Trading Day” means a Business Day.

“transfer” shall have the meaning specified in Section 2.05(c).

“Trigger Event” shall have the meaning specified in Section 14.03(c).

“Trust Indenture Act” means the Trust Indenture Act of 1939, as amended.

“Trustee” means the Person named as the “Trustee” in the first paragraph of this Indenture until a successor trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Trustee” shall mean or include each Person who is then a Trustee hereunder.

“unit of Reference Property” shall have the meaning specified in Section 14.06(a).

“Unrestricted Global Note” means a Global Note that is not required to bear the legend set forth in Section 2.05(d).

“Valuation Period” shall have the meaning specified in Section 14.03(c).

“Wholly-Owned Subsidiary” means, with respect to any Person, any direct or indirect Subsidiary of such Person, except that, solely for purposes of this definition, the reference to “more than 50%” in the definition of “Subsidiary” shall be deemed replaced by a reference to “100%,” the calculation of which shall exclude nominal amounts of the voting power of shares of Capital Stock or other interests in the relevant Subsidiary not held by such Person to the extent required to satisfy local minority interest requirements outside of the United States.

Section 1.02. Interpretation. The words “herein,” “hereof,” “hereunder,” and words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. The terms defined in this Article include the plural as well as the singular. Whenever the words “include,” “includes,” or “including” are used in this Indenture, they shall be deemed followed by the words “without limitation.”

Section 1.03. References to Interest. Unless the context otherwise requires, any reference to interest on, or in respect of, any Note in this Indenture shall be deemed to include Additional Interest if, in such context, Additional Interest is, was or would be payable pursuant to Section 6.03. Unless the context otherwise requires, any express mention of Additional Interest in any provision hereof shall not be construed as excluding Additional Interest in those provisions hereof where such express mention is not made.

ARTICLE 2

ISSUE, DESCRIPTION, EXECUTION, REGISTRATION AND EXCHANGE OF NOTES

Section 2.01. Designation and Amount. The Notes shall be designated as the “1.50% Convertible Senior Notes due 2028.” The aggregate principal amount of Notes that may be authenticated and delivered under this Indenture is initially limited to $1,150,000,000, except for Notes authenticated and delivered upon registration or transfer of, or in exchange for, or in lieu of other Notes to the extent expressly permitted hereunder.

Section 2.02. Form of Notes. The Notes and the Trustee’s certificate of authentication to be borne by such Notes shall be substantially in the respective forms set forth in Exhibit A, the terms and provisions of which shall constitute, and are hereby expressly incorporated in and made a part of this Indenture. To the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby. In the case of any conflict between this Indenture and a Note, the provisions of this Indenture shall control and govern to the extent of such conflict.

Any Global Note may be endorsed with or have incorporated in the text thereof such legends or recitals or changes not inconsistent with the provisions of this Indenture as may be required by the Custodian or the Depositary, or as may be required to comply with any applicable law or any regulation thereunder or with the rules and regulations of any securities exchange or automated quotation system upon which the Notes may be listed or traded or designated for issuance or to conform with any usage with respect thereto, or to indicate any special limitations or restrictions to which any particular Notes are subject.

Any of the Notes may have such letters, numbers or other marks of identification and such notations, legends or endorsements as the Officer executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange or automated quotation system on which the Notes may be listed or designated for issuance, or to conform to usage or to indicate any special limitations or restrictions to which any particular Notes are subject.

Each Global Note shall represent such principal amount of the outstanding Notes as shall be specified therein and shall provide that it shall represent the aggregate principal amount of outstanding Notes from time to time endorsed thereon and that the aggregate principal amount of outstanding Notes represented thereby may from time to time be increased or reduced to reflect redemptions, repurchases, cancellations, conversions, transfers or exchanges permitted hereby. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the amount of outstanding Notes represented thereby shall be made by the Trustee or the Custodian, at the direction of the Trustee, in such manner and upon instructions given by the Holder of such Notes in accordance with this Indenture. Payment of principal (including the Redemption Price and the Fundamental Change Repurchase Price, if applicable) of, and accrued and unpaid interest on, a Global Note shall be made to the Holder of such Note on the date of payment, unless a record date or other means of determining Holders eligible to receive payment is provided for herein.

Section 2.03. Date and Denomination of Notes; Payments of Interest and Defaulted Amounts. (a) The Notes shall be issuable in registered form without coupons in minimum denominations of $1,000 principal amount and integral multiples thereof. Each Note shall be dated the date of its authentication and shall bear interest from the date specified on the face of such Note. Accrued interest on the Notes shall be computed on the basis of a 360-day year composed of twelve 30-day months and, for partial months, on the basis of the number of days actually elapsed in a 30-day month.

(b)    The Person in whose name any Note (or its Predecessor Note) is registered on the Note Register at the close of business on any Regular Record Date with respect to any Interest Payment Date shall be entitled to receive the interest payable on such Interest Payment Date. The Company shall pay (or cause the Paying Agent to pay) the principal amount of any Note (x)

in the case of any Physical Note, at the office or agency of the Company designated by the Company for such purposes in the United States of America, which shall initially be the Corporate Trust Office and (y) in the case of any Global Note, by wire transfer of immediately available funds to the account of the Depositary or its nominee. The Company shall pay (or cause the Paying Agent to pay) interest (i) on any Physical Notes (A) to Holders holding Physical Notes having an aggregate principal amount of $5,000,000 or less, by check mailed to the Holders of these Notes at their address as it appears in the Note Register and (B) to Holders holding Physical Notes having an aggregate principal amount of more than $5,000,000, either by check mailed to each such Holder or, upon written application by such a Holder to the Note Registrar (containing the requisite information for the Trustee or Paying Agent to make such wire transfer) not later than the relevant Regular Record Date, by wire transfer in immediately available funds to that Holder’s account within the United States of America if such Holder has provided the Company, the Trustee or the Paying Agent (if other than the Trustee) with the requisite information necessary to make such wire transfer, which application shall remain in effect until the Holder notifies, in writing, the Note Registrar to the contrary or (ii) on any Global Note by wire transfer of immediately available funds to the account of the Depositary or its nominee.

(c)    Any Defaulted Amounts shall forthwith cease to be payable to the Holder on the relevant payment date but shall accrue interest per annum at the rate borne by the Notes from, and including, such relevant payment date, and such Defaulted Amounts together with such interest thereon shall be paid by the Company, at its election in each case, as provided in clause (i) or (ii) below:

(i)    The Company may elect to make payment of any Defaulted Amounts to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on a special record date for the payment of such Defaulted Amounts, which shall be fixed in the following manner. The Company shall notify the Trustee, in writing, of the amount of the Defaulted Amounts proposed to be paid on each Note and the date of the proposed payment (which shall be not less than 25 days after the receipt by the Trustee of such notice, unless the Trustee shall consent to an earlier date), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount to be paid in respect of such Defaulted Amounts or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Amounts as in this clause provided. Thereupon the Company shall fix a special record date for the payment of such Defaulted Amounts which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment, and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment (unless the Trustee shall consent to an earlier date). The Company shall promptly notify the Trustee, in writing, of such special record date and the Trustee, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Amounts and the special record date therefor to be delivered to each Holder at its address as it appears in the Note Register, or by electronic means to the Depositary in the case of Global Notes, not less than 10 days prior to such special record date. Notice of the proposed payment of such Defaulted Amounts and the special record date therefor having been so delivered, such Defaulted Amounts shall be paid to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on such special record date and shall no longer be payable pursuant to the following clause (ii) of this Section 2.03(c). The Trustee shall have no responsibility whatsoever for the calculation of the Defaulted Amounts.

(ii)    The Company may make payment of any Defaulted Amounts in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Notes may be listed or designated for issuance, and upon such notice as may be required by such exchange or automated quotation system, if, after written notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

Section 2.04. Execution, Authentication and Delivery of Notes. The Notes shall be signed in the name and on behalf of the Company by the manual or facsimile or other electronic signature of any of its Chief Executive Officer, President, Chief Operating Officer, Chief Financial Officer, General Counsel, Chief Accounting Officer, Treasurer, or Secretary.

At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Notes executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Notes, and the Trustee in accordance with such Company Order shall authenticate and deliver such Notes, without any further action by the Company hereunder; provided that, as set forth in Section 17.05, the Trustee shall be entitled to receive and shall be fully protected in relying upon an Officer’s Certificate and an Opinion of Counsel of the Company with respect to the issuance, authentication and delivery of such Notes.

Only such Notes as shall bear thereon a certificate of authentication substantially in the form set forth on the Form of Note attached as Exhibit A hereto, executed manually by an authorized signatory of the Trustee (or an authenticating agent appointed by the Trustee as provided by Section 17.10), shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee (or such an authenticating agent) upon any Note executed by the Company shall be conclusive evidence that the Note so authenticated has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Indenture.

In case any Officer of the Company who shall have signed any of the Notes shall cease to be such Officer before the Notes so signed shall have been authenticated and delivered by the Trustee, or disposed of by the Company, such Notes nevertheless may be authenticated and delivered or disposed of as though the Person who signed such Notes had not ceased to be such Officer of the Company; and any Note may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Note, shall be the Officers of the Company, although at the date of the execution of this Indenture any such Person was not such an Officer.

Section 2.05. Exchange and Registration of Transfer of Notes; Restrictions on Transfer; Depositary. (a) The Company shall cause to be kept at the Corporate Trust Office a register (the register maintained in such office or in any other office or agency of the Company designated pursuant to Section 4.02, the “Note Register”) in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Notes and of transfers of Notes. Such register shall be in written form or in any form capable of being converted into written form within a reasonable period of time. The Trustee is hereby initially appointed the “Note Registrar” for the purpose of registering Notes and transfers of Notes as herein provided. The Company may appoint one or more co-Note Registrars in accordance with Section 4.02.

Upon surrender for registration of transfer of any Note to the Note Registrar or any co-Note Registrar, and satisfaction of the requirements for such transfer set forth in this Section 2.05, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required by this Indenture.

The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Note other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

Notes may be exchanged for other Notes of any authorized denominations and of a like aggregate principal amount, upon surrender of the Notes to be exchanged at any such office or agency maintained by the Company pursuant to Section 4.02. Whenever any Notes are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Notes that the Holder making the exchange is entitled to receive, bearing registration numbers not contemporaneously outstanding.

All Notes presented or surrendered for registration of transfer or for exchange, repurchase or conversion shall (if so required by the Company, the Trustee, the Note Registrar or any co-Note Registrar) be duly endorsed, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and duly executed, by the Holder thereof or its attorney-in-fact duly authorized in writing.

No service charge shall be imposed by the Company, the Trustee, the Note Registrar, any co-Note Registrar or the Paying Agent for any exchange or registration of transfer of Notes, but the Company may require a Holder to pay a sum sufficient to cover any documentary, stamp or similar issue or transfer tax required in connection therewith as a result of the name of the Holder of new Notes issued upon such exchange or registration of transfer being different from the name of the Holder of the old Notes surrendered for exchange or registration of transfer.

None of the Company, the Trustee, the Note Registrar or any co-Note Registrar shall be required to exchange or register a transfer of (i) any Notes surrendered for conversion or, if a portion of any Note is surrendered for conversion, such portion thereof surrendered for conversion, (ii) any Notes, or a portion of any Note, surrendered for repurchase (and not withdrawn) in accordance with Article 15 or (iii) any Notes selected for redemption in accordance with Article 16, except the unredeemed portion of any Note being redeemed in part.

All Notes issued upon any registration of transfer or exchange of Notes in accordance with this Indenture shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture as the Notes surrendered upon such registration of transfer or exchange.

Notwithstanding the foregoing or anything to the contrary provided herein, a holder of a beneficial interest in a Note that is not a Sponsor Note may not exchange or transfer such beneficial interest for a beneficial interest in a Sponsor Note, but a holder of a beneficial interest in a Sponsor Note may, at any time, exchange or transfer such beneficial interest for a beneficial interest in a Note that is not a Sponsor Note.

(b)    So long as the Notes are eligible for book-entry settlement with the Depositary, unless otherwise required by law, subject to the fourth paragraph from the end of Section 2.05(c) all Notes shall be represented by one or more Notes in global form (each, a “Global Note”) registered in the name of the Depositary or the nominee of the Depositary. Each Global Note shall bear the legend required on a Global Note set forth in Exhibit A hereto. The transfer and exchange of beneficial interests in a Global Note that does not involve the issuance of a Physical Note shall be effected through the Depositary (but not the Trustee or the Custodian) in accordance with this Indenture (including the restrictions on transfer set forth herein) and the procedures of the Depositary therefor.

(c)    Every Note that bears or is required under this Section 2.05(c) to bear the legend set forth in this Section 2.05(c) (together with any Common Stock issued upon conversion of the Notes that is required to bear the legend set forth in Section 2.05(d), collectively, the “Restricted Securities”) shall be subject to the restrictions on transfer set forth in this Section 2.05(c) (including those contained in the legend set forth below), unless such restrictions on transfer shall be eliminated or otherwise waived by written consent of the Company, and the Holder of each such Restricted Security, by such Holder’s acceptance thereof, agrees to be bound by all such restrictions on transfer. As used in this Section 2.05(c) and Section 2.05(d), the term “transfer” encompasses any sale, pledge, transfer or other disposition whatsoever of any Restricted Security.

Until the date (the “Resale Restriction Termination Date”) that is the later of (1) the date that is one year after the Last Date of Original Issuance of the Notes, or such shorter period of time as permitted by Rule 144 or any successor provision thereto, and (2) such later date, if any, as may be required by applicable law, any certificate evidencing any such Note (and all securities issued in exchange therefor or substitution thereof, other than Common Stock, if any, issued upon conversion thereof, which shall bear the legend set forth in Section 2.05(d), if applicable) shall bear a legend in substantially the following form (unless such Notes have been transferred pursuant to a registration statement that has become or been declared effective under the Securities Act and that continues to be effective at the time of such transfer, or sold pursuant to the exemption from registration provided by Rule 144 or any similar provision then in force under the Securities Act, or unless otherwise agreed by the Company, in writing, with notice thereof to the Trustee):

THIS SECURITY AND THE COMMON STOCK, IF ANY, ISSUABLE UPON CONVERSION OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER:

(1)    REPRESENTS THAT IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, AND

(2)    AGREES FOR THE BENEFIT OF INVITAE CORPORATION (THE “COMPANY”) THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN PRIOR TO THE DATE THAT IS THE LATER OF (X) ONE YEAR AFTER THE LAST DATE OF ORIGINAL ISSUANCE HEREOF OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THERETO AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW, EXCEPT:

(A)    TO THE COMPANY OR ANY SUBSIDIARY THEREOF, OR

(B)    PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT, OR

(C)    TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, OR

(D)    PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH CLAUSE (2)(D) ABOVE, THE COMPANY AND THE TRUSTEE RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER FOR THE COMPANY TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

No transfer of any Note prior to the Resale Restriction Termination Date will be registered by the Note Registrar unless the applicable box on the Form of Assignment and Transfer has been checked.

Any Note (or security issued in exchange or substitution therefor) (i) as to which such restrictions on transfer shall have expired in accordance with their terms, (ii) that has been transferred pursuant to a registration statement that has become effective or been declared effective under the Securities Act and that continues to be effective at the time of such transfer or (iii) that has been sold pursuant to the exemption from registration provided by Rule 144 or any similar provision then in force under the Securities Act, may, upon surrender of such Note for exchange to the Note Registrar in accordance with the provisions of this Section 2.05, be exchanged for a new Note or Notes, of like tenor and aggregate principal amount, which shall not bear the restrictive legend required by this Section 2.05(c) and shall not be assigned a restricted CUSIP number. The Company shall be entitled to instruct the Custodian in writing to so surrender any Global Note as to which any of the conditions set forth in clause (i) through (iii) of the immediately preceding sentence have been satisfied, and, upon such instruction, the Custodian shall so surrender such Global Note for exchange; and any new Global Note so exchanged therefor shall not bear the restrictive legend specified in this Section 2.05(c) and shall not be assigned a restricted CUSIP number. The Company shall promptly notify the Trustee upon the occurrence of the Resale Restriction Termination Date and promptly after a registration statement, if any, with respect to the Notes or any Common Stock issued upon conversion of the Notes has been declared effective under the Securities Act. In addition, where the Company has effected a mandatory exchange of the Notes represented by a Global Note pursuant to the applicable procedures of the Depositary without issuance of a new Global Note as set forth in Exhibit A to this Indenture, upon such Notes no longer being represented by a restricted CUSIP number, the restrictive legend otherwise required by this Section 2.05(c) shall be deemed removed from such Global Note.

Notwithstanding any other provisions of this Indenture (other than the provisions set forth in this Section 2.05(c)), a Global Note may not be transferred as a whole or in part except (i) by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the

Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary and (ii) for transfers of portions of a Global Note in certificated form made upon request of a member of, or a participant in, the Depositary (for itself or on behalf of a beneficial owner) by written notice given to the Trustee by or on behalf of the Depositary in accordance with applicable procedures of the Depositary and in compliance with this Section 2.05(c).

The Depositary shall be a clearing agency registered under the Exchange Act. The Company initially appoints The Depository Trust Company to act as Depositary with respect to each Global Note. Initially, each Global Note shall be issued to the Depositary, registered in the name of Cede & Co., as the nominee of the Depositary, and deposited with the Trustee as custodian for Cede & Co.

If (i) the Depositary notifies the Company at any time that the Depositary is unwilling or unable to continue as depositary for the Global Notes and a successor depositary is not appointed within 90 days, (ii) the Depositary ceases to be registered as a clearing agency under the Exchange Act and a successor depositary is not appointed within 90 days or (iii) an Event of Default with respect to the Notes has occurred and is continuing and, subject to the Depositary’s applicable procedures, a beneficial owner of any Note requests that its beneficial interest therein be issued as a Physical Note, the Company shall execute, and the Trustee, upon receipt of an Officer’s Certificate, an Opinion of Counsel and a Company Order for the authentication and delivery of Notes, shall authenticate and deliver (x) in the case of clause (iii), a Physical Note to such beneficial owner in a principal amount equal to the principal amount of such Note corresponding to such beneficial owner’s beneficial interest and (y) in the case of clause (i) or (ii), Physical Notes to each beneficial owner of the related Global Notes (or a portion thereof) in an aggregate principal amount equal to the aggregate principal amount of such Global Notes in exchange for such Global Notes, and upon delivery of the Global Notes to the Trustee such Global Notes shall be canceled.

Physical Notes issued in exchange for all or a part of the Global Note pursuant to this Section 2.05(c) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, or, in the case of clause (iii) of the immediately preceding paragraph, the relevant beneficial owner shall instruct the Trustee. Upon execution and authentication, the Trustee shall deliver such Physical Notes to the Persons in whose names such Physical Notes are so registered.

At such time as all interests in a Global Note have been converted, canceled, redeemed, repurchased upon a Fundamental Change or transferred, such Global Note shall be, upon receipt thereof, canceled by the Trustee in accordance with standing procedures and existing instructions between the Depositary and the Custodian. At any time prior to such cancellation, if any interest in a Global Note is exchanged for Physical Notes, converted, canceled, redeemed, repurchased upon a Fundamental Change or transferred to a transferee who receives Physical Notes therefor or any Physical Note is exchanged or transferred for part of such Global Note, the principal amount of such Global Note shall, in accordance with the standing procedures and instructions existing between the Depositary and the Custodian, be appropriately reduced or increased, as the case may be, and an endorsement shall be made on such Global Note, by the Trustee or the Custodian, at the direction of the Trustee, to reflect such reduction or increase.

None of the Company, the Trustee (including in its capacity as Paying Agent) or any agent of the Company or the Trustee shall have any responsibility or liability for any act or omission of the Depositary, or for the payment of amounts to owners of beneficial interest in a Global Note, for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Note, or maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

Neither the Company nor the Trustee shall have any responsibility or liability for any act or omission of the Depositary. All notices and communications to be given to the Holders and all payments to be made to Holders in respect of the Notes shall be given or made only to, or upon the order of, the registered Holder(s) (which shall be the Depositary or its nominee in the case of a Global Note).

The rights of beneficial owners in any Global Note shall be exercised only through the Depositary subject to the Applicable Procedures of the Depositary. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depositary with respect to its members, participants and any beneficial owners.

(d)    Until the Resale Restriction Termination Date, any stock certificate representing Common Stock issued upon conversion of a Note shall bear a legend in substantially the following form (unless such Common Stock has been transferred pursuant to a registration statement that has become or been declared effective under the Securities Act and that continues to be effective at the time of such transfer, or pursuant to the exemption from registration provided by Rule 144 or any similar provision then in force under the Securities Act, or such Common Stock has been issued upon conversion of a Note that has been transferred pursuant to a registration statement that has become or been declared effective under the Securities Act and that continues to be effective at the time of such transfer, or pursuant to the exemption from registration provided by Rule 144 or any similar provision then in force under the Securities Act, or unless otherwise agreed by the Company with written notice thereof to the Trustee and any transfer agent for the Common Stock):

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER:

AGREES FOR THE BENEFIT OF INVITAE CORPORATION (THE “COMPANY”) THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN PRIOR TO THE DATE THAT IS THE LATER OF (X) ONE YEAR AFTER THE LAST DATE OF ORIGINAL ISSUE OF THE SERIES OF NOTES UPON THE CONVERSION OF WHICH THIS SECURITY WAS ISSUED OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THERETO AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW, EXCEPT:

(A)    TO THE COMPANY OR ANY SUBSIDIARY THEREOF, OR

(B)    PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT, OR

(C)    PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH CLAUSE (1)(C) ABOVE, THE COMPANY AND THE TRANSFER AGENT FOR THE COMPANY’S COMMON STOCK RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER FOR THE COMPANY TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

Any such Common Stock (i) as to which such restrictions on transfer shall have expired in accordance with their terms, (ii) that has been transferred pursuant to a registration statement that has become or been declared effective under the Securities Act and that continues to be effective at the time of such transfer or (iii) that has been sold pursuant to the exemption from registration provided by Rule 144 or any similar provision then in force under the Securities Act, may, upon surrender of the certificates representing such shares of Common Stock for exchange in accordance with the procedures of the transfer agent for the Common Stock, be exchanged for a new certificate or certificates for a like aggregate number of shares of Common Stock, which shall not bear the restrictive legend required by this Section 2.05(d).

(e)    The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among Depositary participants or beneficial owners of interests in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

(f)    Neither the Trustee nor any agent shall have any responsibility or liability for any actions taken or not taken by the Depositary, and may assume performance absent written notice to the contrary.

Section 2.06. Mutilated, Destroyed, Lost or Stolen Notes. In case any Note shall become mutilated or be destroyed, lost or stolen, the Company in its discretion may execute, and upon receipt of a Company Order, the Trustee or an authenticating agent appointed by the Trustee shall authenticate and deliver, a new Note, bearing a registration number not contemporaneously outstanding, in exchange and substitution for the mutilated Note, or in lieu of and in substitution for the Note so destroyed, lost or stolen. In every case the applicant for a substituted Note shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security or indemnity as may be required by them to save each of them harmless from any loss, liability, cost or expense caused by or connected with such substitution, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company, to the Trustee and, if applicable, to such authenticating agent evidence to their satisfaction of the destruction, loss or theft of such Note and of the ownership thereof.

The Trustee or such authenticating agent may authenticate any such substituted Note and deliver the same upon the receipt of such security or indemnity as the Trustee, the Company and, if applicable, such authenticating agent may require. No service charge shall be imposed by the Company, the Trustee, the Note Registrar, any co-Note Registrar or the Paying Agent upon the issuance of any substitute Note, but the Company may require a Holder to pay a sum sufficient to cover any documentary, stamp or similar issue or transfer tax required in connection therewith as a result of the name of the Holder of the new substitute Note being different from the name of the Holder of the old Note that became mutilated or was destroyed, lost or stolen. In case any Note that has matured or is about to mature or has been surrendered for required repurchase or is about to be converted in accordance with Article 14 shall become mutilated or be destroyed, lost or stolen, the Company may, in its sole discretion, instead of issuing a substitute Note, pay or authorize the payment of or convert or authorize the conversion of the same (without surrender thereof except in the case of a mutilated Note), as the case may be, if the applicant for such payment or conversion shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security or indemnity as may be required by them to save each of them harmless for any loss, liability, cost or expense caused by or connected with such substitution, and, in every case of destruction, loss or theft, evidence satisfactory to the Company, the Trustee and, if applicable, any Paying Agent or Conversion Agent of the destruction, loss or theft of such Note and of the ownership thereof.

Every substitute Note issued pursuant to the provisions of this Section 2.06 by virtue of the fact that any Note is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be found at any time, and shall be entitled to all the benefits of (but shall be subject to all the limitations set forth in) this Indenture equally and proportionately with any and all other Notes duly issued hereunder. To the extent permitted by law, all Notes shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement, payment, conversion, redemption or repurchase of mutilated, destroyed, lost or stolen Notes and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement, payment, conversion, redemption or repurchase of negotiable instruments or other securities without their surrender.

Section 2.07. Temporary Notes. Pending the preparation of Physical Notes, the Company may execute and the Trustee or an authenticating agent appointed by the Trustee shall, upon receipt of a Company Order, authenticate and deliver temporary Notes (printed or lithographed). Temporary Notes shall be issuable in any authorized denomination, and substantially in the form of the Physical Notes but with such omissions, insertions and variations as may be appropriate for temporary Notes, all as may be determined by the Company. Every such temporary Note shall be executed by the Company and authenticated by the Trustee or such authenticating agent upon the same conditions and in substantially the same manner, and with the same effect, as the Physical Notes. Without unreasonable delay, the Company shall execute and deliver to the Trustee or such authenticating agent Physical Notes (other than any Global Note) and thereupon any or all temporary Notes (other than any Global Note) may be surrendered in exchange therefor, at each office or agency maintained by the Company pursuant to Section 4.02 and the Trustee or such authenticating agent shall authenticate and deliver in exchange for such temporary Notes an equal aggregate principal amount of Physical Notes. Such exchange shall be made by the Company at its own expense and without any charge therefor. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits and subject to the same limitations under this Indenture as Physical Notes authenticated and delivered hereunder.

Section 2.08. Cancellation of Notes Paid, Converted, Etc. The Company shall cause all Notes surrendered for the purpose of payment at maturity, repurchase upon a Fundamental Change, redemption, registration of transfer or exchange or conversion (other than any Notes exchanged pursuant to Section 14.11), if surrendered to the Company or any of its agents, Subsidiaries or Affiliates, in each case, that the Company controls, to be surrendered to the Trustee for cancellation. All Notes delivered to the Trustee shall be canceled promptly by it, in accordance with its customary procedures. Except for Notes surrendered for registration of transfer or exchange, no Notes shall be authenticated in exchange therefor except as expressly permitted by any of the provisions of this Indenture. The Trustee shall dispose of canceled Notes in accordance with its customary procedures and, after such disposition, shall deliver a certificate of such cancellation to the Company upon the Company’s written request.

Section 2.09. CUSIP Numbers. The Company in issuing the Notes may use “CUSIP” numbers (if then generally in use), and, if so, the Trustee shall use “CUSIP” numbers in all notices issued to Holders as a convenience to such Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or on such notice and that reliance may be placed only on the other identification numbers printed on the Notes. The Company shall promptly notify the Trustee, in writing, of any change in the “CUSIP” numbers.

On the Last Date of Original Issuance, the Notes shall initially bear the CUSIP and ISIN numbers set forth in the following sentence. The CUSIP and ISIN numbers for the Sponsor Global Notes that are Restricted Global Notes shall be 46185L AE3 and US46185LAE39, respectively; the CUSIP and ISIN numbers for the Sponsor Global Notes that are Unrestricted Global Notes shall be 46185L AF0 and US46185LAF04, respectively; the CUSIP and ISIN numbers for Restricted Global Notes other than Sponsor Global Notes shall be 46185L AC7 and US46185LAC72, respectively; and the CUSIP and ISIN numbers for Unrestricted Global Notes other than Sponsor Global Notes shall be 46185L AD5 and US46185LAD55, respectively.

Section 2.10. Additional Notes; Repurchases. The Company may, without the consent of, or notice to, the Holders and notwithstanding Section 2.01, reopen this Indenture and issue additional Notes hereunder. The Company may, to the extent permitted by law, and, without the consent of Holders, directly or indirectly (regardless of whether such Notes are surrendered to the Company), repurchase Notes in the open market or otherwise, whether by the Company or its Subsidiaries or through a privately negotiated transaction or public tender or exchange offer or through counterparties to private agreements, including by cash-settled swaps or other derivatives. The Company may, at its option and to the extent permitted by applicable law, reissue, resell or surrender to the Trustee for cancellation in accordance with Section 2.08 any Notes that the Company may repurchase, in the case of a reissuance or resale, so long as such Notes do not constitute restricted securities upon such reissuance or resale. Any Notes that the Company may (or is required under this Indenture to) repurchase will be considered “outstanding” for all purposes under this Indenture (other than, at any time when such Notes are held by the Company, any of its Subsidiaries or Affiliates or any Subsidiary of any of the Company’s Affiliates, as set forth in Section 8.04) unless and until such time the Company surrenders them to the Trustee for cancellation and, upon receipt of a written order from the Company, the Trustee will cancel all Notes so surrendered.

ARTICLE 3

SATISFACTION AND DISCHARGE

Section 3.01. Satisfaction and Discharge. This Indenture and the Notes shall cease to be of further effect when (i) all Notes theretofore authenticated and delivered (other than (x) Notes which have been destroyed, lost or stolen and which have been replaced, paid or converted as provided in Section 2.06 and (y) Notes for whose payment money has heretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 4.04(d)) have been delivered to the Trustee for cancellation; or (ii) the Company has deposited with the Trustee or delivered to Holders, as applicable, after the Notes have become due and payable, whether on the Maturity Date, any

Redemption Date, any Fundamental Change Repurchase Date, upon conversion or otherwise, cash or cash, shares of Common Stock or a combination thereof, as applicable, solely to satisfy the Company’s Conversion Obligation, sufficient to pay all of the outstanding Notes and all other sums due and payable under this Indenture or the Notes by the Company; and (a) the Trustee upon request of the Company contained in an Officer’s Certificate and at the expense of the Company, shall execute instruments reasonably requested by the Company acknowledging satisfaction and discharge of this Indenture and the Notes, when the Company has delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture and the Notes have been complied with. Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 7.06 shall survive.

ARTICLE 4

PARTICULAR COVENANTS OF THE COMPANY

Section 4.01. Payment of Principal and Interest. The Company covenants and agrees that it will cause to be paid the principal (including the Redemption Price and the Fundamental Change Repurchase Price, if applicable) of, and accrued and unpaid interest on, each of the Notes at the places, at the respective times and in the manner provided herein and in the Notes.

Any applicable withholding taxes (including backup withholding) may be withheld from payments of interest and payments upon conversion, repurchase or maturity of the Notes (or, in some circumstances from any payments of Common Stock) or sales proceeds received by or other funds or assets of the Holder or beneficial owner.

Section 4.02. Maintenance of Office or Agency. The Company will maintain in the United States of America an office or agency where the Notes may be surrendered for registration of transfer or exchange or for presentation for payment or repurchase (“Paying Agent”) or for conversion (“Conversion Agent”) and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office in the United States of America as a place where Notes may be presented for payment or for registration of transfer.

The Company may also from time to time designate as co-Note Registrars one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the United States of America so designated by the Trustee as a place for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency. The terms “Paying Agent” and “Conversion Agent” include any such additional or other offices or agencies, as applicable.

The Company hereby initially designates the Trustee as the Paying Agent, Note Registrar, Custodian and Conversion Agent and the Corporate Trust Office as the office or agency in the United States of America where Notes may be surrendered for registration of transfer or exchange or for presentation for payment or repurchase or for conversion and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served; provided that the Corporate Trust Office shall not be a place for service of legal process on the Company.

Section 4.03. Appointments to Fill Vacancies in Trustee’s Office. The Company, whenever necessary to avoid or fill a vacancy in the office of the Trustee, will appoint, in the manner provided in Section 7.09, a Trustee, so that there shall at all times be a Trustee hereunder.

Section 4.04. Provisions as to Paying Agent. (a) If the Company shall appoint a Paying Agent other than the Trustee, the Company will cause such Paying Agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section 4.04:

(i)    that it will hold all sums held by it as such agent for the payment of the principal (including the Redemption Price and the Fundamental Change Repurchase Price, if applicable) of, and accrued and unpaid interest on, the Notes in trust for the benefit of the Holders of the Notes;

(ii)    that it will give the Trustee prompt written notice of any failure by the Company to make any payment of the principal (including the Redemption Price and the Fundamental Change Repurchase Price, if applicable) of, and accrued and unpaid interest on, the Notes when the same shall be due and payable; and

(iii)    that at any time during the continuance of an Event of Default, upon request of the Trustee, it will forthwith pay to the Trustee all sums so held in trust.

The Company shall, on or before each due date of the principal (including the Redemption Price and the Fundamental Change Repurchase Price, if applicable) of, or accrued and unpaid interest on, the Notes, deposit with the Paying Agent a sum sufficient to pay such principal (including the Redemption Price and the Fundamental Change Repurchase Price, if applicable) or accrued and unpaid interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee, in writing, of any failure to take such action; provided that if such deposit is made on the due date, such deposit must be received by the Paying Agent by 11:00 a.m., New York City time, on such date.

(b)    If the Company shall act as its own Paying Agent, it will, on or before each due date of the principal (including the Redemption Price and the Fundamental Change Repurchase Price, if applicable) of, and accrued and unpaid interest on, the Notes, set aside, segregate and hold in trust for the benefit of the Holders of the Notes a sum sufficient to pay such principal (including the Redemption Price and the Fundamental Change Repurchase Price, if applicable) and accrued and unpaid interest so becoming due and will promptly notify the Trustee, in writing, of any failure to take such action and of any failure by the Company to make any payment of the principal (including the Redemption Price and the Fundamental Change Repurchase Price, if applicable) of, or accrued and unpaid interest on, the Notes when the same shall become due and payable.

(c)    Anything in this Section 4.04 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture, or for any other reason, pay, cause to be paid or deliver to the Trustee all sums or amounts held in trust by the Company or any Paying Agent hereunder as required by this Section 4.04, such sums or amounts to be held by the Trustee upon the trusts herein contained and upon such payment or delivery by the Company or any Paying Agent to the Trustee, the Company or such Paying Agent shall be released from all further liability but only with respect to such sums or amounts. Upon the occurrence of any event specified in Section 6.01(h) or Section 6.01(i), the Trustee shall automatically become the Paying Agent.

(d)    Subject to applicable escheatment laws, any money or property deposited with the Trustee, the Conversion Agent or any Paying Agent, or then held by the Company, in trust for the payment of the principal (including the Redemption Price and the Fundamental Change Repurchase Price, if applicable) of, accrued and unpaid interest on and the consideration due upon conversion of any Note and remaining unclaimed for two years after such principal (including the Redemption Price and the Fundamental Change Repurchase Price, if applicable), interest or consideration due upon conversion has become due and payable shall be paid to the Company on request of the Company contained in an Officer’s Certificate, or (if then held by the Company) shall be discharged from such trust and the Trustee shall have no further liability with respect to such funds or property; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee, the Conversion Agent or such Paying Agent with respect to such trust money, and all liability of the Company as trustee with respect to such trust money and shares of Common Stock, and all liability of the Company as trustee thereof, shall thereupon cease.

Section 4.05. Existence. Subject to Article 11, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

Section 4.06. Rule 144A Information Requirement and Annual Reports. (a) At any time the Company is not subject to Section 13 or 15(d) of the Exchange Act, the Company shall, so long as any of the Notes or any shares of Common Stock issuable upon conversion thereof shall, at such time, constitute “restricted securities” within the meaning of Rule 144(a)(3) under the

Securities Act, promptly provide to the Trustee and will, upon written request, provide to any Holder, beneficial owner or prospective purchaser of such Notes or any shares of Common Stock issuable upon conversion of such Notes, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act to facilitate the resale of such Notes or shares of Common Stock pursuant to Rule 144A.

(b)    The Company shall file with the Trustee, within 15 days after the same are required to be filed with the Commission (giving effect to any grace period provided by Rule 12b-25 (or any successor rule) under the Exchange Act), copies of any annual or quarterly reports (on Form 10-K or Form 10-Q or any respective successive form) that the Company is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act (excluding any such information, documents or reports, or portions thereof, subject to confidential treatment and any correspondence with the Commission). Any such document or report that the Company files with the Commission via the Commission’s EDGAR system (or any successor thereto) shall be deemed to be filed with the Trustee for purposes of this Section 4.06(b) at the time such documents are filed via the EDGAR system (or any successor thereto), it being understood that the Trustee shall not be responsible for determining whether such filings have been made.

(c)    Delivery of the reports and documents described in subsection (b) above to the Trustee is for informational purposes only, and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on an Officer’s Certificate).

Section 4.07. Stay, Extension and Usury Laws. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law that would prohibit or forgive the Company from paying all or any portion of the principal of or interest on the Notes as contemplated herein, wherever enacted, now or at any time hereafter in force, or that may affect the covenants or the performance of this Indenture; and the Company (to the extent it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

Section 4.08. Compliance Certificate; Statements as to Defaults. The Company shall deliver to the Trustee within 120 days after the end of each fiscal year of the Company (beginning with the fiscal year ending on December 31, 2021) an Officer’s Certificate stating whether the signers thereof have knowledge of any Default under the Indenture that occurred during such fiscal year and, if so, specifying each such Default and the nature thereof.

In addition, the Company shall deliver to the Trustee, as soon as possible, and in any event within 30 days after obtaining knowledge of the occurrence of any Event of Default or

Default, an Officer’s Certificate setting forth the details of such Event of Default or Default, its status and the action that the Company is taking or proposing to take in respect thereof; provided that the Company is not required to deliver such notice if such Event of Default or Default has been cured in accordance with this Indenture, or is no longer continuing prior to the date on which such Officer’s Certificate is due.

Section 4.09. Further Instruments and Acts. Upon request of the Trustee, the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.

ARTICLE 5

LISTS OF HOLDERS

Section 5.01. Lists of Holders. The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee, semi-annually, not more than 15 days after each April 1 and October 1 in each year beginning with October 1, 2021, and at such other times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request (or such lesser time as the Trustee may reasonably request in order to enable it to timely provide any notice to be provided by it hereunder), a list in such form as the Trustee may reasonably require of the names and addresses of the Holders as of a date not more than 15 days (or such other date as the Trustee may reasonably request in order to so provide any such notices) prior to the time such information is furnished, except that no such list need be furnished so long as the Trustee is acting as Note Registrar.

Section 5.02. Preservation and Disclosure of Lists. The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the Holders contained in the most recent list furnished to it as provided in Section 5.01 or maintained by the Trustee in its capacity as Note Registrar, if so acting. The Trustee may destroy any list furnished to it as provided in Section 5.01 upon receipt of a new list so furnished.

ARTICLE 6

DEFAULTS AND REMEDIES

Section 6.01. Events of Default. Each of the following events shall be an “Event of Default” with respect to the Notes:

(a)    default in any payment of interest on any Note when due and payable, and the default continues for a period of 30 days;

(b)    default in the payment of principal of any Note when due and payable on the Maturity Date, upon Optional Redemption, upon any required repurchase, upon declaration of acceleration or otherwise;

(c)    failure by the Company to comply with its obligation to convert the Notes in accordance with this Indenture upon exercise of a Holder’s conversion right, and such failure continues for three (3) Business Days;

(d)    failure by the Company to issue a Fundamental Change Company Notice in accordance with Section 15.02(c) when due, and such failure continues for three (3) Business Days;

(e)    failure by the Company to comply with its obligations under Article 11;

(f)    failure by the Company for 60 days after written notice from the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes then outstanding has been received by the Company to comply with any of its other agreements contained in the Notes or this Indenture;

(g)    default by the Company or any Significant Subsidiary of the Company with respect to any mortgage, agreement or other instrument under which there may be outstanding, or by which there may be secured or evidenced, any indebtedness for money borrowed in excess of $80,000,000 (or its foreign currency equivalent) in the aggregate of the Company and/or any such Significant Subsidiary, whether such indebtedness now exists or shall hereafter be created (i) resulting in such indebtedness becoming or being declared due and payable prior to its stated maturity date or (ii) constituting a failure to pay the principal of any such indebtedness when due and payable (after the expiration of all applicable grace periods) at its stated maturity, upon required repurchase, upon declaration of acceleration or otherwise, and, in the case of clauses (i) and (ii), such acceleration shall not, after the expiration of any applicable grace period, have been rescinded or annulled or such failure to pay or default shall not have been cured or waived, or such indebtedness is not paid or discharged, as the case may be, within 30 days after written notice to the Company from the Trustee or to the Company and the Trustee from Holders of at least 25% in aggregate principal amount of Notes then outstanding in accordance with this Indenture;

(h)    the Company or any Significant Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to the Company or any such Significant Subsidiary or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of the Company or any such Significant Subsidiary or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due; or

(i)    an involuntary case or other proceeding shall be commenced against the Company or any Significant Subsidiary seeking liquidation, reorganization or other relief with respect to the Company or such Significant Subsidiary or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of the Company or such Significant Subsidiary or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 consecutive days.

Section 6.02. Acceleration; Rescission and Annulment. If one or more Events of Default shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), then, and in each and every such case (other than an Event of Default specified in Section 6.01(h) or Section 6.01(i) with respect to the Company), unless the principal of all of the Notes shall have already become due and payable, either the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes then outstanding determined in accordance with Section 8.04, by notice, in writing, to the Company (and to the Trustee if given by Holders), may declare 100% of the principal of, and accrued and unpaid interest on, all the Notes to be due and payable immediately, and upon any such declaration the same shall become and shall automatically be immediately due and payable, anything contained in this Indenture or in the Notes to the contrary notwithstanding. If an Event of Default specified in Section 6.01(h) or Section 6.01(i) with respect to the Company occurs and is continuing, 100% of the principal of, and accrued and unpaid interest, if any, on, all Notes shall become and shall automatically be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

The immediately preceding paragraph, however, is subject to the conditions that if, at any time after the principal of the Notes shall have been so declared due and payable, and before any judgment or decree for the payment of the monies due shall have been obtained or entered as hereinafter provided, and if (1) rescission would not conflict with any judgment or decree of a court of competent jurisdiction and (2) any and all existing Events of Default under this Indenture, other than the nonpayment of the principal of and accrued and unpaid interest, if any, on Notes that shall have become due solely by such acceleration, shall have been cured or waived pursuant to Section 6.09, then and in every such case (except as provided in the immediately succeeding sentence) the Holders of a majority in aggregate principal amount of the Notes then outstanding, by written notice to the Company and to the Trustee, may waive all Defaults or Events of Default with respect to the Notes and rescind and annul such declaration and its consequences and such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent Default or Event of Default, or shall impair any right consequent thereon. Notwithstanding anything to the contrary herein, no such waiver or rescission and annulment shall extend to or shall affect any Default or Event of Default resulting from (i) the nonpayment of the principal (including the

Redemption Price and the Fundamental Change Repurchase Price, if applicable) of, or accrued and unpaid interest on, any Notes, (ii) a failure to repurchase any Notes when required or (iii) a failure to pay or deliver, as the case may be, the consideration due upon conversion of the Notes.

Section 6.03. Additional Interest. Notwithstanding anything in this Indenture or in the Notes to the contrary, to the extent the Company elects, the sole remedy for an Event of Default relating to the Company’s failure to comply with its obligations as set forth in Section 4.06(b) shall, for the first 360 calendar days after the occurrence of such an Event of Default, consist exclusively of the right to receive Additional Interest on the Notes at a rate equal to (i) 0.25% per annum of the principal amount of the Notes outstanding for each day during the first 180 calendar days of the 360-day period after the occurrence of such an Event of Default during which such Event of Default is continuing (or, if earlier, the date on which such Event of Default is cured or waived as provided for in this Indenture) and (ii) 0.50% per annum of the principal amount of the Notes outstanding for each day from, and including, the 181st calendar day to, and including, the 360th calendar day after the occurrence of such an Event of Default during which such Event of Default is continuing (or, if earlier, the date on which such Event of Default is cured or waived as provided for in this Indenture). If the Company so elects, such Additional Interest shall be payable in the same manner and on the same dates as the stated interest payable on the Notes. On the 361st day after such Event of Default (if the Event of Default relating to the Company’s failure to comply with its obligations as set forth in Section 4.06(b) is not cured or waived prior to such 361st day), the Notes shall be subject to acceleration as provided in Section 6.02. The provisions of this paragraph will not affect the rights of Holders in the event of the occurrence of any Event of Default other than the Company’s failure to comply with its obligations as set forth in Section 4.06(b). In the event the Company does not elect to pay Additional Interest following an Event of Default in accordance with this Section 6.03 or the Company elected to make such payment but does not pay the Additional Interest when due, the Notes shall be immediately subject to acceleration as provided in Section 6.02.

In order to elect to pay Additional Interest as the sole remedy during the first 360 days after the occurrence of any Event of Default described in the immediately preceding paragraph, the Company must notify all Holders of the Notes, the Trustee and the Paying Agent in an Officer’s Certificate of such election prior to the beginning of such 360-day period. Upon the failure to timely give such notice, the Notes shall be immediately subject to acceleration as provided in Section 6.02.

Section 6.04. Payments of Notes on Default; Suit Therefor. If an Event of Default described in clause (a) or (b) of Section 6.01 shall have occurred and be continuing, the Company shall, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of the Notes, the whole amount then due and payable on the Notes for principal and interest, if any, with interest on any overdue principal and interest, if any, at the rate borne by the Notes at such time, and, in addition thereto, such further amount as shall be sufficient to cover any amounts due to the Trustee under Section 7.06. If the Company shall fail to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Notes and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Notes, wherever situated.

In the event there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor on the Notes under Title 11 of the United States Code, or any other applicable law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Company or such other obligor, the property of the Company or such other obligor, or in the event of any other judicial proceedings relative to the Company or such other obligor upon the Notes, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 6.04, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal and accrued and unpaid interest, if any, in respect of the Notes, and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents and to take such other actions as it may deem necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceedings relative to the Company or any other obligor on the Notes, its or their creditors, or its or their property, and to collect and receive any monies or other property payable or deliverable on any such claims, and to distribute the same after the deduction of any amounts due to the Trustee under Section 7.06; and any receiver, assignee or trustee in bankruptcy or reorganization, liquidator, custodian or similar official is hereby authorized by each of the Holders to make such payments to the Trustee, as administrative expenses, and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for reasonable compensation, expenses, advances and disbursements, including agents and counsel fees, and including any other amounts due to the Trustee under Section 7.06, incurred by it up to the date of such distribution. To the extent that such payment of reasonable compensation, expenses, advances and disbursements out of the estate in any such proceedings shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, monies, securities and other property that the Holders of the Notes may be entitled to receive in such proceedings, whether in liquidation or under any plan of reorganization or arrangement or otherwise.

Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting such Holder or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Trustee without the possession of any of the Notes, or the production thereof at any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Notes.

In any proceedings brought by the Trustee (and in any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the Holders of the Notes, and it shall not be necessary to make any Holders of the Notes parties to any such proceedings.

In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of any waiver pursuant to Section 6.09 or any rescission and annulment pursuant to Section 6.02 or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the Holders and the Trustee shall, subject to any determination in such proceeding, be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company, the Holders and the Trustee shall continue as though no such proceeding had been instituted.

Section 6.05. Application of Monies Collected by Trustee. Any monies or property collected by the Trustee pursuant to this Article 6 with respect to the Notes shall be applied in the following order, at the date or dates fixed by the Trustee for the distribution of such monies or property, upon presentation of the several Notes, and stamping thereon the payment, if only partially paid, and upon surrender thereof, if fully paid:

First, to the payment of all amounts due the Trustee, acting in all of its capacities, including its agent and counsel, under this Indenture;

Second, in case the principal of the outstanding Notes shall not have become due and be unpaid, to the payment of interest on, and any cash due upon conversion of, the Notes in default in the order of the date due of the payments of such interest and cash due upon conversion, as the case may be, with interest (to the extent that such interest has been collected by the Trustee) upon such overdue payments at the rate borne by the Notes at such time, such payments to be made ratably to the Persons entitled thereto;

Third, in case the principal of the outstanding Notes shall have become due, by declaration or otherwise, and be unpaid to the payment of the whole amount (including, if applicable, the payment of the Redemption Price, the Fundamental Change Repurchase Price and any cash due upon conversion) then owing and unpaid upon the Notes for principal and interest, if any, with interest on the overdue principal and, to the extent that such interest has been collected by the Trustee, upon overdue installments of interest at the rate borne by the Notes at such time, and in case such monies shall be insufficient to pay in full the whole amounts so due and unpaid upon the Notes, then to the payment of such principal (including, if applicable, the Redemption Price, the Fundamental Change Repurchase Price and any cash due upon conversion) and interest without preference or priority of principal over interest, or of interest over principal or of any installment of interest over any other installment of interest, or of any Note over any other Note, ratably to the aggregate of such principal (including, if applicable, the Redemption Price, the Fundamental Change Repurchase Price and any cash due upon conversion) and accrued and unpaid interest; and

Fourth, to the payment of the remainder, if any, to the Company.

Section 6.06. Proceedings by Holders. Except to enforce the right to receive payment of principal (including, if applicable, the Redemption Price and the Fundamental Change Repurchase Price) or interest when due, or the right to receive payment or delivery of the consideration due upon conversion, no Holder of any Note shall have any right by virtue of or by availing of any provision of this Indenture or the Notes to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture, or for the appointment of a receiver, trustee, liquidator, custodian or other similar official, or for any other remedy hereunder, unless:

(a)    such Holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof, as herein provided;

(b)    Holders of at least 25% in aggregate principal amount of the Notes then outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder;

(c)    such Holders shall have offered, and if requested, provided to the Trustee such security or indemnity reasonably satisfactory to it against any loss, liability or expense to be incurred therein or thereby;

(d)    the Trustee for 60 days after its receipt of such notice, request and offer of such security or indemnity, shall have neglected or refused to institute any such action, suit or proceeding; and

(e)    no direction that, in the opinion of the Trustee, is inconsistent with such written request shall have been given to the Trustee by the Holders of a majority of the aggregate principal amount of the Notes then outstanding within such 60-day period pursuant to Section 6.09, it being understood and intended, and being expressly covenanted by the taker and Holder of every Note with every other taker and Holder and the Trustee that no one or more Holders shall have any right in any manner whatever by virtue of or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other Holder (it being understood that the Trustee shall not have an affirmative duty to ascertain whether or not any such direction is unduly prejudicial to any other Holder), or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders (except as otherwise provided herein). For the protection and enforcement of this Section 6.06, each and every Holder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Notwithstanding any other provision of this Indenture and any provision of any Note, the right of any Holder to receive payment or delivery, as the case may be, of (x) the principal (including the Redemption Price and the Fundamental Change Repurchase Price, if applicable) of, (y) accrued and unpaid interest, if any, on, and (z) the consideration due upon conversion of, such Note, on or after the respective due dates expressed or provided for in such Note or in this Indenture, or to institute suit for the enforcement of any such payment or delivery, as the case may be, on or after such respective dates against the Company shall not be impaired or affected without the consent of such Holder.

Section 6.07. Proceedings by Trustee. In case of an Event of Default, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as are necessary to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

Section 6.08. Remedies Cumulative and Continuing. Except as provided in the last paragraph of Section 2.06, all powers and remedies given by this Article 6 to the Trustee or to the Holders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the Holders of the Notes, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any Holder of any of the Notes to exercise any right or power accruing upon any Default or Event of Default shall impair any such right or power, or shall be construed to be a waiver of any such Default or Event of Default or any acquiescence therein; and, subject to the provisions of Section 6.06, every power and remedy given by this Article 6 or by law to the Trustee or to the Holders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Holders.

Section 6.09. Direction of Proceedings and Waiver of Defaults by Majority of Holders. Subject to the Trustee’s right to receive security or indemnity from the relevant Holders as described herein, the Holders of a majority of the aggregate principal amount of the Notes at the time outstanding determined in accordance with Section 8.04 shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Notes; provided, however, that (a) such direction shall not be in conflict with any rule of law or with this Indenture, and (b) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction. The Trustee may refuse to follow any direction that it determines is unduly prejudicial to the rights of any other Holder or that would involve the Trustee in personal liability (it being understood that the Trustee shall not have an affirmative duty to ascertain whether or not any such direction is unduly prejudicial to any other Holder). The Holders of a majority in aggregate principal amount of the Notes at the time outstanding determined in accordance with Section 8.04 may on behalf of the Holders of all of the Notes waive any past Default or Event of Default hereunder and its consequences except (i) any continuing defaults relating to the nonpayment of accrued and unpaid interest, if any, on, or the principal (including any Redemption Price and any Fundamental Change Repurchase Price) of, the Notes when due that has not been cured pursuant to the provisions of Section 6.01, (ii) a failure by the Company to pay or deliver, as the case may be, the consideration due upon conversion of the Notes or (iii) a default in respect of a covenant or provision hereof which under Article 10 cannot be modified or amended without the consent of each Holder of an outstanding Note affected. Upon any such waiver the Company, the Trustee and the Holders of the Notes shall be restored to their former positions and rights hereunder; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon. Whenever any Default or Event of Default hereunder shall have been waived as permitted by this Section 6.09, said Default or Event of Default shall for all purposes of the Notes and this Indenture be deemed to have been cured and to be not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

Section 6.10. Notice of Defaults. The Trustee shall, within 90 days after obtaining knowledge of the occurrence and continuance of a Default of which a Responsible Officer has actual knowledge, deliver to all Holders notice of all such Defaults, unless such Defaults shall have been cured or waived before the giving of such notice; provided that, except in the case of a Default in the payment of the principal of (including the Redemption Price and the Fundamental Change Repurchase Price, if applicable), or accrued and unpaid interest on, any of the Notes or a Default in the payment or delivery of the consideration due upon conversion, the Trustee shall be protected in withholding such notice if and so long as it in good faith determines that the withholding of such notice is in the interests of the Holders.

Section 6.11. Undertaking to Pay Costs. All parties to this Indenture agree, and each Holder of any Note by its acceptance thereof shall be deemed to have agreed, that any court may, in its discretion, require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided that the provisions of this Section

6.11 (to the extent permitted by law) shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Notes at the time outstanding determined in accordance with Section 8.04, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or accrued and unpaid interest, if any, on any Note (including the Redemption Price and the Fundamental Change Repurchase Price with respect to the Notes being repurchased as provided in this Indenture) on or after the due date expressed or provided for in such Note or to any suit for the enforcement of the right to convert any Note in accordance with the provisions of Article 14.

ARTICLE 7

CONCERNING THE TRUSTEE

Section 7.01. Duties and Responsibilities of Trustee. The Trustee, prior to the occurrence of an Event of Default of which a Responsible Officer of the Trustee has written notice or actual knowledge and after the curing or waiver of all Events of Default that may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee. In the event an Event of Default has occurred and is continuing of which a Responsible Officer of the Trustee has written notice or actual knowledge, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs; provided that if an Event of Default occurs and is continuing, the Trustee will be under no obligation to exercise any of the rights or powers under this Indenture at the request or direction of any of the Holders unless such Holders have offered (and, if requested, provided) to the Trustee indemnity or security satisfactory to it against any loss, liability or expense that might be incurred by it in compliance with such request or direction.

No provision of this Indenture shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misconduct, except that:

(a)    prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default that may have occurred:

(i)    the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

(ii)    in the absence of bad faith or willful misconduct on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but, in the case of any such certificates or opinions that by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of any mathematical calculations or other facts stated therein);

(b)    the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Officers of the Trustee, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts;

(c)    the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority of the aggregate principal amount of the Notes at the time outstanding determined as provided in Section 8.04 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture;

(d)    whether or not therein provided, every provision of this Indenture relating to the conduct or affecting the liability of, or affording protection to, the Trustee shall be subject to the provisions of this Section;

(e)    the Trustee shall not be liable in respect of any payment (as to the correctness of amount, entitlement to receive or any other matters relating to payment) or notice effected by the Company or any Paying Agent or any records maintained by any co-Note Registrar with respect to the Notes;

(f)    if any party fails to deliver a notice relating to an event the fact of which, pursuant to this Indenture, requires notice to be sent to the Trustee, the Trustee may conclusively rely on its failure to receive such notice as reason to act as if no such event occurred, unless a Responsible Officer of the Trustee had actual knowledge of such event;

(g)    in the absence of written investment direction from the Company, all cash received by the Trustee shall be placed in a non-interest bearing trust account, and in no event shall the Trustee be liable for the selection of investments or for investment losses incurred thereon or for losses incurred as a result of the liquidation of any such investment prior to its maturity date or the failure of the party directing such investments prior to its maturity date or the failure of the party directing such investment to provide timely written investment direction, and the Trustee shall have no obligation to invest or reinvest any amounts held hereunder in the absence of such written investment direction from the Company;

(h)    in the event that the Trustee is also acting as Custodian, Note Registrar, Paying Agent, Conversion Agent or transfer agent hereunder, the rights and protections afforded to the Trustee pursuant to this Article 7 shall also be afforded to such Custodian, Note Registrar, Paying Agent, Conversion Agent or transfer agent;

(i)    under no circumstances shall the Trustee be liable in its individual capacity for the obligations evidenced by the Notes; and

(j)    none of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers.

Section 7.02. Reliance on Documents, Opinions, Etc. Except as otherwise provided in Section 7.01:

(a)    the Trustee may conclusively rely and shall be fully protected in acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, note, coupon or other paper or document (whether in its original or facsimile form) believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties;

(b)    any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officer’s Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any Board Resolution may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

(c)    the Trustee may consult with counsel of its selection and require an Opinion of Counsel and any written or verbal advice of such counsel or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel. Before the Trustee acts or refrains from acting, it may require an Officer’s Certificate or an Opinion of Counsel or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officer’s Certificate or Opinion of Counsel;

(d)    the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney at the expense of the Company and shall incur no liability of any kind by reason of such inquiry or investigation;

(e)    the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent, custodian, nominee or attorney appointed by it with due care hereunder;

(f)    the permissive rights of the Trustee enumerated herein shall not be construed as duties;

(g)    the Trustee shall not be required to give any bond or surety in respect of the performance of its powers and duties hereunder;

(h)    the Trustee may request that the Company deliver a certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture;

(i)    the Trustee shall not be deemed to have notice of any Default or Event of Default (except in the case of a Default or Event of Default in payment of scheduled principal of, premium, if any, or interest on, any Note) unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a Default or Event of Default (and stating the occurrence of a Default or Event of Default) is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Notes and this Indenture;

(j)    the Trustee shall not be responsible or liable for any action it takes or omits to take in good faith which it reasonably believes to be authorized or within its rights or powers;

(k)     the Trustee shall not be responsible or liable for any action taken or omitted by it in good faith at the direction of the holders of not less than a majority in principal amount of the Notes as to the time, method and place of conducting any proceedings for any remedy available to the Trustee or the exercising of any power conferred by this Indenture;

(l)     neither the Trustee nor any of its directors, officers, employees, agents or affiliates shall be responsible for nor have any duty to monitor the performance or any action of the Company, or any of their respective directors, members, officers, agents, affiliates or employee, nor shall it have any liability in connection with the malfeasance or nonfeasance by such party. The Trustee shall not be responsible for any inaccuracy in the information obtained from the Company or for any inaccuracy or omission in the records which may result from such information or any failure by the Trustee to perform its duties as set forth herein as a result of any inaccuracy or incompleteness;

(m)    in no event shall the Trustee be liable for any consequential, punitive, special or indirect loss or damage of any kind whatsoever (including lost profits), even if the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action. The Trustee shall not be charged with knowledge of any Default or Event of Default with respect to the Notes, unless either (1) a Responsible Officer shall have actual knowledge of such Default or Event of Default or (2) written notice of such Default or Event of Default shall have been given to the Trustee by the Company or by any Holder of the Notes at the Corporate Trust Office and such notice references the Notes and/or this Indenture;

(n)    neither the Trustee nor any Agent shall have any responsibility or liability for any actions taken or not taken by the Depositary; and

(o)    the rights, privileges, protections, immunities and benefits given to the Trustee, including its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder.

Section 7.03. No Responsibility for Recitals, Etc. The recitals contained herein and in the Notes (except in the Trustee’s certificate of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity, sufficiency or enforceability of this Indenture or of the Notes. The Trustee shall not be accountable for the use or application by the Company of any Notes or the proceeds of any Notes authenticated and delivered by the Trustee in conformity with the provisions of this Indenture or any money paid to the Company or upon the Company’s direction under any provision of the Indenture.

Section 7.04. Trustee, Paying Agents, Conversion Agents or Note Registrar May Own Notes. The Trustee, any Paying Agent, any Conversion Agent or Note Registrar, in its individual or any other capacity, may become the owner or pledgee of Notes with the same rights it would have if it were not the Trustee, Paying Agent, Conversion Agent or Note Registrar.

Section 7.05. Monies and Shares of Common Stock to Be Held in Trust. All monies and any shares of Common Stock received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received. Money and shares of Common Stock held by the Trustee in trust hereunder need not be segregated from other funds or property except to the extent required by law. The Trustee shall be under no liability for interest on any money or shares of Common Stock received by it hereunder except as may be agreed from time to time by the Company and the Trustee.

Section 7.06. Compensation and Expenses of Trustee. The Company covenants and agrees to pay to the Trustee, in any capacity under this Indenture, from time to time, and the Trustee shall receive such compensation for all services rendered by it hereunder in any capacity (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) as mutually agreed to in writing between the Trustee and the Company, and the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances reasonably incurred or made by the Trustee in accordance with any of the provisions of this Indenture in any capacity thereunder (including the reasonable compensation and the expenses and disbursements of its agents and counsel and of all Persons not regularly in its employ) except any such expense, disbursement or advance as shall have been caused by its gross negligence or willful misconduct as determined by a final, non-appealable decision of a court of competent jurisdiction. The Company also covenants to indemnify the Trustee in any capacity under this Indenture and any other document or transaction entered into in connection herewith and its officers, directors, attorneys, employees and agents and any authenticating agent for, and to hold them harmless against, any loss, claim (whether asserted by the Company, a Holder or any Person), damage, liability or expense (including attorneys’ fees) incurred without gross negligence or willful misconduct on the part of the Trustee, its officers, directors, attorneys, agents or employees, or such agent or authenticating agent, as the case may be, as determined by a final, non-appealable decision of a court of competent jurisdiction, and arising out of or in connection with the acceptance or administration of this Indenture or in any other capacity hereunder, including the costs and expenses of defending themselves against any claim of liability in the premises or the enforcement of this Section 7.06. The obligations of the Company under this Section 7.06 to compensate or indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall be secured by a senior lien to which the Notes are hereby made subordinate on all money or property held or collected by the Trustee, except, subject to the effect of Section 6.05, funds held in trust herewith for the benefit of the Holders of particular Notes, and, for the avoidance of doubt, such lien shall not be extended in a manner that would conflict with the Company’s obligations to its other creditors. The Trustee’s right to receive payment of any amounts due under this Section 7.06 shall not be subordinate to any other liability or indebtedness of the Company. The obligation of the Company under this Section 7.06 shall survive the satisfaction and discharge of this Indenture and the earlier resignation or removal of the Trustee. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld. The indemnification provided in this Section 7.06 shall extend to the officers, directors, agents and employees of the Trustee.

Without prejudice to any other rights available to the Trustee under applicable law, when the Trustee and its agents and any authenticating agent incur expenses or render services after an Event of Default specified in Section 6.01(h) or Section 6.01(i) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any bankruptcy, insolvency or similar laws.

Section 7.07. Officer’s Certificate and Opinion of Counsel as Evidence. Except as otherwise provided in Section 7.01, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of gross negligence or willful misconduct on the part of the Trustee, be deemed to be conclusively proved and established by an Officer’s Certificate and Opinion of Counsel delivered to the Trustee, and such Officer’s Certificate and Opinion of Counsel, in the absence of gross negligence or willful misconduct on the part of the Trustee, shall be full warrant to the Trustee for any action taken or omitted by it under the provisions of this Indenture upon the faith thereof.

Section 7.08. Eligibility of Trustee. There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act (as if, for this purpose, the Trust Indenture Act were applicable hereto) to act as such and has a combined capital and surplus of at least $50,000,000. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of any supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 7.09. Resignation or Removal of Trustee. (a) The Trustee may at any time resign by giving written notice of such resignation to the Company and by delivering notice thereof to the Holders. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 45 days after the giving of such notice of resignation to the Holders, the resigning Trustee may, upon ten Business Days’ notice to the Company and the Holders and at the expense of the Company, petition any court of competent jurisdiction for the appointment of a successor trustee, or any Holder who has been a bona fide holder of a Note or Notes for at least six months (or since the date of this Indenture) may, subject to the provisions of Section 6.11, on behalf of himself or herself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

(b)    In case at any time any of the following shall occur:

(i)    the Trustee shall cease to be eligible in accordance with the provisions of Section 7.08 and shall fail to resign after written request therefor by the Company or by any such Holder, or

(ii)    the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in either case, the Company may by a Board Resolution remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 6.11, any Holder who has been a bona fide holder of a Note or Notes for at least six months (or since the date of this Indenture) may, on behalf of himself or herself and all others similarly situated, petition any court of competent jurisdiction at the expense of the Company for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

(c)    The Holders of a majority in aggregate principal amount of the Notes at the time outstanding, as determined in accordance with Section 8.04, may at any time remove the Trustee and nominate a successor trustee that shall be deemed appointed as successor trustee unless within ten days after notice to the Company of such nomination the Company objects thereto, in which case the Trustee so removed or any Holder, upon the terms and conditions and otherwise as in Section 7.09(a) provided, may petition any court of competent jurisdiction for an appointment of a successor trustee.

(d)    Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 7.09 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 7.10.

Section 7.10. Acceptance by Successor Trustee. Any successor trustee appointed as provided in Section 7.09 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein; but, nevertheless, on the written request of the Company or of the successor trustee, the trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of Section 7.06, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act. Upon request of any such successor trustee, the Company shall execute any and all instruments, in writing, for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a senior lien to which the Notes are hereby made subordinate on all money or property held or collected by such trustee as such, except for funds held in trust for the benefit of Holders of particular Notes, to secure any amounts then due it pursuant to the provisions of Section 7.06.

No successor trustee shall accept appointment as provided in this Section 7.10 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 7.08.

Upon acceptance of appointment by a successor trustee as provided in this Section 7.10, each of the Company and the successor trustee, at the written direction and at the expense of the Company shall deliver or cause to be delivered notice of the succession of such trustee hereunder to the Holders. If the Company fails to deliver such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be delivered at the expense of the Company.

Section 7.11. Succession by Merger, Etc. Any corporation or other entity into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or other entity succeeding to all or substantially all of the corporate trust business of the Trustee (including the administration of this Indenture), shall be the successor to the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided that in the case of any corporation or other entity succeeding to all or substantially all of the corporate trust business of the Trustee such corporation or other entity shall be eligible under the provisions of Section 7.08.

In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture, any of the Notes shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee or authenticating agent appointed by such predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Trustee or an authenticating agent appointed by such successor trustee may authenticate such Notes either in the name of any predecessor trustee hereunder or in the name of the successor trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor trustee or to authenticate Notes in the name of any predecessor trustee shall apply only to its successor or successors by merger, conversion or consolidation.

Section 7.12. Trustee’s Application for Instructions from the Company. Any application by the Trustee for written instructions from the Company (other than with regard to any action proposed to be taken or omitted to be taken by the Trustee that affects the rights of the Holders of the Notes under this Indenture) may, at the option of the Trustee, set forth in writing any action proposed to be taken or omitted by the Trustee under this Indenture and the date on and/or after which such action shall be taken or such omission shall be effective. The Trustee shall not be liable to the Company for any action taken by, or omission of, the Trustee in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than three Business Days after notice that the Company has been deemed to have been given pursuant to Section 17.03, unless any such officer shall have consented in writing to any earlier date), unless, prior to taking any such action (or the effective date in the case of any omission), the Trustee shall have received written instructions in accordance with this Indenture in response to such application specifying the action to be taken or omitted.

ARTICLE 8

CONCERNING THE HOLDERS

Section 8.01. Action by Holders. Whenever in this Indenture it is provided that the Holders of a specified percentage of the aggregate principal amount of the Notes may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action, the Holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by Holders in person or by agent or proxy appointed in writing, or (b) by the record of the Holders voting in favor thereof at any meeting of Holders duly called and held in accordance with the provisions of Article 9, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Holders. Whenever the Company or the Trustee solicits the taking of any action by the Holders of the Notes, the Company or the Trustee may fix, but shall not be required to, in advance of such solicitation, a date as the record date for determining Holders entitled to take such action. The record date, if one is selected, shall be not more than fifteen days prior to the date of commencement of solicitation of such action.

Section 8.02. Proof of Execution by Holders. Subject to the provisions of Section 7.01, Section 7.02 and Section 9.05, proof of the execution of any instrument by a Holder or its agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The holding of Notes shall be proved by the Note Register or by a certificate of the Note Registrar. The record of any Holders’ meeting shall be proved in the manner provided in Section 9.06.

Section 8.03. Who Are Deemed Absolute Owners. The Company, the Trustee, any authenticating agent, any Paying Agent, any Conversion Agent and any Note Registrar may deem the Person in whose name a Note shall be registered upon the Note Register to be, and may treat it as, the absolute owner of such Note (whether or not such Note shall be overdue and notwithstanding any notation of ownership or other writing thereon made by any Person other than the Company or any Note Registrar) for the purpose of receiving payment of or on account of the principal (including any Redemption Price and any Fundamental Change Repurchase Price) of and (subject to Section 2.03) accrued and unpaid interest on such Note, for conversion of such Note and for all other purposes under this Indenture; and neither the Company nor the Trustee nor any Paying Agent nor any Conversion Agent nor any Note Registrar shall be affected by any notice to the contrary. The sole registered holder of a Global Note shall be the Depositary or its nominee. All such payments or deliveries so made to any Holder for the time being, or upon its order, shall be valid, and, to the extent of the sums or shares of Common Stock so paid or delivered, effectual to satisfy and discharge the liability for monies payable or shares deliverable upon any such Note. Notwithstanding anything to the contrary in this Indenture or the Notes following an Event of Default, any owner of a beneficial interest in a Global Note may directly enforce against the Company, without the consent, solicitation, proxy, authorization or any other action of the Depositary or any other Person, such holder’s right to exchange such beneficial interest for a Note in certificated form in accordance with the provisions of this Indenture.

Section 8.04. Company-Owned Notes Disregarded. In determining whether the Holders of the requisite aggregate principal amount of Notes have concurred in any direction, consent,

waiver or other action under this Indenture, Notes that are owned by the Company, by any Subsidiary thereof or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any Subsidiary thereof shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent, waiver or other action only Notes that a Responsible Officer actually knows are so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as outstanding for the purposes of this Section 8.04 if the pledgee shall establish to the satisfaction of the Trustee the pledgee’s right to so act with respect to such Notes and that the pledgee is not the Company, a Subsidiary thereof or a Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or a Subsidiary thereof. In the case of a dispute as to such right, any decision or indecision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee. Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officer’s Certificate listing and identifying all Notes, if any, known by the Company to be owned or held by or for the account of any of the above described Persons; and, subject to Section 7.01, the Trustee shall be entitled to accept such Officer’s Certificate as conclusive evidence of the facts therein set forth and of the fact that all Notes not listed therein are outstanding for the purpose of any such determination. Notwithstanding Section 316(a)(1) of the Trust Indenture Act (which, for the avoidance of doubt, shall not apply to this Indenture unless and until this Indenture is qualified under the Trust Indenture Act) or anything herein to the contrary, to the fullest extent permitted by law, no Sponsor Notes shall be deemed to be owned by the Company or any of its Subsidiaries or Affiliates for purposes of this Indenture, the Notes and any direction, waiver or consent with respect thereto.

Section 8.05. Revocation of Consents; Future Holders Bound. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 8.01, of the taking of any action by the Holders of the percentage of the aggregate principal amount of the Notes specified in this Indenture in connection with such action, any Holder of a Note that is shown by the evidence to be included in the Notes the Holders of which have consented to such action may, by filing written notice with the Trustee at its Corporate Trust Office and upon proof of holding as provided in Section 8.02, revoke such action so far as concerns such Note. Except as aforesaid, any such action taken by the Holder of any Note shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Note and of any Notes issued in exchange or substitution therefor or upon registration of transfer thereof, irrespective of whether any notation in regard thereto is made upon such Note or any Note issued in exchange or substitution therefor or upon registration of transfer thereof.

ARTICLE 9

HOLDERS’ MEETINGS

Section 9.01. Purpose of Meetings. A meeting of Holders may be called at any time and from time to time pursuant to the provisions of this Article 9 for any of the following purposes:

(a)    to give any notice to the Company or to the Trustee or to give any directions to the Trustee permitted under this Indenture, or to consent to the waiving of any Default or Event of Default hereunder (in each case, as permitted under this Indenture) and its consequences, or to take any other action authorized to be taken by Holders pursuant to any of the provisions of Article 6;

(b)    to remove the Trustee and nominate a successor trustee pursuant to the provisions of Article 7;

(c)    to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 10.02; or

(d)    to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Notes under any other provision of this Indenture or under applicable law.

Section 9.02. Call of Meetings by Trustee. The Trustee may at any time call a meeting of Holders to take any action specified in Section 9.01, to be held at such time and at such place as the Trustee shall determine. Notice of every meeting of the Holders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting and the establishment of any record date pursuant to Section 8.01, shall be delivered to Holders of such Notes. Such notice shall also be delivered to the Company. Such notices shall be delivered not less than 20 nor more than 90 days prior to the date fixed for the meeting.

Any meeting of Holders shall be valid without notice if the Holders of all Notes then outstanding are present in person or by proxy or if notice is waived before or after the meeting by the Holders of all Notes then outstanding, and if the Company and the Trustee are either present by duly authorized representatives or have, before or after the meeting, waived notice.

Section 9.03. Call of Meetings by Company or Holders. In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% of the aggregate principal amount of the Notes then outstanding, shall have requested the Trustee to call a meeting of Holders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have delivered the notice of such meeting within 20 days after receipt of such request, then the Company or such Holders may determine the time and the place for such meeting and may call such meeting to take any action authorized in Section 9.01, by delivering notice thereof as provided in Section 9.02.

Section 9.04. Qualifications for Voting. To be entitled to vote at any meeting of Holders a Person shall (a) be a Holder of one or more Notes on the record date pertaining to such meeting or (b) be a Person appointed by an instrument in writing as proxy by a Holder of one or more Notes on the record date pertaining to such meeting. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

Section 9.05. Regulations. Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders, in regard to proof of the holding of Notes and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders as provided in Section 9.03, in which case the Company or the Holders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Holders of a majority in aggregate principal amount of the outstanding Notes represented at the meeting and entitled to vote at the meeting.

Subject to the provisions of Section 8.04, at any meeting of Holders each Holder or proxyholder shall be entitled to one vote for each $1,000 principal amount of Notes held or represented by him or her; provided, however, that no vote shall be cast or counted at any meeting in respect of any Note challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Notes held by it or instruments in writing as aforesaid duly designating it as the proxy to vote on behalf of other Holders. Any meeting of Holders duly called pursuant to the provisions of Section 9.02 or Section 9.03 may be adjourned from time to time by the Holders of a majority of the aggregate principal amount of Notes represented at the meeting, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

Section 9.06. Voting. The vote upon any resolution submitted to any meeting of Holders shall be by written ballot on which shall be subscribed the signatures of the Holders or of their representatives by proxy and the outstanding aggregate principal amount of the Notes held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was delivered as provided in Section 9.02. The record shall show the aggregate principal amount of the Notes voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

Any record so signed and verified shall be conclusive evidence of the matters therein stated.

Section 9.07. No Delay of Rights by Meeting. Nothing contained in this Article 9 shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Holders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Holders under any of the provisions of this Indenture or of the Notes. Nothing contained in this Article 9 shall be deemed or construed to limit any Holder’s actions pursuant to the applicable procedures of the Depositary so long as the Notes are Global Notes.

ARTICLE 10

SUPPLEMENTAL INDENTURES

Section 10.01. Supplemental Indentures Without Consent of Holders. Without the consent of any Holder, the Company and the Trustee, at the Company’s expense, may from time to time and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

(a)    to cure any ambiguity, omission, defect or inconsistency (including any mistake or inconsistency between this Indenture and the Investment Agreement, as determined by the Company in good faith);

(b)    to provide for the assumption by a Successor Company of the obligations of the Company under this Indenture pursuant to Article 11;

(c)    to add guarantees with respect to the Notes;

(d)    to secure the Notes;

(e)    to add to the covenants or Events of Default of the Company for the benefit of the Holders or surrender any right or power conferred upon the Company under this Indenture;

(f)    to make any change that does not adversely affect the rights of any Holder, as determined by the Company in good faith;

(g)    to increase the Conversion Rate as provided in this Indenture;

(h)    to provide for the acceptance of appointment by a successor trustee pursuant to Section 7.09 or to facilitate the administration of the trusts by more than one trustee;

(i)    in connection with any Merger Event, to provide that the Notes are convertible into Reference Property, subject to the provisions of Section 14.02, and make such related changes to the terms of the Notes to the extent expressly required by Section 14.06;

(j)    to comply with the rules of any applicable Depositary, including The Depository Trust Company, in a manner that does not adversely affect the rights of any Holder;

(k)    to irrevocably elect a Settlement Method or a Specified Dollar Amount in accordance with Section 14.02(a)(iii), or eliminate the Company’s right to elect a Settlement Method.

Upon the written request of the Company, the Trustee is hereby authorized to, and shall join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations that may be therein contained, except that the Trustee shall not be obligated to, but may in its discretion, enter into any supplemental indenture that affects the Trustee’s own rights, duties, liabilities or immunities under this Indenture or otherwise.

Any supplemental indenture authorized by the provisions of this Section 10.01 may be executed by the Company and the Trustee without the consent of the Holders of any of the Notes at the time outstanding, notwithstanding any of the provisions of Section 10.02. After any such supplemental indenture becomes effective, the Company shall deliver to the Holders (with a copy to the Trustee) a notice briefly describing such supplemental indenture. However, the failure to give such notice to all the Holders (with a copy to the Trustee), or any defect in the notice, will not impair or affect the validity of the supplemental indenture.

Section 10.02. Supplemental Indentures with Consent of Holders. With the consent (evidenced as provided in Article 8) of (i) the Holders of at least a majority of the aggregate principal amount of the Notes then outstanding (determined in accordance with Article 8 and including consents obtained in connection with a repurchase of, or tender or exchange offer for, the Notes), (ii) the Company and (iii) the Trustee, at the Company’s expense, may from time to time and at any time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture, the Notes or any supplemental indenture or of modifying in any manner the rights of the Holders; provided, however, that, without the consent of each Holder of an outstanding Note affected, no such supplemental indenture shall:

(a)    reduce the principal amount of Notes whose Holders must consent to an amendment;

(b)    reduce the rate of or extend the stated time for payment of interest on any Note;

(c)    reduce the principal of or extend the Maturity Date of any Note;

(d)    make any change that adversely affects the conversion rights of any Notes other than as required by this Indenture;

(e)    reduce the Redemption Price or the Fundamental Change Repurchase Price of any Note or amend or modify in any manner adverse to the Holders the Company’s obligation to make such payments, whether through an amendment or waiver of provisions in the covenants, definitions or otherwise;

(f)    make any Note payable in a currency, or at a place of payment, other than that stated in the Note;

(g)    change the ranking of the Notes;

(h)    impair the right of any Holder to receive payment of principal and interest on such Holder’s Notes on or after the due dates therefor or to institute suit for the enforcement of any payment on or with respect to such Holder’s Notes; or

(i)    make any change in this Article 10 that requires each Holder’s consent or in the waiver provisions in Section 6.02 or Section 6.09.

Notwithstanding the foregoing or anything to the contrary, so long as any Sponsor Notes are outstanding, without the consent of the Holders of 100% of the aggregate principal amount of the Sponsor Notes, an amendment, supplement or waiver, including a waiver pursuant to Section 6.09, may not modify any provision contained in this Indenture specifically and uniquely applicable to the Sponsor Notes in a manner adverse to the Holders of, or the holders of a beneficial interest in, the Sponsor Notes.

Upon the written request of the Company, and upon the filing with the Trustee of evidence of the consent of the requisite Holders as aforesaid and subject to Section 10.05, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee’s own rights, duties, liabilities or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

Holders do not need under this Section 10.02 to approve the particular form of any proposed supplemental indenture. It shall be sufficient if such Holders approve the substance thereof. After any such supplemental indenture becomes effective, the Company shall deliver to the Holders (with a copy to the Trustee) a notice briefly describing such supplemental indenture. However, the failure to give such notice to all the Holders (with a copy to the Trustee), or any defect in the notice, will not impair or affect the validity of the supplemental indenture.

Section 10.03. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture pursuant to the provisions of this Article 10, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitation of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the Holders shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

Section 10.04. Notation on Notes. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article 10 may, at the Company’s request and expense, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Company, to any modification of this Indenture contained in any such supplemental indenture may, at the Company’s expense, be prepared and executed by the Company, authenticated, upon receipt of a Company Order, by the Trustee (or an authenticating agent duly appointed by the Trustee pursuant to Section 17.10) and delivered in exchange for the Notes then outstanding, upon surrender of such Notes then outstanding.

Section 10.05. Evidence of Compliance of Supplemental Indenture to Be Furnished Trustee. In addition to the documents required by Section 17.05, the Trustee shall receive an Officer’s Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article 10 and is permitted or authorized by this Indenture and that the supplemental indenture constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms.

ARTICLE 11

CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE

Section 11.01. Company May Consolidate, Etc. on Certain Terms. Subject to the provisions of Section 11.02, the Company shall not consolidate with, merge with or into, or sell, convey, transfer or lease all or substantially all of the consolidated properties and assets of the Company and its Subsidiaries, taken as a whole, to another Person (other than one or more of its Wholly-Owned Subsidiaries), unless:

(a)    the resulting, surviving or transferee Person (the “Successor Company”), if not the Company, shall be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia, and the Successor Company (if not the Company) shall expressly assume by supplemental indenture all of the obligations of the Company under the Notes and this Indenture;

(b)    immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing under this Indenture; and

(c)    the Company shall have delivered to the Trustee an Officer’s Certificate and Opinion of Counsel to the Trustee.

Section 11.02. Successor Corporation to Be Substituted. In case of any such consolidation, merger, sale, conveyance, transfer or lease and upon the assumption by the Successor Company, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the principal of and accrued and unpaid interest on all of the Notes, the due and punctual delivery or payment, as the case may be, of any consideration due upon conversion of the Notes and the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by the Company, such Successor Company (if not the Company) shall succeed to and, except in the case of a lease of all or substantially all of the Company’s properties and assets, shall be substituted for the Company, with the same effect as if it had been named herein as the party of the first part, and may thereafter exercise every right and power of the Company under this Indenture. Such Successor Company thereupon may cause to be signed, and may issue either in its own name or in the name of the Company any or all of the Notes issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such Successor Company instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver, or cause to be authenticated and delivered, any Notes that previously shall have been signed and delivered by the Officers of the Company to the Trustee for authentication, and any Notes that such Successor Company thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Notes so issued shall in all respects have the same legal rank and benefit under this Indenture as the Notes theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Notes had been issued at the date of the execution hereof. In the event of any such consolidation, merger, sale, conveyance or transfer (but not in the case of a lease), upon compliance with this Article 11 the Person named as the “Company” in the first paragraph of this Indenture (or any successor that shall thereafter have become such in the manner prescribed in this Article 11) may be dissolved, wound up and liquidated at any time thereafter and, except in the case of a lease, such Person shall be released from its liabilities as obligor and maker of the Notes and from its obligations under this Indenture and the Notes.

In case of any such consolidation, merger, sale, conveyance, transfer or lease, such changes in phraseology and form (but not in substance) may be made in the Notes thereafter to be issued as may be appropriate.

ARTICLE 12

IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS

Section 12.01. Indenture and Notes Solely Corporate Obligations. No recourse for the payment of the principal of or accrued and unpaid interest on any Note, nor for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture or in any supplemental indenture or in any Note, nor because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, agent, Officer or director or Subsidiary, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Notes.

ARTICLE 13

INTENTIONALLY OMITTED

ARTICLE 14

CONVERSION OF NOTES

Section 14.01. Conversion Privilege. Subject to and upon compliance with the provisions of this Article 14 and, with respect to any Sponsor Note, subject to Section 4.11 of the Investment Agreement, each Holder of a Note shall have the right, at such Holder’s option, to convert all or any portion (if the portion to be converted is $1,000 principal amount or an integral multiple thereof) of such Note at any time prior to the close of business on the second Scheduled Trading Day immediately preceding the Maturity Date at an initial conversion rate of [●] shares of Common Stock (subject to adjustment as provided in this Article 14, the “Conversion Rate”) per $1,000 principal amount of Notes (subject to, and in accordance with, the settlement provisions of Section 14.02, the “Conversion Obligation”).

Section 14.02. Conversion Procedure; Settlement upon Conversion.

(a)    Subject to this Section 14.02 and Section 14.06(a), upon conversion of any Note, the Company shall satisfy its Conversion Obligation by paying or delivering, as the case may be, to the converting Holder, in respect of each $1,000 principal amount of Notes being converted, cash (“Cash Settlement”), shares of Common Stock, together with cash, if applicable, in lieu of delivering any fractional share of Common Stock in accordance with subsection (j) of this Section 14.02 (“Physical Settlement”) or a combination of cash and shares of Common Stock, together with cash, if applicable, in lieu of delivering any fractional share of Common Stock in accordance with subsection (j) of this Section 14.02 (“Combination Settlement”), at its election, as set forth in this Section 14.02.

(i)    All conversions for which the relevant Conversion Date occurs (x) on or after January 1, 2028 shall be settled using the same Settlement Method or (y) during a Redemption Period shall be settled using the same Settlement Method.

(ii)    Except for any conversions for which the relevant Conversion Date occurs during a Redemption Period and any conversions for which the relevant Conversion Date occurs on or after January 1, 2028, the Company shall use the same Settlement Method for all conversions occurring on the same Conversion Date, but the Company shall not have any obligation to use the same Settlement Method with respect to conversions that occur on different Conversion Dates.

(iii)    If, in respect of any Conversion Date (or in the case of any conversions occurring (x) during a Redemption Period or (y) on or after January 1, 2028), the Company elects to deliver a notice (a “Settlement Notice”) of the relevant Settlement Method in respect of such Conversion Date (or such period, as the case may be), the Company shall deliver such Settlement Notice to converting Holders, the Trustee and the Conversion Agent (if other than the Trustee) no later than the close of business on the Scheduled Trading Day immediately following the relevant Conversion Date (or, in the case of any conversions occurring (x) during a Redemption Period, in such Redemption Notice, or (y) on or after January 1, 2028, no later than the close of business on Scheduled Trading Day immediately preceding January 1, 2028) (in each case, the “Settlement Method Election Deadline”). If the Company does not timely elect a Settlement Method prior to the deadline set forth in the immediately preceding sentence, the Company shall no longer have the right to elect Cash Settlement or Combination Settlement for such Conversion Date or during such period and the Company shall be deemed to have elected Physical Settlement in respect of its Conversion Obligation. Such Settlement Notice shall specify the relevant Settlement Method and in the case of an election of Combination Settlement, the relevant Settlement Notice shall indicate the Specified Dollar Amount per $1,000 principal amount of Notes. If the Company timely delivers a Settlement Notice electing Combination Settlement in respect of its Conversion Obligation but does not indicate a Specified Dollar Amount per $1,000 principal amount of Notes in such Settlement Notice, the Specified Dollar Amount per $1,000 principal amount of Notes shall be deemed to be $1,000.

By notice to Holders, the Trustee and the Conversion Agent (if other than the Trustee), the Company may, prior to January 1, 2028, at its option, irrevocably elect to satisfy its Conversion Obligation with respect to the Notes through Combination Settlement with a Specified Dollar Amount per $1,000 principal amount of Notes of at least $1,000 for all Conversion Dates occurring subsequent to delivery of such notice. If the Company irrevocably elects Combination Settlement with an ability to continue to set the Specified Dollar Amount per $1,000 principal amount of Notes at or above a specific amount, the Company will, after the date of such election, inform Holders converting their Notes, the Trustee and the Conversion Agent (if other than the Trustee) of such Specified Dollar Amount no later than the relevant Settlement Method Election Deadline, or, if the Company does not timely notify Holders, the Trustee and the Conversion Agent (if other than the Trustee), such Specified Dollar Amount will be the specific amount set forth in the Settlement Notice or, if no specific amount was set forth in the Settlement Notice, such Specified Dollar Amount will be $1,000 per $1,000 principal amount of Notes. The irrevocable election will apply to all Note conversions on Conversion Dates occurring subsequent to delivery of such notice; provided, however, that no such election will affect any settlement method theretofore elected (or deemed to be elected) with respect to any Note. For the avoidance of doubt, such an irrevocable election, if made, will be effective without the need to amend this Indenture or the Notes. However, the Company may nonetheless choose to execute such an amendment at its option.

If the Company irrevocably fixes the Settlement Method pursuant to this Section 14.02(a)(iii), then, concurrently with providing notice to Holders of the Notes, the Trustee and the Conversion Agent (if other than the Trustee) of such election, the Company shall either post the fixed settlement method on its website or disclose the same in a current report on Form 8-K (or any successor form) that is filed with the Commission.

(iv)    The cash, shares of Common Stock or combination of cash and shares of Common Stock in respect of any conversion of Notes (the “Settlement Amount”) shall be computed as follows:

(A)    if the Company elects to satisfy its Conversion Obligation in respect of such conversion by Physical Settlement, the Company shall deliver to the converting Holder in respect of each $1,000 principal amount of Notes being converted a number of shares of Common Stock equal to the Conversion Rate in effect on the Conversion Date;

(B)    if the Company elects to satisfy its Conversion Obligation in respect of such conversion by Cash Settlement, the Company shall pay to the converting Holder in respect of each $1,000 principal amount of Notes being converted cash in an amount equal to the sum of the Daily Conversion Values for each of the 25 consecutive Trading Days during the related Observation Period; and

(C)    if the Company elects (or is deemed to have elected) to satisfy its Conversion Obligation in respect of such conversion by Combination Settlement, the Company shall pay or deliver, as the case may be, to the converting Holder in respect of each $1,000 principal amount of Notes being converted, a Settlement Amount equal to the sum of the Daily Settlement Amounts for each of the 25 consecutive Trading Days during the related Observation Period.

(v)    The Daily Settlement Amounts (if applicable) and the Daily Conversion Values (if applicable) shall be determined by the Company promptly following the last day of the Observation Period. Promptly after such determination of the Daily Settlement Amounts or the Daily Conversion Values, as the case may be, and the amount of cash payable in lieu of delivering any fractional share of Common Stock, the Company shall notify the Trustee and the Conversion Agent (if other than the Trustee) of the Daily Settlement Amounts or the Daily Conversion Values, as the case may be, and the amount of cash payable in lieu of delivering fractional shares of Common Stock. The Trustee and the Conversion Agent (if other than the Trustee) shall have no responsibility for any such determination.

(b)    Subject to Section 14.02(e), before any Holder of a Note shall be entitled to convert a Note as set forth above, such Holder shall (i) in the case of a Global Note, comply with the applicable procedures of the Depositary in effect at that time and, if required, pay funds equal to interest payable on the next Interest Payment Date to which such Holder is not entitled as set forth in Section 14.02(h) and (ii) in the case of a Physical Note (1) complete, manually sign and deliver an irrevocable notice to the Conversion Agent as set forth in the Form of Notice of Conversion (or a facsimile, PDF or other electronic transmission thereof) (a notice pursuant to the applicable procedures of the Depositary or a notice as set forth in the Form of Notice of Conversion, a “Notice of Conversion”) at the office of the Conversion Agent and state, in writing therein, the principal amount of Notes to be converted and the name or names (with addresses) in which such Holder wishes the certificate or certificates for any shares of Common Stock to be delivered upon settlement of the Conversion Obligation to be registered, (2) surrender such Notes, duly endorsed to the Company or in blank (and accompanied by appropriate endorsement and transfer documents), at the office of the Conversion Agent, (3) if required, furnish appropriate endorsements and transfer documents and (4) if required, pay funds equal to interest payable on the next Interest Payment Date to which such Holder is not entitled as set forth in Section 14.02(h). The Trustee (and, if different, the Conversion Agent) shall notify the Company of any conversion pursuant to this Article 14 on the Conversion Date for such conversion. No Notes may be surrendered for conversion by a Holder thereof if such Holder has also delivered a Fundamental Change Repurchase Notice to the Company in respect of such Notes and has not validly withdrawn such Fundamental Change Repurchase Notice in accordance with Section 15.03.

If more than one Note shall be surrendered for conversion at one time by the same Holder, the Conversion Obligation with respect to such Notes shall be computed on the basis of the aggregate principal amount of the Notes (or specified portions thereof to the extent permitted thereby) so surrendered.

(c)    A Note shall be deemed to have been converted immediately prior to the close of business on the date (the “Conversion Date”) that the Holder has complied with the requirements set forth in subsection (b) above. Except as set forth in Section 14.06(a), the Company shall pay or deliver, as the case may be, the consideration due in respect of the Conversion Obligation on the second Business Day immediately following the relevant Conversion Date, if the Company elects Physical Settlement, or on the second Business Day immediately following the last Trading Day of the relevant Observation Period, in the case of any other Settlement Method. If any shares of Common Stock are due to a converting Holder, the Company shall issue or cause to be issued, and deliver to the Conversion Agent or to such Holder, or such Holder’s nominee or nominees, certificates or a book-entry transfer through the Depositary for the full number of shares of Common Stock to which such Holder shall be entitled in satisfaction of the Company’s Conversion Obligation.

(d)    In case any Note shall be surrendered for partial conversion, the Company shall execute and the Trustee shall authenticate and deliver to or upon the written order of the Holder of the Note so surrendered a new Note or Notes in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Note, without payment of any service charge by the converting Holder but, if required by the Company or Trustee, with payment of a sum sufficient to cover any documentary, stamp or similar issue or transfer tax or similar governmental charge required by law or that may be imposed in connection therewith as a result of the name of the Holder of the new Notes issued upon such conversion being different from the name of the Holder of the old Notes surrendered for such conversion.

(e)    If a Holder submits a Note for conversion, the Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue of any shares of Common Stock upon conversion, unless the tax is due because the Holder requests such shares to be issued in a name other than the Holder’s name, in which case the Holder shall pay such tax. The Conversion Agent may refuse to deliver the certificates representing the shares of Common Stock being issued in a name other than the Holder’s name until the Trustee receives a sum sufficient to pay any tax that is due by such Holder in accordance with the immediately preceding sentence.

(f)    Except as provided in Section 14.03, no adjustment shall be made for dividends on any shares of Common Stock issued upon the conversion of any Note as provided in this Article 14.

(g)    Upon the conversion of an interest in a Global Note, the Trustee, or the Custodian at the direction of the Trustee, shall make a notation on such Global Note as to the reduction in the principal amount represented thereby. The Company shall notify the Trustee, in writing, of any conversion of Notes effected through any Conversion Agent other than the Trustee.

(h)    Upon conversion, a Holder shall not receive any separate cash payment for accrued and unpaid interest, if any, except as set forth below. The Company’s settlement of the full Conversion Obligation shall be deemed to satisfy in full its obligation to pay the principal amount of the Note and accrued and unpaid interest, if any, to, but excluding, the relevant Conversion Date. As a result, accrued and unpaid interest, if any, to, but excluding, the relevant Conversion Date shall be deemed to be paid in full rather than cancelled, extinguished or forfeited. Upon a conversion of Notes into a combination of cash and shares of Common Stock, accrued and unpaid interest will be deemed to be paid first out of the cash paid upon such conversion. Notwithstanding the foregoing, if Notes are converted after the close of business on a Regular Record Date and prior to the open of business on the corresponding Interest Payment Date, Holders of such Notes as of the close of business on such Regular Record Date will receive the full amount of interest payable on such Notes on the corresponding Interest Payment Date notwithstanding the conversion. Notes surrendered for conversion during the period from the close of business on any Regular Record Date to the open of business on the immediately following Interest Payment Date must be accompanied by funds equal to the amount of interest payable on the Notes so converted; provided that no such payment shall be required (1) for conversions following the Regular Record Date immediately preceding the Maturity Date; (2) if the Company has specified a Fundamental Change Repurchase Date that is after a Regular Record Date and on or prior to the Business Day immediately succeeding the corresponding Interest Payment Date; (3) if the Company has specified a Redemption Date that is after a Regular Record Date and on or prior to the second Scheduled Trading Day immediately succeeding the corresponding Interest Payment Date; or (4) to the extent of any Defaulted Amounts, if any Defaulted Amounts exists at the time of conversion with respect to such Note. Therefore, for the avoidance of doubt, all Holders of record on the Regular Record Date immediately preceding the Maturity Date, any Fundamental Change Repurchase Date or Redemption Date, in each case, as described above, shall receive the full interest payment due on the Maturity Date or other applicable Interest Payment Date in cash regardless of whether their Notes have been converted and/or repurchased, as applicable, following such Regular Record Date.

(i)    The Person in whose name the shares of Common Stock delivered upon conversion are registered shall be treated as a stockholder of record as of the close of business on the relevant Conversion Date (if the Company elects to satisfy the related Conversion Obligation by Physical Settlement) or the last Trading Day of the relevant Observation Period (if the Company elects to satisfy the related Conversion Obligation by Combination Settlement), as the case may be. Upon a conversion of Notes, such Person shall no longer be a Holder of such Notes surrendered for conversion.

(j)    The Company shall not issue any fractional share of Common Stock upon conversion of the Notes and shall instead pay cash in lieu of delivering any fractional share of Common Stock issuable upon conversion based on the Daily VWAP on the relevant Conversion Date (in the case of Physical Settlement) or based on the Daily VWAP on the last Trading Day of the relevant Observation Period (in the case of Combination Settlement). For each Note surrendered for conversion, if the Company has elected (or is deemed to have elected) Combination Settlement, the full number of shares that shall be issued upon conversion thereof shall be computed on the basis of the aggregate Daily Settlement Amounts for the relevant Observation Period and any fractional shares remaining after such computation shall be paid in cash.

Section 14.03. Adjustment of Conversion Rate. The Conversion Rate shall be adjusted from time to time by the Company if any of the following events occurs, except that the Company shall not make any adjustments to the Conversion Rate if Holders of the Notes participate (other than in the case of (x) a share split or share combination or (y) a tender or exchange offer), at the same time and upon the same terms as holders of the Common Stock and solely as a result of holding the Notes, in any of the transactions described in this Section 14.03, without having to convert their Notes, as if they held a number of shares of Common Stock equal to the Conversion Rate, multiplied by the principal amount (expressed in thousands) of Notes held by such Holder.

(a)    If the Company exclusively issues shares of Common Stock as a dividend or distribution on shares of the Common Stock, or if the Company effects a share split or share combination, the Conversion Rate shall be adjusted based on the following formula:

CR’ = CR0 x	OS’
OS0

where,

CR0	=	the Conversion Rate in effect immediately prior to the open of business on the Ex-Dividend Date of such dividend or distribution, or immediately prior to the open of business on the Effective Date of such share split or share combination, as applicable;

CR’	=	the Conversion Rate in effect immediately after the open of business on such Ex-Dividend Date or Effective Date, as the case may be;

OS0	=	the number of shares of Common Stock outstanding immediately prior to the open of business on such Ex-Dividend Date or Effective Date (before giving effect to any such dividend, distribution, share split or share combination), as the case may be; and

OS’	=	the number of shares of Common Stock outstanding immediately after giving effect to such dividend, distribution, share split or share combination, as the case may be.

Any adjustment made under this Section 14.03(a) shall become effective immediately after the open of business on the Ex-Dividend Date for such dividend or distribution, or immediately after the open of business on the Effective Date for such share split or share combination, as applicable. If any dividend or distribution of the type described in this Section 14.03(a) is declared but not so paid or made, the Conversion Rate shall be immediately readjusted, effective as of the date the Board of Directors determines not to pay such dividend or distribution, to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared.

(b)    If the Company issues to all or substantially all holders of the Common Stock any rights, options or warrants (other than in connection with a stockholder rights plan) entitling them, for a period of not more than 45 calendar days after the announcement date of such issuance, to subscribe for or purchase shares of the Common Stock at a price per share that is less than the average of the Last Reported Sale Prices of the Common Stock for the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement of such issuance, the Conversion Rate shall be increased based on the following formula:

CR’ = CR0 x	OS0 + X
OS0 + Y

where,

CR0	=	the Conversion Rate in effect immediately prior to the open of business on the Ex-Dividend Date for such issuance;

CR’	=	the Conversion Rate in effect immediately after the open of business on such Ex-Dividend Date;

OS0	=	the number of shares of Common Stock outstanding immediately prior to the open of business on such Ex-Dividend Date;

X	=	the total number of shares of Common Stock issuable pursuant to such rights, options or warrants; and

Y	=	the number of shares of Common Stock equal to the aggregate price payable to exercise such rights, options or warrants, divided by the average of the Last Reported Sale Prices of the Common Stock over the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement of the issuance of such rights, options or warrants.

Any increase made under this Section 14.03(b) shall be made successively whenever any such rights, options or warrants are issued and shall become effective immediately after the open of business on the Ex-Dividend Date for such issuance. To the extent that shares of the Common Stock are not delivered after the expiration of such rights, options or warrants, the Conversion Rate shall be decreased to the Conversion Rate that would then be in effect had the increase with respect to the issuance of such rights, options or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. If such rights, options or warrants are not so issued, the Conversion Rate shall be decreased to the Conversion Rate that would then be in effect if such Ex-Dividend Date for such issuance had not occurred.

For purposes of this Section 14.03(b), in determining whether any rights, options or warrants entitle the holders of Common Stock to subscribe for or purchase shares of the Common Stock at a price per share less than such average of the Last Reported Sale Prices of the Common Stock for the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement of such issuance, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received by the Company for such rights, options or warrants and any amount payable on exercise or conversion thereof, the value of such consideration, if other than cash, to be determined by the Company in good faith.

(c)    If the Company distributes shares of its Capital Stock, evidences of its indebtedness, other assets or property of the Company or rights, options or warrants to acquire its Capital Stock or other securities, to all or substantially all holders of the Common Stock, excluding (i) dividends, distributions or issuances (including share splits) as to which an adjustment was effected pursuant to Section 14.03(a) or Section 14.03(b), (ii) dividends or distributions paid exclusively in cash as to which an adjustment was effected pursuant to Section 14.03(d), (iii) rights issued pursuant a stockholder rights plan except as set forth in Section 14.10, (iv) distributions of Reference Property in a transaction described in Section 14.06 and (v) Spin-Offs as to which the provisions set forth below in this Section 14.03(c) shall apply (any of such shares of Capital Stock, evidences of indebtedness, other assets or property or rights, options or warrants to acquire Capital Stock or other securities, the “Distributed Property”), then the Conversion Rate shall be increased based on the following formula:

CR’ = CR0 x	SP0
SP0 – FMV

where,

CR0	=	the Conversion Rate in effect immediately prior to the open of business on the Ex-Dividend Date for such distribution;

CR’	=	the Conversion Rate in effect immediately after the open of business on such Ex-Dividend Date;

SP0	=	the average of the Last Reported Sale Prices of the Common Stock over the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the Ex-Dividend Date for such distribution; and
FMV	=	the fair market value (as determined by the Board of Directors) of the Distributed Property with respect to each outstanding share of the Common Stock on the Ex-Dividend Date for such distribution.

Any increase made under the portion of this Section 14.03(c) above shall become effective immediately after the open of business on the Ex-Dividend Date for such distribution. If such distribution is not so paid or made, the Conversion Rate shall be decreased to the Conversion Rate that would then be in effect if such distribution had not been declared.

Notwithstanding the foregoing, if “FMV” (as defined above) is equal to or greater than “SP0” (as defined above), in lieu of the foregoing increase, each Holder of a Note shall receive, in respect of each $1,000 principal amount thereof, at the same time and upon the same terms as holders of the Common Stock receive the Distributed Property, the amount and kind of Distributed Property such Holder would have received if such Holder owned a number of shares of Common Stock equal to the Conversion Rate in effect on the Ex-Dividend Date for the distribution.

With respect to an adjustment pursuant to this Section 14.03(c) where there has been a payment of a dividend or other distribution on the Common Stock of shares of Capital Stock of any class or series, or similar equity interest, of or relating to any of its Subsidiaries or other business units of the Company, that are, or, when issued, will be, listed or admitted for trading on a U.S. national securities exchange (a “Spin-Off”), the Conversion Rate shall be increased based on the following formula:

CR’ = CR0 x	FMV0 + MP0
MP0

where,

CR0	=	the Conversion Rate in effect immediately prior to the end of the Valuation Period;

CR’	=	the Conversion Rate in effect immediately after the end of the Valuation Period;

FMV0	=	the average of the Last Reported Sale Prices of the Capital Stock or similar equity interest distributed to holders of the Common Stock applicable to one share of the Common Stock (determined by reference to the definition of Last Reported Sale Price as set forth in Section 1.01 as if references therein to Common Stock were to such Capital Stock or similar equity interest) over the first 10 consecutive Trading Day period after, and including, the Ex-Dividend Date of the Spin-Off (the “Valuation Period”); provided that, if there is no Last Reported Sale Price of the

Capital Stock or similar equity interest distributed to holders of the Common Stock on such Ex-Dividend Date, the “Valuation Period” shall be the 10 consecutive Trading Day period after, and including the first Trading Day such Last Reported Sale Price is available; and

MP0	=	the average of the Last Reported Sale Prices of the Common Stock over the Valuation Period.

The adjustment to the Conversion Rate under the preceding paragraph shall occur at the close of business on the last Trading Day of the Valuation Period; provided that (x) in respect of any conversion of Notes for which Physical Settlement is applicable, if the relevant Conversion Date occurs during the Valuation Period, references to “10” in the portion of this Section 14.03(c) related to Spin-Offs shall be deemed to be replaced with such lesser number of Trading Days as have elapsed from, and including, the Ex-Dividend Date of such Spin-Off to, and including, the Conversion Date in determining the Conversion Rate and (y) in respect of any conversion of Notes for which Cash Settlement or Combination Settlement is applicable, for any Trading Day that falls within the relevant Observation Period for such conversion and within the Valuation Period, references to “10” in the portion of this Section 14.03(c) related to Spin-Offs shall be deemed to be replaced with such lesser number of Trading Days as have elapsed from, and including, the Ex-Dividend Date of such Spin-Off to, and including, such Trading Day in determining the Conversion Rate as of such Trading Day of such Observation Period. If any dividend or distribution that constitutes a Spin-Off is declared but not so paid or made, the Conversion Rate shall be immediately decreased, effective as of the date the Board of Directors determines not to pay or make such dividend or distribution, to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared or announced.

For purposes of this Section 14.03(c) (and subject in all respect to Section 14.10), rights, options or warrants distributed by the Company to all holders of the Common Stock entitling them to subscribe for or purchase shares of the Company’s Capital Stock, including Common Stock (either initially or under certain circumstances), which rights, options or warrants, until the occurrence of a specified event or events (“Trigger Event”): (i) are deemed to be transferred with such shares of the Common Stock; (ii) are not exercisable; and (iii) are also issued in respect of future issuances of the Common Stock, shall be deemed not to have been distributed for purposes of this Section 14.03(c) (and no adjustment to the Conversion Rate under this Section 14.03(c) will be required) until the occurrence of the earliest Trigger Event, whereupon such rights, options or warrants shall be deemed to have been distributed and an appropriate adjustment (if any is required) to the Conversion Rate shall be made under this Section 14.03(c). If any such right, option or warrant, including any such existing rights, options or warrants distributed prior to the date of this Indenture, are subject to events, upon the occurrence of which such rights, options or warrants become exercisable to purchase different securities, evidences of indebtedness or other assets, then the date of the occurrence of any and each such event shall be deemed to be the date of distribution and Ex-Dividend Date with respect to new rights, options or warrants with such rights (in which case the existing rights, options or warrants shall be deemed to terminate and expire on such date without exercise by any of the holders thereof). In addition, in the event of any distribution (or deemed distribution) of rights, options or warrants, or any Trigger Event or other event (of the type described in the immediately preceding sentence) with respect thereto that was counted for purposes of calculating a distribution amount for which an adjustment to the Conversion Rate under this Section 14.03(c) was made, (1) in the case of any such rights, options or warrants that shall all have been redeemed or purchased without exercise by any holders thereof, upon such final redemption or purchase (x) the Conversion Rate shall be readjusted as if such rights, options or warrants had not been issued and (y) the Conversion Rate shall then again be readjusted to give effect to such distribution, deemed distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or purchase price received by a holder or holders of Common Stock with respect to such rights, options or warrants (assuming such holder had retained such rights, options or warrants), made to all holders of Common Stock as of the date of such redemption or purchase, and (2) in the case of such rights, options or warrants that shall have expired or been terminated without exercise by any holders thereof, the Conversion Rate shall be readjusted as if such rights, options and warrants had not been issued.

For purposes of Section 14.03(a), Section 14.03(b) and this Section 14.03(c), if any dividend or distribution to which this Section 14.03(c) is applicable also includes one or both of:

(A)    a dividend or distribution of shares of Common Stock to which Section 14.03(a) is applicable (the “Clause A Distribution”); or

(B)    a dividend or distribution of rights, options or warrants to which Section 14.03(b) is applicable (the “Clause B Distribution”),

then, in either case, (1) such dividend or distribution, other than the Clause A Distribution and the Clause B Distribution, shall be deemed to be a dividend or distribution to which this Section 14.03(c) is applicable (the “Clause C Distribution”) and any Conversion Rate adjustment required by this Section 14.03(c) with respect to such Clause C Distribution shall then be made, and (2) the Clause A Distribution and Clause B Distribution shall be deemed to immediately follow the Clause C Distribution and any Conversion Rate adjustment required by Section 14.03(a) and Section 14.03(b) with respect thereto shall then be made, except that, if determined by the Company (I) the “Ex-Dividend Date” of the Clause A Distribution and the Clause B Distribution shall be deemed to be the Ex-Dividend Date of the Clause C Distribution and (II) any shares of Common Stock included in the Clause A Distribution or Clause B Distribution shall be deemed not to be “outstanding immediately prior to the open of business on such Ex-Dividend Date or Effective Date” within the meaning of Section 14.03(a) or “outstanding immediately prior to the open of business on such Ex-Dividend Date” within the meaning of Section 14.03(b).

(d)    If the Company makes any cash dividend or distribution to all or substantially all holders of the Common Stock, the Conversion Rate shall be adjusted based on the following formula:

CR’ = CR0 x	SP0
SP0 – C

where,

CR0	=	the Conversion Rate in effect immediately prior to the open of business on the Ex-Dividend Date for such dividend or distribution;

CR’	=	the Conversion Rate in effect immediately after the open of business on the Ex-Dividend Date for such dividend or distribution;

SP0	=	the Last Reported Sale Price of the Common Stock on the Trading Day immediately preceding the Ex-Dividend Date for such dividend or distribution; and

C	=	the amount in cash per share the Company distributes to all or substantially all holders of the Common Stock.

Any increase made under this Section 14.03(d) shall become effective immediately after the open of business on the Ex-Dividend Date for such dividend or distribution. If such dividend or distribution is not so paid, the Conversion Rate shall be decreased, effective as of the date the Board of Directors determines not to make or pay such dividend or distribution, to be the Conversion Rate that would then be in effect if such dividend or distribution had not been declared. Notwithstanding the foregoing, if “C” (as defined above) is equal to or greater than “SP0” (as defined above), in lieu of the foregoing increase, each Holder of a Note shall receive, for each $1,000 principal amount of Notes it holds, at the same time and upon the same terms as holders of shares of the Common Stock, the amount of cash that such Holder would have received if such Holder owned a number of shares of Common Stock equal to the Conversion Rate in effect on the Ex-Dividend Date for such cash dividend or distribution.

(e)    If the Company or any of its Subsidiaries makes a payment in respect of a tender or exchange offer for the Common Stock that is subject to the then applicable tender offer rules under the Exchange Act, other than an odd lot tender offer, to the extent that the cash and value of any other consideration included in the payment per share of the Common Stock exceeds the average of the Last Reported Sale Prices of the Common Stock over the 10 consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the last date on which tenders or exchanges may be made pursuant to such tender or exchange offer, the Conversion Rate shall be increased based on the following formula:

CR’ = CR0 x	AC + (SP’×OS’)
OS0 × SP’

where,

CR0	=	the Conversion Rate in effect immediately prior to the close of business on the 10th Trading Day immediately following, and including, the Trading Day next succeeding the date such tender or exchange offer expires;

CR’	=	the Conversion Rate in effect immediately after the close of business on the 10th Trading Day immediately following, and including, the Trading Day next succeeding the date such tender or exchange offer expires;

AC	=	the aggregate value of all cash and any other consideration (as determined by the Board of Directors) paid or payable for shares of Common Stock purchased in such tender or exchange offer;

OS0	=	the number of shares of Common Stock outstanding immediately prior to the date such tender or exchange offer expires (prior to giving effect to the purchase of all shares of Common Stock accepted for purchase or exchange in such tender or exchange offer);

OS’	=	the number of shares of Common Stock outstanding immediately after the date such tender or exchange offer expires (after giving effect to the purchase of all shares of Common Stock accepted for purchase or exchange in such tender or exchange offer); and

SP’	=	the average of the Last Reported Sale Prices of the Common Stock over the 10 consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the date such tender or exchange offer expires.

The adjustment to the Conversion Rate under this Section 14.03(e) shall occur at the close of business on the 10th Trading Day immediately following, and including, the Trading Day next succeeding the date such tender or exchange offer expires; provided that (x) in respect of any conversion of Notes for which Physical Settlement is applicable, if the relevant Conversion Date occurs during the 10 Trading Days immediately following, and including, the Trading Day next succeeding the expiration date of any tender or exchange offer, references to “10” or “10th” in this Section 14.03(e) shall be deemed replaced with such lesser number of Trading Days as have elapsed from, and including, the Trading Day next succeeding the expiration date of such tender or exchange offer to, and including, such Conversion Date in determining the Conversion Rate and (y) in respect of any conversion of Notes for which Cash Settlement or Combination Settlement is applicable, for any Trading Day that falls within the relevant Observation Period for such conversion and within the 10 Trading Days immediately following, and including, the

Trading Day next succeeding the expiration date of any tender or exchange offer, references to “10” or “10th” in this Section 14.03(e) shall be deemed replaced with such lesser number of Trading Days as have elapsed from, and including, the Trading Day next succeeding the expiration date of such tender or exchange offer to, and including, such Trading Day in determining the Conversion Rate as of such Trading Day. If the Company or one of its Subsidiaries is obligated to purchase Common Stock pursuant to any such tender or exchange offer described in this Section 14.03(e) but the Company is, or such Subsidiary is, permanently prevented by applicable law from effecting any such purchase or all such purchases are rescinded, the Conversion Rate will be decreased to be the Conversion Rate that would then be in effect if such tender or exchange offer had not been made or had been made only in respect of the purchases that have been effected.

(f)    Notwithstanding this Section 14.03 or any other provision of this Indenture or the Notes, if a Conversion Rate adjustment becomes effective on any Ex-Dividend Date, and a Holder that has converted its Notes on or after such Ex-Dividend Date and on or prior to the related Record Date would be treated as the record holder of the shares of Common Stock as of the related Conversion Date as described under Section 14.02(i) based on an adjusted Conversion Rate for such Ex-Dividend Date, then, notwithstanding the Conversion Rate adjustment provisions in this Section 14.03, the Conversion Rate adjustment relating to such Ex-Dividend Date shall not be made for such converting Holder. Instead, such Holder shall be treated as if such Holder were the record owner of the shares of Common Stock on an unadjusted basis and participate in the related dividend, distribution or other event giving rise to such adjustment.

(g)    Except as stated herein, the Company shall not adjust the Conversion Rate for the issuance of shares of the Common Stock or any securities convertible into or exchangeable for shares of the Common Stock or the right to purchase shares of the Common Stock or such convertible or exchangeable securities.

(h)    In addition to those adjustments required by clauses (a), (b), (c), (d) and (e) of this Section 14.03, and subject to the applicable listing standards of The New York Stock Exchange (or, if the Common Stock is not then listed on The New York Stock Exchange, the applicable listing standards of the principal other U.S. national or regional securities exchange on which the Common Stock is listed), the Company from time to time may increase the Conversion Rate by any amount for a period of at least 20 Business Days if the Board of Directors determines that such increase would be in the Company’s best interest. In addition, subject to the applicable listing standards of The New York Stock Exchange (or, if the Common Stock is not then listed on The New York Stock Exchange, the applicable listing standards of the principal other U.S. national or regional securities exchange on which the Common Stock is listed), the Company may (but is not required to) increase the Conversion Rate to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock in connection with a dividend or distribution of shares of Common Stock (or rights to acquire shares of Common Stock) or similar event.

(i)    Notwithstanding anything to the contrary in this Article 14, the Conversion Rate shall not be adjusted:

(i)    upon the issuance of shares of Common Stock at a price below the Conversion Price or otherwise, other than any such issuance described in Section 14.04(a), Section 14.04(b) and Section 14.04(c) above;

(ii)    upon the issuance of any shares of Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on the Company’s securities and the investment of additional optional amounts in shares of Common Stock under any plan;

(iii)    upon the issuance of any shares of Common Stock or options or rights to purchase those shares pursuant to any present or future employee, director or consultant benefit or incentive plan or program (including pursuant to any evergreen plan) of or assumed by the Company or any of the Company’s Subsidiaries;

(iv)    upon the issuance of any shares of the Common Stock pursuant to any option, warrant, right or exercisable, exchangeable or convertible security not described in clause (iii) of this subsection and outstanding as of the date the Notes were first issued;

(v)    for a third-party tender offer by any party other than a tender offer by one or more of the Company’s Subsidiaries as described in Section 14.04(e) above;

(vi)    upon the repurchase of any shares of Common Stock pursuant to an open-market share repurchase program or other buy-back transaction (including through any structured or derivative transactions such as accelerated share repurchase transactions or similar forward derivatives), or other buy-back transaction, that is not a tender offer or exchange offer of the nature described in Section 14.03(e);

(vii)    solely for a change in the par value (or lack of par value) of the Common Stock; or

(viii)    for accrued and unpaid interest, if any.

(j)    The Company shall not be required to make an adjustment pursuant to clauses (a), (b), (c), (d) or (e) of this Section 14.03 unless such adjustment would result in a change of at least 1% of the then effective Conversion Rate. However, the Company shall carry forward any adjustment that the Company would otherwise have to make and take that adjustment into account in any subsequent adjustment. Notwithstanding the foregoing, all such carried-forward adjustments shall be made with respect to the Notes (i) when the aggregate of all such carried-forward adjustments equals or exceeds 1% of the Conversion Rate, (ii) regardless of whether the aggregate adjustment is less than 1% of the Conversion Rate, (x) on the Conversion Date for any Notes (in the case of Physical Settlement) and (y) on each Trading Day of any Observation

Period (in the case of Cash Settlement or Combination Settlement), (iii) on January 1, 2028, and (iv) on any date on which a Redemption Notice is delivered by the Company, in each case, unless the adjustment has already been made. All calculations and other determinations under this Article 14 shall be made by the Company and shall be made to the nearest one-ten thousandth (1/10,000th) of a share.

(k)    Whenever the Conversion Rate is adjusted as herein provided, the Company shall promptly file with the Trustee (and the Conversion Agent if not the Trustee) an Officer’s Certificate setting forth the Conversion Rate after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Neither the Trustee nor the Conversion Agent shall have any responsibility to verify the accuracy of any adjustment to the Conversion Rate. Unless and until a Responsible Officer of the Trustee shall have received such Officer’s Certificate, the Trustee shall not be deemed to have knowledge of any adjustment of the Conversion Rate and may assume without inquiry that the last Conversion Rate of which it has knowledge is still in effect. Promptly after delivery of such certificate, the Company shall prepare a notice of such adjustment of the Conversion Rate setting forth the adjusted Conversion Rate and the date on which each adjustment becomes effective and shall deliver such notice of such adjustment of the Conversion Rate to each Holder. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

(l)    For purposes of this Section 14.03, the number of shares of Common Stock at any time outstanding shall not include shares of Common Stock held in the treasury of the Company so long as the Company does not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company, but shall include shares of Common Stock issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock.

Section 14.04. Adjustments of Prices. Whenever any provision of this Indenture requires the Company to calculate the Last Reported Sale Prices, the Daily VWAPs, the Daily Conversion Values or the Daily Settlement Amounts over a span of multiple days (including an Observation Period ), the Company shall make appropriate adjustments (without duplication in respect of any adjustment made pursuant to the provisions described under Section 14.04) to each to account for any adjustment to the Conversion Rate that becomes effective, or any event requiring an adjustment to the Conversion Rate where the Ex-Dividend Date, Effective Date or expiration date of the event occurs, at any time during the period when the Last Reported Sale Prices, the Daily VWAPs, the Daily Conversion Values or the Daily Settlement Amounts are to be calculated.

Section 14.05. Shares to Be Fully Paid. The Company shall provide, free from preemptive rights, out of its authorized but unissued shares or shares held in treasury, sufficient shares of Common Stock to provide for conversion of the Notes from time to time as such Notes are presented for conversion (assuming that at the time of computation of such number of shares, all such Notes would be converted by a single Holder and that Physical Settlement is applicable).

Section 14.06. Effect of Recapitalizations, Reclassifications and Changes of the Common Stock.

(a)    In the case of:

(i)    any recapitalization, reclassification or change of the Common Stock (other than a change to par value, or from par value to no par value, or changes resulting from a subdivision or combination),

(ii)    any consolidation, merger, combination or similar transaction involving the Company,

(iii)    any sale, lease or other transfer to a third party of the consolidated assets of the Company and the Company’s Subsidiaries substantially as an entirety or

(iv)    any statutory share exchange,

in each case, as a result of which the Common Stock would be converted into, or exchanged for, stock, other securities, other property or assets (including cash or any combination thereof) (any such event, a “Merger Event”), then, at and after the effective time of such Merger Event, the right to convert each $1,000 principal amount of Notes shall be changed into a right to convert such principal amount of Notes into the kind and amount of shares of stock, other securities or other property or assets (including cash or any combination thereof) that a holder of a number of shares of Common Stock equal to the Conversion Rate immediately prior to such Merger Event would have owned or been entitled to receive (the “Reference Property”, with each “unit of Reference Property” meaning the kind and amount of Reference Property that a holder of one share of Common Stock is entitled to receive) upon such Merger Event and, at the effective time of such Merger Event, the Company or the successor or purchasing Person, as the case may be, shall execute with the Trustee a supplemental indenture permitted Section 10.01(i) providing for such change in the right to convert each $1,000 principal amount of Notes; provided, however, that at and after the effective time of the Merger Event (A) the Company or the successor or acquiring Person, as the case may be, shall continue to have the right to determine the form of consideration to be paid or delivered, as the case may be, upon conversion of Notes in accordance with Section 14.02 and (B) (I) any amount payable in cash upon conversion of the Notes in accordance with Section 14.02 shall continue to be payable in cash, (II) any shares of Common Stock that the Company would have been required to deliver upon conversion of the Notes in accordance with Section 14.02 shall instead be deliverable in the amount and type of Reference Property that a holder of that number of shares of Common Stock would have received in such Merger Event and (III) the Daily VWAP shall be calculated based on the value of a unit of Reference Property.

If the Merger Event causes the Common Stock to be converted into, or exchanged for, the right to receive more than a single type of consideration, then the Reference Property into which the Notes will be convertible shall be deemed to be the weighted average of the types and amounts of consideration actually received by the holders of Common Stock. If the holders of the Common Stock receive only cash in such Merger Event, then for all conversions for which the relevant Conversion Date occurs after the effective date of such Merger Event (A) the consideration due upon conversion of each $1,000 principal amount of Notes shall be solely cash in an amount equal to the Conversion Rate in effect on the Conversion Date , multiplied by the price paid per share of Common Stock in such Merger Event and (B) the Company shall satisfy the Conversion Obligation by paying cash to converting Holders on the second Business Day immediately following the relevant Conversion Date. The Company shall notify Holders, the Trustee and the Conversion Agent (if other than the Trustee) in writing of such weighted average as soon as reasonably practicable after such determination is made.

If the Reference Property in respect of any such Merger Event includes, in whole or in part, shares of Common Equity, the supplemental indenture described in the second immediately preceding paragraph shall provide for anti-dilution and other adjustments that shall be as nearly equivalent as is possible to the adjustments provided for in this Article 14 with respect to the portion of Reference Property constituting such Common Equity. If, in the case of any Merger Event, the Reference Property includes shares of stock, securities or other property or assets (other than cash and/or cash equivalents) of a Person other than the Company or the successor or purchasing corporation, as the case may be, in such Merger Event, then such supplemental indenture shall also be executed by such other Person and shall contain such additional provisions to protect the interests of the Holders as the Company shall reasonably consider necessary by reason of the foregoing, including the provisions providing for the purchase rights set forth in Article 15. The Company shall not become party to any such Merger Event unless its terms are consistent with this Section 14.07.

(b)    When the Company executes a supplemental indenture pursuant to subsection (a) of this Section 14.06, the Company shall promptly file with the Trustee an Officer’s Certificate briefly stating the reasons therefor, the kind or amount of cash, securities or property or asset that will comprise a unit of Reference Property after any such Merger Event, any adjustment to be made with respect thereto and that all conditions precedent have been complied with, and shall promptly deliver or cause to be delivered notice thereof to all Holders. The Company shall cause notice of the execution of such supplemental indenture to be delivered to each Holder within 20 days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of such supplemental indenture.

(c)    None of the foregoing provisions shall affect the right of a holder of Notes to convert its Notes into cash, shares of Common Stock or a combination of cash and shares of Common Stock, as applicable, as set forth in Section 14.01 and Section 14.02 prior to the effective date of such Merger Event.

(d)    The above provisions of this Section shall similarly apply to successive Merger Events.

(e)    Upon the consummation of any Merger Event, references to “Common Stock” shall be deemed to refer to any Reference Property that constitutes capital stock after giving effect to such Merger Event.

Section 14.07. Certain Covenants. (a) The Company covenants that all shares of Common Stock issued upon conversion of Notes will be fully paid and non-assessable by the Company and free from all taxes, liens and charges with respect to the issue thereof.

(b)    The Company covenants that, if any shares of Common Stock to be provided for the purpose of conversion of Notes hereunder require registration with or approval of any governmental authority under any Federal or state law before such shares of Common Stock may be validly issued upon conversion, the Company will, to the extent then permitted by the rules and interpretations of the Commission, secure such registration or approval, as the case may be.

(c)    The Company further covenants that if at any time the Common Stock shall be listed on any national securities exchange or automated quotation system the Company will list and keep listed, so long as the Common Stock shall be so listed on such exchange or automated quotation system, any Common Stock issuable upon conversion of the Notes.

Section 14.08. Responsibility of Trustee. The Trustee and any other Conversion Agent shall not at any time be under any duty or responsibility to any Holder to determine the Conversion Rate (or any adjustment thereto) or whether any facts exist that may require any adjustment (including any increase) of the Conversion Rate, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. The Trustee and the Conversion Agent shall have no obligation to monitor any party’s compliance with the Investment Agreement, and may conclusively presume that any actions taken by the Company or any Holder (including any beneficial owner) are in compliance with the terms of the Investment Agreement. The Trustee and any other Conversion Agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities, property or cash that may at any time be issued or delivered upon the conversion of any Note; and the Trustee and any other Conversion Agent make no representations with respect thereto. Neither the Trustee nor any Conversion Agent shall be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property or cash upon the surrender of any Note for the purpose of conversion or to comply with any of the duties, responsibilities or covenants of the Company contained in this Article. Without limiting the generality of the foregoing, neither the Trustee nor any Conversion Agent shall be under any responsibility to determine whether a supplemental indenture needs to be entered into, or the correctness of any provisions contained in any supplemental indenture entered into pursuant to Section 14.06 relating either to the kind or amount of shares of stock or securities or property (including cash) receivable by Holders upon the conversion of their Notes after any event referred to in such Section 14.06 or to any adjustment to be made with respect thereto, but, subject to the provisions of Section 7.01, may accept (without any independent investigation) as conclusive evidence of the correctness of any such provisions, and shall be protected in conclusively relying upon, the Officer’s Certificate (which the Company shall be obligated to file with the Trustee prior to the execution of any such supplemental indenture) with respect thereto. Except as otherwise expressly provided herein, neither the Trustee nor any other agent acting under this Indenture (other than the Company, if acting in such capacity) shall have any obligation to make any calculation or to determine whether the Notes may be surrendered for conversion pursuant to this Indenture, or to notify the Company or the Depositary or any of the Holders if the Notes have become convertible pursuant to the terms of this Indenture.

Section 14.09. Notice to Holders Prior to Certain Actions. In case of any:

(a)    action by the Company or one of its Subsidiaries that would require an adjustment in the Conversion Rate pursuant to Section 14.03 or Section 14.10; or

(b)    voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in each case (unless notice of such event is otherwise required pursuant to another provision of this Indenture), the Company shall cause to be filed with the Trustee and the Conversion Agent (if other than the Trustee) and to be delivered to each Holder, as promptly as possible but in any event at least 10 days prior to the applicable date hereinafter specified, a notice stating (i) the date on which a record is to be taken for the purpose of such action by the Company or one of its Subsidiaries or, if a record is not to be taken, the date as of which the holders of Common Stock of record are to be determined for the purposes of such action by the Company or one of its Subsidiaries, or (ii) the date on which such dissolution, liquidation or winding-up is expected to become effective or occur, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such dissolution, liquidation or winding-up. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such action by the Company or one of its Subsidiaries, dissolution, liquidation or winding-up.

Section 14.10. Stockholder Rights Plans. If the Company has a stockholder rights plan in effect upon conversion of the Notes, each share of Common Stock, if any, issued upon such conversion shall be entitled to receive the appropriate number of rights, if any, and the certificates representing the Common Stock issued upon such conversion shall bear such legends, if any, in each case as may be provided by the terms of any such stockholder rights plan, as the same may be amended from time to time. However, if, prior to any conversion of Notes, the rights have separated from the shares of Common Stock in accordance with the provisions of the applicable stockholder rights plan so that the Holders would not be entitled to receive any rights in respect of Common Stock, if any, issuable upon conversion of the Notes, the Conversion Rate shall be adjusted at the time of separation as if the Company distributed to all or substantially all holders of the Common Stock Distributed Property as provided in Section 14.03(c), subject to readjustment in the event of the expiration, termination or redemption of such rights.

Section 14.11. Exchange In Lieu Of Conversion. (a) When a Holder surrenders its Notes for conversion, the Company may, at its election, direct the Conversion Agent to surrender, on or prior to the Trading Day immediately following the relevant Conversion Date, such Notes to one or more financial institutions designated by the Company (each, a “Designated Institution”) for exchange in lieu of conversion (an “Exchange Election”). In order to accept any Notes surrendered for conversion for exchange in lieu of conversion, the Designated Institution(s) must agree to timely pay and/or deliver, as the case may be, in exchange for such Notes, the cash, shares of Common Stock or combination of cash and Common Stock, at the Company’s election, that would otherwise be due upon conversion (the “Conversion Consideration”) as described in Section 14.02 above. If the Company makes an Exchange Election, the Company shall, by the close of business on the Trading Day following the relevant Conversion Date, notify the Holder surrendering Notes for conversion, the Trustee and the Conversion Agent (if other than the Trustee), in writing, that it has made an Exchange Election, and the Company shall concurrently notify the Designated Institution(s) of the relevant deadline for delivery of the Conversion Consideration and the type of conversion consideration to be paid and/or delivered, as the case may be. Any Notes exchanged by the Designated Institution(s) will remain outstanding, subject to applicable procedures of the Depositary.

(b)    If the Designated Institution(s) agree(s) to accept any Notes for exchange but does not timely pay and/or deliver, as the case may be, the related Conversion Consideration to the Conversion Agent, or if the Designated Institution(s) do(es) not accept such Notes for exchange, the Company shall, within the time period specified in Section 14.02(c), pay and/or deliver, as the case may be, the Conversion Consideration in accordance with the provisions of Section 14.02.

(c)    For the avoidance of doubt, in no event will the Company’s designation of any Designated Institution(s) pursuant to this Section 14.11 require the Designated Institution(s) to accept any Notes for exchange.

ARTICLE 15

REPURCHASE OF NOTES AT OPTION OF HOLDERS

Section 15.01. Intentionally Omitted.

Section 15.02. Repurchase at Option of Holders Upon a Fundamental Change. (a) If a Fundamental Change occurs at any time prior to the Maturity Date, each Holder shall have the right, at such Holder’s option, to require the Company to repurchase for cash all of such Holder’s Notes, or any portion thereof properly surrendered and not validly withdrawn pursuant to Section 15.03 that is equal to $1,000 or an integral multiple of $1,000, on the date (the “Fundamental

Change Repurchase Date”) specified by the Company that is not less than 20 Business Days or more than 35 Business Days following the date of the Fundamental Change Company Notice at a repurchase price equal to 100% of the principal amount thereof, plus accrued and unpaid interest thereon to, but excluding, the Fundamental Change Repurchase Date (“Accrued Interest”) plus all unpaid interest from the Fundamental Change Repurchase Date to, but excluding, the Maturity Date (the “Make-Whole Interest Payment”) (together, the “Fundamental Change Repurchase Price”) unless the Fundamental Change Repurchase Date falls after a Regular Record Date but on or prior to the Interest Payment Date to which such Regular Record Date relates, in which case the Company shall instead pay the full amount of the Accrued Interest to Holders of record as of such Regular Record Date, and the Fundamental Change Repurchase Price shall be equal to 100% of the principal amount of Notes to be repurchased plus the Make-Whole Interest Payment pursuant to this Article 15.

(b)    Repurchases of Notes under this Section 15.02 shall be made, at the option of the Holder thereof, upon:

(i)    delivery to the Paying Agent by a Holder of a duly completed notice (the “Fundamental Change Repurchase Notice”) in the form set forth in Attachment 2 to the Form of Note attached hereto as Exhibit A, if the Notes are Physical Notes, or in compliance with the Depositary’s procedures for surrendering interests in Global Notes, if the Notes are Global Notes, in each case on or before the close of business on the Business Day immediately preceding the Fundamental Change Repurchase Date; and

(ii)    delivery of the Notes, if the Notes are Physical Notes, to the Paying Agent at any time after delivery of the Fundamental Change Repurchase Notice (together with all necessary endorsements for transfer) at the Corporate Trust Office of the Paying Agent, or book-entry transfer of the Notes, if the Notes are Global Notes, in compliance with the procedures of the Depositary, in each case such delivery being a condition to receipt by the Holder of the Fundamental Change Repurchase Price therefor.

The Fundamental Change Repurchase Notice in respect of any Physical Notes to be repurchased shall state:

(i)    the certificate numbers of the Notes to be delivered for repurchase;

(ii)    the portion of the principal amount of Notes to be repurchased, which must be $1,000 or an integral multiple thereof; and

(iii)    that the Notes are to be repurchased by the Company pursuant to the applicable provisions of the Notes and this Indenture.

If the Notes are Global Notes, to exercise the Fundamental Change repurchase right, Holders must surrender their Notes in accordance with applicable Depositary procedures.

Notwithstanding anything herein to the contrary, any Holder delivering to the Paying Agent the Fundamental Change Repurchase Notice contemplated by this Section 15.02 shall have the right to withdraw, in whole or in part, such Fundamental Change Repurchase Notice at any time prior to the close of business on the Business Day immediately preceding the Fundamental Change Repurchase Date by delivery of a written notice of withdrawal to the Paying Agent in accordance with Section 15.03.

The Paying Agent shall promptly notify the Company of the receipt by it of any Fundamental Change Repurchase Notice or written notice of withdrawal thereof.

(c)    On or before the 20th Business Day after the occurrence of the effective date of a Fundamental Change, the Company shall provide to all Holders and the Trustee, the Conversion Agent (in the case of a Conversion Agent other than the Trustee) and the Paying Agent (in the case of a Paying Agent other than the Trustee) a written notice (the “Fundamental Change Company Notice”) of the occurrence of the effective date of the Fundamental Change and of the repurchase right at the option of the Holders arising as a result thereof. In the case of Physical Notes, such notice shall be by first class mail or, in the case of Global Notes, such notice shall be delivered in accordance with the applicable procedures of the Depositary. Each Fundamental Change Company Notice shall specify:

(i)    the events causing the Fundamental Change;

(ii)    the effective date of the Fundamental Change;

(iii)    the last date on which a Holder may exercise the repurchase right pursuant to this Article 15;

(iv)    the Fundamental Change Repurchase Price;

(v)    the Fundamental Change Repurchase Date;

(vi)    the name and address of the Paying Agent and the Conversion Agent, if applicable;

(vii)    if applicable, the Conversion Rate and any adjustments to the Conversion Rate as a result of such Fundamental Change;

(viii)    that the Notes with respect to which a Fundamental Change Repurchase Notice has been delivered by a Holder may be converted only if the Holder withdraws the Fundamental Change Repurchase Notice in accordance with the terms of this Indenture; and

(ix)    the procedures that Holders must follow to require the Company to repurchase their Notes.

No failure of the Company to give the foregoing notices and no defect therein shall limit the Holders’ repurchase rights or affect the validity of the proceedings for the repurchase of the Notes pursuant to this Section 15.02.

At the Company’s request, given at least five days prior to the date the Fundamental Change Company Notice is to be sent (or such lesser amount of time as agreed to by the Trustee in its reasonable discretion), the Trustee shall give such notice in the Company’s name and at the Company’s expense; provided, however, that, in all cases, the text of such Fundamental Change Company Notice shall be prepared by the Company.

Simultaneously with providing such notice, the Company shall publish the information on its website or through such other public medium as it may use at that time.

(d)    Notwithstanding the foregoing, no Notes may be repurchased by the Company on any date at the option of the Holders upon a Fundamental Change if the principal amount of the Notes has been accelerated, and such acceleration has not been rescinded, on or prior to such date (except in the case of an acceleration resulting from a Default by the Company in the payment of the Fundamental Change Repurchase Price with respect to such Notes). The Paying Agent will promptly return to the respective Holders thereof any Physical Notes held by it during the acceleration of the Notes (except in the case of an acceleration resulting from a Default by the Company in the payment of the Fundamental Change Repurchase Price with respect to such Notes), or any instructions for book-entry transfer of the Notes in compliance with the applicable procedures of the Depositary shall be deemed to have been cancelled, and, upon such return or cancellation, as the case may be, the Fundamental Change Repurchase Notice with respect thereto shall be deemed to have been withdrawn.

(e)    Notwithstanding anything to the contrary in this Article 15, the Company shall not be required to repurchase, or to make an offer to repurchase, the Notes upon a Fundamental Change if a third party makes such an offer in the same manner, at the same time and otherwise in compliance with the requirements for an offer made by the Company as set forth in this Article 15 and such third party purchases all Notes properly surrendered and not validly withdrawn under its offer in the same manner, at the same time and otherwise in compliance with the requirements for an offer made by the Company as set forth above.

Section 15.03. Withdrawal of Fundamental Change Repurchase Notice. (a) A Fundamental Change Repurchase Notice may be withdrawn (in whole or in part) in respect of Physical Notes by means of a written notice of withdrawal received by the Paying Agent in accordance with this Section 15.03 at any time prior to the close of business on the Business Day immediately preceding the Fundamental Change Repurchase Date, specifying:

(i)    the principal amount of the Notes with respect to which such notice of withdrawal is being submitted, which must be $1,000 or an integral multiple thereof,

(ii)    the certificate number of the Note in respect of which such notice of withdrawal is being submitted, and

(iii)    the principal amount, if any, of such Note that remains subject to the original Fundamental Change Repurchase Notice, which portion must be in principal amounts of $1,000 or an integral multiple of $1,000;

If the Notes are Global Notes, Holders may withdraw their Notes subject to repurchase at any time prior to the close of business on the Business Day immediately preceding the Fundamental Change Repurchase Date in accordance with the applicable procedures of the Depositary.

Section 15.04. Deposit of Fundamental Change Repurchase Price. (a) The Company will deposit with the Trustee (or other Paying Agent appointed by the Company, or if the Company is acting as its own Paying Agent, set aside, segregate and hold in trust as provided in Section 4.04) on or prior to 11:00 a.m., New York City time, on the Fundamental Change Repurchase Date an amount of money sufficient to repurchase all of the Notes to be repurchased at the appropriate Fundamental Change Repurchase Price. Subject to receipt of funds and/or Notes by the Trustee (or other Paying Agent appointed by the Company), payment for Notes surrendered for repurchase (and not validly withdrawn prior to the close of business on the Business Day immediately preceding the Fundamental Change Repurchase Date) will be made on the later of (i) the Fundamental Change Repurchase Date (provided the Holder has satisfied the conditions in Section 15.02) and (ii) the time of book-entry transfer or the delivery of such Note to the Trustee (or other Paying Agent appointed by the Company) by the Holder thereof in the manner required by Section 15.02 by mailing checks for the amount payable to the Holders of such Notes entitled thereto as they shall appear in the Note Register; provided, however, that payments to the Depositary shall be made by wire transfer of immediately available funds to the account of the Depositary or its nominee. The Trustee shall, promptly after such payment and upon written demand by the Company, return to the Company any funds in excess of the Fundamental Change Repurchase Price.

(b)    If by 11:00 a.m. New York City time, on the Fundamental Change Repurchase Date, the Trustee (or other Paying Agent appointed by the Company) holds money sufficient to pay the Fundamental Change Repurchase Price to be repurchased on such Fundamental Change Repurchase Date, then, with respect to the Notes that have been properly surrendered for repurchase and have not been validly withdrawn in accordance with the provisions of this Indenture, (i) such Notes will cease to be outstanding, (ii) interest will cease to accrue on such Notes on the Fundamental Change Repurchase Date (whether or not book-entry transfer of the Notes has been made or the Notes have been delivered to the Trustee or Paying Agent) and (iii) all other rights of the Holders with respect to such Notes will terminate on the Fundamental Change Repurchase Date (other than (x) the right to receive the Fundamental Change Repurchase Price and (y) if the Fundamental Change Repurchase Date falls after a Regular Record Date but on or prior to the related Interest Payment Date, the right of the Holder of record on such Regular Record Date to receive the full amount of Accrued Interest to, but excluding, such Interest Payment Date).

(c)    Upon surrender of a Note that is to be repurchased in part pursuant to Section 15.02, the Company shall execute and the Trustee shall authenticate and deliver to the Holder a new Note in an authorized denomination equal in principal amount to the unrepurchased portion of the Note surrendered.

Section 15.05. Covenant to Comply with Applicable Laws Upon Repurchase of Notes. In connection with any repurchase offer upon a Fundamental Change pursuant to this Article 15, the Company will, if required:

(a)    comply with the tender offer rules under the Exchange Act that may then be applicable;

(b)    file a Schedule TO or any other required schedule under the Exchange Act; and

(c)    otherwise comply in all material respects with all Federal and state securities laws in connection with any offer by the Company to repurchase the Notes;

in each case, so as to permit the rights and obligations under this Article 15 to be exercised in the time and in the manner specified in this Article 15. To the extent that the provisions of any securities laws or regulations conflict with the provisions of this Article 15 relating to the Company’s obligations to repurchase the Notes upon a Fundamental Change, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under such provisions of this Article 15 by virtue of such conflict.

ARTICLE 16

OPTIONAL REDEMPTION

Section 16.01. Optional Redemption. The Notes shall not be redeemable by the Company prior to April 6, 2025. On or after April 6, 2025 and prior to the 31st Scheduled Trading Day immediately preceding the Maturity Date, the Company may redeem (an “Optional Redemption”) for cash all or any portion of the Notes (subject to the limitations set forth in Section 16.02(e)), at the Redemption Price, if the Last Reported Sale Price of the Common Stock has been at least 150% of the Conversion Price then in effect for at least 20 Trading Days (whether or not consecutive) during any 30 consecutive Trading Day period (including the last Trading Day of such period) ending on, and including, the Trading Day immediately preceding the date on which the Company provides the Redemption Notice in accordance with Section 16.02.

Section 16.02. Notice of Optional Redemption; Selection of Notes. (a) In case the Company exercises its Optional Redemption right to redeem all or, as the case may be, any part of the Notes pursuant to Section 16.01, it shall fix a date for redemption (each, a “Redemption Date”) and it or, at its written request received by the Trustee not less than 5 Business Days prior to the date such Redemption Notice is to be sent (or such shorter period of time as may be acceptable to the Trustee), the Trustee, in the name of and at the expense of the Company, shall deliver or cause to be delivered a notice of such Optional Redemption (a “Redemption Notice”) not less than 35 nor more than 60 Trading Days prior to the Redemption Date to each Holder of Notes so to be redeemed as a whole or in part; provided, however, that if the Company shall give such notice, it shall also give written notice of the Redemption Date to the Trustee, the Conversion Agent (if other than the Trustee) and the Paying Agent (if other than the Trustee). The Redemption Date must be a Business Day. The Company may not specify a Redemption Date that falls on or after the 31st Scheduled Trading Day immediately preceding the Maturity Date.

(b)    The Redemption Notice, if delivered in the manner herein provided, shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. In any case, failure to give such Redemption Notice or any defect in the Redemption Notice to the Holder of any Note designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Note.

(c)    Each Redemption Notice shall specify:

(i)    the Redemption Date;

(ii)    the Redemption Price;

(iii)    that on the Redemption Date, the Redemption Price will become due and payable upon each Note to be redeemed, and that interest thereon, if any, shall cease to accrue on and after the Redemption Date;

(iv)    the place or places where such Notes are to be surrendered for payment of the Redemption Price;

(v)    that Holders called (or deemed called) for redemption may surrender their Notes for conversion at any time prior to the close of business on the Scheduled Trading Day immediately preceding the Redemption Date;

(vi)    the procedures a converting Holder must follow to convert its Notes and the Settlement Method and Specified Dollar Amount, if applicable;

(vii)    the Conversion Rate;

(viii)    the CUSIP, ISIN or other similar numbers, if any, assigned to such Notes; and

(ix)    in case any Note is to be redeemed in part only, the portion of the principal amount thereof to be redeemed and on and after the Redemption Date, upon surrender of such Note, a new Note in principal amount equal to the unredeemed portion thereof shall be issued, which principal amount must be $1,000 or an integral multiple thereof.

A Redemption Notice shall be irrevocable. An Optional Redemption may not be conditional. The selection of any Note or portion thereof for redemption, the sending of any Redemption Notice, and the deposit of the Redemption Price with the Trustee or a Paying Agent, shall not in any way limit the conversion privilege of any Holder or the Company’s Conversion Obligation with respect to any Note for which the Conversion Date occurs before the Redemption Date.

(d)    If the Company elects to redeem fewer than all of the outstanding Notes, the Notes to be redeemed will be selected according to the Depositary’s applicable procedures, in the case of Notes represented by a Global Note, or, in the case of Notes represented by Physical Notes, by lot, on a pro rata basis or by another method the Trustee deems to be appropriate and fair. If the Trustee selects a portion of any Holder’s Notes for partial redemption and such Holder converts a portion of such Notes, the converted portion shall be deemed (so far as may be possible) to be from the portion selected for redemption.

(e)    If the Company elects to redeem fewer than all of the outstanding Notes, after giving effect to such redemption, at least $150,000,000 aggregate principal amount of the Notes shall be outstanding and not subject to such redemption as of the date the Redemption Notice is delivered.

Section 16.03. Payment of Notes Called for Redemption. (a) If any Redemption Notice has been given in respect of the Notes in accordance with Section 16.02, the Notes shall become due and payable on the Redemption Date at the place or places stated in the Redemption Notice and at the applicable Redemption Price. On presentation and surrender of the Notes at the place or places stated in the Redemption Notice, the Notes shall be paid and redeemed by the Company at the applicable Redemption Price.

(b)    Prior to 11:00 a.m. New York City time on the Redemption Date, the Company shall deposit with the Paying Agent or, if the Company or a Subsidiary of the Company is acting as the Paying Agent, shall segregate and hold in trust as provided in Section 7.05 an amount of cash (in immediately available funds if deposited on the Redemption Date), sufficient to pay the Redemption Price of all of the Notes to be redeemed on such Redemption Date. Subject to receipt of funds by the Paying Agent, payment for the Notes to be redeemed shall be made on the Redemption Date for such Notes. The Paying Agent shall, promptly after such payment and upon written demand by the Company, return to the Company any funds in excess of the Redemption Price.

Section 16.04. Restrictions on Redemption. The Company may not redeem any Notes on any date if the principal amount of the Notes has been accelerated in accordance with the terms of this Indenture, and such acceleration has not been rescinded, on or prior to the Redemption Date (except in the case of an acceleration resulting from a Default by the Company in the payment of the Redemption Price with respect to such Notes).

Section 16.05 Conversion. None of the foregoing provisions shall affect the right of a holder of Notes to convert its Notes into cash, shares of Common Stock or a combination of cash and shares of Common Stock, as applicable, as set forth in Section 14.01 and Section 14.02 prior to the Redemption Date.

ARTICLE 17

MISCELLANEOUS PROVISIONS

Section 17.01. Provisions Binding on Company’s Successors. All the covenants, stipulations, promises and agreements of the Company contained in this Indenture shall bind its successors and assigns whether so expressed or not.

Section 17.02. Official Acts by Successor Corporation. Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or Officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any corporation or other entity that shall at the time be the lawful sole successor of the Company.

Section 17.03. Addresses for Notices, Etc. Any notice or demand that by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders on the Company shall be deemed to have been sufficiently given or made, for all purposes if given or served by overnight courier or by being deposited postage prepaid by registered or certified mail in a post office letter box addressed (until another address is filed by the Company with the Trustee) to Invitae Corporation, 1400 16th Street, San Francisco, CA 94103, Attention: General Counsel. Any notice, approval, consent, direction, request or demand hereunder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or served by being deposited postage prepaid by registered or certified mail in a post office letter box addressed to the Corporate Trust Office or sent electronically in PDF format.

The Trustee, by notice to the Company, may designate additional or different addresses for subsequent notices or communications.

Any notice or communication delivered or to be delivered to a Holder of Physical Notes shall be mailed to it by first class mail, postage prepaid, at its address as it appears on the Note Register and shall be sufficiently given to it if so mailed within the time prescribed. Any notice or communication delivered or to be delivered to a Holder of Global Notes shall be delivered in accordance with the applicable procedures of the Depositary and shall be sufficiently given to it if so delivered within the time prescribed. Notwithstanding any other provision of this Indenture or any Note, where this Indenture or any Note provides for notice of any event (including any

Fundamental Change Company Notice) to a Holder of a Global Note (whether by mail or otherwise), such notice shall be sufficiently given if given to the Depositary (or its designee) pursuant to the standing instructions from the Depositary or its designee, including by electronic mail in accordance with the Depositary’s applicable procedures.

Failure to mail or deliver a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed or delivered, as the case may be, in the manner provided above, it is duly given, whether or not the addressee receives it.

In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice to Holders by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

Section 17.04. Governing Law; Jurisdiction. THIS INDENTURE AND EACH NOTE, AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS INDENTURE AND EACH NOTE, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

The Company irrevocably consents and agrees, for the benefit of the Holders from time to time of the Notes and the Trustee, that any legal action, suit or proceeding against it with respect to obligations, liabilities or any other matter arising out of or in connection with this Indenture or the Notes may be brought in the courts of the State of New York or the courts of the United States located in the Borough of Manhattan, New York City, New York and, until amounts due and to become due in respect of the Notes have been paid, hereby irrevocably consents and submits to the non-exclusive jurisdiction of each such court in personam, generally and unconditionally with respect to any action, suit or proceeding for itself in respect of its properties, assets and revenues.

The Company irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions, suits or proceedings arising out of or in connection with this Indenture brought in the courts of the State of New York or the courts of the United States located in the Borough of Manhattan, New York City, New York and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

Section 17.05. Evidence of Compliance with Conditions Precedent; Certificates and Opinions of Counsel to Trustee. Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officer’s Certificate and, if requested by the Trustee, an Opinion of Counsel stating that such action is permitted by the terms of this Indenture and that all conditions precedent including any covenants compliance with such which constitutes a condition precedent to such action have been complied with; provided that no Opinion of Counsel shall be required to be delivered in connection with (1) the original issuance of Notes on the date hereof under this Indenture and (2) the removal of the restricted CUSIP of the Restricted Securities to an unrestricted CUSIP pursuant to the applicable procedures of the Depositary upon the Notes becoming freely tradable by non-Affiliates of the Company under Rule 144, unless a new Note is to be issued; provided, further, that no Opinion of Counsel shall be required to be delivered in connection with a request by the Company that the Trustee deliver a notice to Holders under the Indenture where the Trustee receives an Officer’s Certificate with respect to such notice. With respect to matters of fact, an Opinion of Counsel may rely on an Officer’s Certificate or certificates of public officials.

Each Officer’s Certificate and Opinion of Counsel provided for, by or on behalf of the Company in this Indenture and delivered to the Trustee with respect to compliance with this Indenture (other than the Officer’s Certificates provided for in Section 4.08) shall include (a) a statement that the person signing such certificate is familiar with the requested action and this Indenture; (b) a brief statement as to the nature and scope of the examination or investigation upon which the statement contained in such certificate is based; (c) a statement that, in the judgment of such person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed judgment as to whether or not such action is permitted by this Indenture; and (d) a statement as to whether or not, in the judgment of such person, such action is permitted by this Indenture and that all conditions precedent thereto have been complied with.

Notwithstanding anything to the contrary in this Section 17.05, if any provision in this Indenture specifically provides that the Trustee shall or may receive an Opinion of Counsel in connection with any action to be taken by the Trustee or the Company hereunder, the Trustee shall be entitled to such Opinion of Counsel.

Section 17.06. Legal Holidays. In any case where any Interest Payment Date, Fundamental Change Repurchase Date, Redemption Date or Maturity Date is not a Business Day, then any action to be taken on such date need not be taken on such date, but may be taken on the next succeeding Business Day with the same force and effect as if taken on such date, and no interest shall accrue in respect of the delay; provided that, solely for purposes of this Section 17.06, a day on which the applicable place of payment is authorized or required by law or executive order to close or be closed will be deemed not to be a Business Day.

Section 17.07. No Security Interest Created. Nothing in this Indenture or in the Notes, expressed or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect, in any jurisdiction.

Section 17.08. Benefits of Indenture. Nothing in this Indenture or in the Notes, expressed or implied, shall give to any Person, other than the Holders, the parties hereto, any

Paying Agent, any Conversion Agent, any authenticating agent, any Note Registrar and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 17.09. Table of Contents, Headings, Etc. The table of contents and the titles and headings of the articles and sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

Section 17.10. Authenticating Agent. The Trustee may appoint an authenticating agent that shall be authorized to act on its behalf and subject to its direction in the authentication and delivery of Notes in connection with the original issuance thereof and transfers and exchanges of Notes hereunder, including under Section 2.04, Section 2.05, Section 2.06, Section 2.07, Section 10.04 and Section 15.04 as fully to all intents and purposes as though the authenticating agent had been expressly authorized by this Indenture and those Sections to authenticate and deliver Notes. For all purposes of this Indenture, the authentication and delivery of Notes by the authenticating agent shall be deemed to be authentication and delivery of such Notes “by the Trustee” and a certificate of authentication executed on behalf of the Trustee by an authenticating agent shall be deemed to satisfy any requirement hereunder or in the Notes for the Trustee’s certificate of authentication. Such authenticating agent shall at all times be a Person eligible to serve as trustee hereunder pursuant to Section 7.08.

Any corporation or other entity into which any authenticating agent may be merged or converted or with which it may be consolidated, or any corporation or other entity resulting from any merger, consolidation or conversion to which any authenticating agent shall be a party, or any corporation or other entity succeeding to all or substantially all of the corporate trust business of any authenticating agent, shall be the successor of the authenticating agent hereunder, if such successor corporation or other entity is otherwise eligible under this Section 17.10, without the execution or filing of any paper or any further act on the part of the parties hereto or the authenticating agent or such successor corporation or other entity.

Any authenticating agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any authenticating agent by giving written notice of termination to such authenticating agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any authenticating agent shall cease to be eligible under this Section, the Trustee may appoint a successor authenticating agent (which may be the Trustee), shall give written notice of such appointment to the Company and shall deliver notice of such appointment to all Holders.

The Company agrees to pay to the authenticating agent from time to time reasonable compensation for its services although the Company may terminate the authenticating agent, if it determines such agent’s fees to be unreasonable.

The provisions of Section 7.02, Section 7.03, Section 7.04, Section 8.03 and this Section 17.10 shall be applicable to any authenticating agent.

If an authenticating agent is appointed pursuant to this Section 17.10, the Notes may have endorsed thereon, in addition to the Trustee’s certificate of authentication, an alternative certificate of authentication in the following form:

                                 ,

as Authenticating Agent, certifies that this is one of the Notes described in the within-named Indenture.

By:

Authorized Signatory

Section 17.11. Execution in Counterparts. The parties may sign multiple counterparts of this Indenture. Each signed counterpart shall be deemed an original, but all of them together represent the same agreement. Delivery of an executed counterpart by facsimile, PDF or other electronic means shall be effective as delivery of a manually executed counterpart thereof. Unless otherwise provided in this Indenture or in any Note, the words “execute,” “execution,” “signed” and “signature” and words of similar import used in or related to any document to be signed in connection with this Indenture, any Note or any of the transactions contemplated hereby (including amendments, waivers, consents and other modifications) shall be deemed to include electronic signatures and the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature in ink or the use of a paper-based recordkeeping system, as applicable, to the fullest extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other similar state laws based on the Uniform Electronic Transactions Act; provided that, notwithstanding anything herein to the contrary, the Trustee is not under any obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Trustee pursuant to procedures approved by the Trustee. All notices, approvals, consents, requests and any communications hereunder must be in writing (provided that any such communication sent to the Trustee hereunder must be in the form of a document that is signed manually or by way of a digital signature provided by DocuSign or other electronic signature provider that the Company plans to use (or such other digital signature provider as specified in writing to Trustee by the authorized representative), in English). The Company agrees to assume all risks arising out of the use of using digital signatures and electronic methods to submit communications to Trustee, including the risk of the Trustee acting on unauthorized instructions, and the risk of interception and misuse by third parties.

Section 17.12. Severability. In the event any provision of this Indenture or in the Notes shall be invalid, illegal or unenforceable, then (to the extent permitted by law) the validity, legality or enforceability of the remaining provisions shall not in any way be affected or impaired.

Section 17.13. Waiver of Jury Trial. EACH OF THE COMPANY, THE HOLDERS AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 17.14. Force Majeure. In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including strikes, work stoppages, accidents, epidemics, pandemics, acts of war or terrorism, civil or military disturbances, recognized public emergencies, quarantine restrictions, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, hacking, cyber-attacks, or other use or infiltration of the Trustee’s technological infrastructure exceeding authorized access, communications or computer (software and hardware) services; it being understood that the Trustee shall use reasonable efforts that are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

Section 17.15. Calculations. Except as otherwise provided herein, the Company shall be responsible for making all calculations called for under the Notes. These calculations include, but are not limited to, determinations of the Redemption Price, the Last Reported Sale Prices of the Common Stock, the Daily VWAPs, the Daily Conversion Values, the Daily Settlement Amounts, accrued interest payable on the Notes and the Conversion Rate of the Notes. The Company shall make all these calculations in good faith and, absent manifest error, the Company’s calculations shall be final and binding on Holders. The Company shall provide a schedule of its calculations to each of the Trustee and the Conversion Agent, and each of the Trustee and Conversion Agent is entitled to rely conclusively upon the accuracy of the Company’s calculations without independent verification. The Trustee will forward the Company’s calculations to any Holder of Notes upon the written request of that Holder at the sole cost and expense of the Company.

Section 17.16. U.S.A. PATRIOT Act. The parties hereto acknowledge that in accordance with Section 326 of the U.S.A. PATRIOT Act, the Trustee, like all financial institutions and in order to help fight the funding of terrorism and money laundering, is required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Trustee. The parties to this Indenture agree that they will provide the Trustee with such information as it may request in order for the Trustee to satisfy the requirements of the U.S.A. Patriot Act.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the date first written above.

INVITAE CORPORATION

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
Name:
Title:

EXHIBIT A

[FORM OF FACE OF NOTE]

[INCLUDE FOLLOWING LEGEND IF A GLOBAL NOTE]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREUNDER IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

[INCLUDE FOLLOWING LEGEND IF A RESTRICTED SECURITY]

[THIS SECURITY AND THE COMMON STOCK, IF ANY, ISSUABLE UPON CONVERSION OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER:

(1) REPRESENTS THAT IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, AND

(2) AGREES FOR THE BENEFIT OF INVITAE CORPORATION (THE “COMPANY”) THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN PRIOR TO THE DATE THAT IS THE LATER OF (X) ONE YEAR AFTER THE LAST DATE OF ORIGINAL ISSUANCE HEREOF OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THERETO AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW, EXCEPT:

(A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, OR

(B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT, OR

(C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, OR

(D) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH CLAUSE (2)(D) ABOVE, THE COMPANY AND THE TRUSTEE RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER FOR THE COMPANY TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.]

[THIS SECURITY IS A SPONSOR NOTE WITHIN THE MEANING OF THE INDENTURE.]

Invitae Corporation

1.50% Convertible Senior Note due 2028

No. [ ]	[Initially][1] $[ ]

CUSIP No. [46185L AE3][46185L AC7]2

Invitae Corporation, a corporation duly organized and validly existing under the laws of the State of Delaware (the “Company,” which term includes any successor corporation or other entity under the Indenture referred to on the reverse hereof), for value received hereby promises to pay to [CEDE & CO.]3 [                ]4, or registered assigns, the principal sum [as set forth in the “Schedule of Exchanges of Notes” attached hereto]5 [of $[                ]]6, which amount, taken together with the principal amounts of all other outstanding Notes, shall not, unless permitted by the Indenture, exceed $1,150,000,000 in aggregate at any time, in accordance with the rules and procedures of the Depositary, on April 1, 2028, and interest thereon as set forth below.

This Note shall bear interest at the rate of 1.50% per year from April [●], 2021, or from the most recent date to which interest has been paid or provided for to, but excluding, the next scheduled Interest Payment Date until April 1, 2028. Accrued interest on this Note shall be computed on the basis of a 360-day year composed of twelve 30-day months and, for partial months, on the basis of the number of days actually elapsed in a 30-day month. Interest is payable semi-annually in arrears on each April 1 and October 1, commencing on October 1, 2021, to Holders of record at the close of business on the preceding March 15 and September 15 (whether or not such day is a Business Day), respectively. Additional Interest will be payable as set forth in Section 6.03 of the within-mentioned Indenture, and any reference to interest on, or in respect of, any Note therein shall be deemed to include Additional Interest if, in such context, Additional Interest is, was or would be payable pursuant to any of such Section 6.03, and any express mention of the payment of Additional Interest in any provision therein shall not be construed as excluding Additional Interest in those provisions thereof where such express mention is not made.

Any Defaulted Amounts shall accrue interest per annum at the rate borne by the Notes, from, and including, the relevant payment date to, but excluding, the date on which such Defaulted Amounts shall have been paid by the Company, at its election, in accordance with Section 2.03(c) of the Indenture.

[1]	Include if a global note.
[2]

This Note will be deemed to be identified by CUSIP No. [46185L AF0][46185L AD5] from and after such time when the Company delivers, pursuant to Section 2.05(c) of the within-mentioned Indenture, written notice to the Trustee of the occurrence of the Resale Restriction Termination Date and the removal of the restrictive legend affixed to this Note in accordance with the applicable procedures of the Depositary.

[3]	Include if a global note.
[4]	Include if a physical note.
[5]	Include if a global note.
[6]	Include if a physical note.

The Company shall pay, or cause the Paying Agent to pay, the principal of and interest on this Note, if and so long as such Note is a Global Note, in immediately available funds in lawful money of the United States at the time to the Depositary or its nominee, as the case may be, as the registered Holder of such Note. As provided in and subject to the provisions of the Indenture, the Company shall pay, or cause the Paying Agent to pay, the principal of any Notes (other than Notes that are Global Notes) at the office or agency designated by the Company for that purpose. The Company has initially designated the Trustee as its Paying Agent and Note Registrar in respect of the Notes and its Corporate Trust Office located in the United States of America, as a place where Notes may be presented for payment or for registration of transfer and exchange.

Reference is made to the further provisions of this Note set forth on the reverse hereof, including provisions giving the Holder of this Note the right to convert this Note into cash, shares of Common Stock or a combination of cash and shares of Common Stock, as applicable, on the terms and subject to the limitations set forth in the Indenture. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Note, and any claim, controversy or dispute arising under or related to this Note, shall be construed in accordance with and governed by the laws of the State of New York.

In the case of any conflict between this Note and the Indenture, the provisions of the Indenture shall control and govern.

This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed manually by the Trustee or a duly authorized authenticating agent under the Indenture.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

INVITAE CORPORATION

By:
Name:
Title:

Dated:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

U.S. BANK NATIONAL ASSOCIATION

as Trustee, certifies that this is one of the Notes described in the within-named Indenture.

By:
Authorized Signatory

[FORM OF REVERSE OF NOTE]

Invitae Corporation

1.50% Convertible Senior Note due 2028

This Note is one of a duly authorized issue of Notes of the Company, designated as its 1.50% Convertible Senior Notes due 2028 (the “Notes”), initially limited to the aggregate principal amount of $1,150,000,000 all issued or to be issued under and pursuant to an Indenture dated as of April [●], 2021 (the “Indenture”), between the Company and U.S. Bank National Association (the “Trustee”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Notes. Capitalized terms used in this Note and not defined in this Note shall have the respective meanings set forth in the Indenture.

In case certain Events of Default shall have occurred and be continuing, the principal of, and interest on, all Notes may be declared, by either the Trustee or Holders of at least 25% in aggregate principal amount of Notes then outstanding, and upon said declaration shall become, due and payable, in the manner, with the effect and subject to the conditions and certain exceptions set forth in the Indenture.

Subject to the terms and conditions of the Indenture, the Company will make all payments and deliveries in respect of the Fundamental Change Repurchase Price on the Fundamental Change Repurchase Date, the Redemption Price on the Redemption Date and the principal amount on the Maturity Date, as the case may be, to the Holder who surrenders a Note to a Paying Agent to collect such payments in respect of the Note. The Company will pay cash amounts in money of the United States that at the time of payment is legal tender for payment of public and private debts.

The Indenture contains provisions permitting the Company and the Trustee in certain circumstances, without the consent of the Holders of the Notes, and in certain other circumstances, with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes at the time outstanding, evidenced as in the Indenture provided, to execute supplemental indentures modifying the terms of the Indenture and the Notes as described therein. It is also provided in the Indenture that, subject to certain exceptions, the Holders of a majority in aggregate principal amount of the Notes at the time outstanding may on behalf of the Holders of all of the Notes waive any past Default or Event of Default under the Indenture and its consequences.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay or deliver, as the case may be, the principal (including the Redemption Price and the Fundamental Change Repurchase Price, if applicable) of, accrued and unpaid interest on, and the consideration due upon conversion of, this Note at the place, at the respective times, at the rate and in the lawful money herein prescribed.

The Notes are issuable in registered form without coupons in minimum denominations of $1,000 principal amount and integral multiples thereof. At the office or agency of the Company referred to on the face hereof, and in the manner and subject to the limitations provided in the Indenture, Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations, without payment of any service charge but, if required by the Company or Trustee, with payment of a sum sufficient to cover any transfer or similar tax that may be imposed in connection therewith as a result of the name of the Holder of the new Notes issued upon such exchange of Notes being different from the name of the Holder of the old Notes surrendered for such exchange.

The Notes shall be redeemable at the Company’s option on or after April 6, 2025, in accordance with the terms and subject to the conditions specified in the Indenture. No sinking fund is provided for the Notes.

Upon the occurrence of a Fundamental Change, the Holder has the right, at such Holder’s option, to require the Company to repurchase for cash all of such Holder’s Notes or any portion thereof (in principal amounts of $1,000 or integral multiples thereof) on the Fundamental Change Repurchase Date at a price equal to the Fundamental Change Repurchase Price.

Subject to the provisions of the Indenture, the Holder hereof has the right, at its option, prior to the close of business on the second Scheduled Trading Day immediately preceding the Maturity Date, to convert any Notes or portion thereof that is $1,000 or an integral multiple thereof, into cash, shares of Common Stock or a combination of cash and shares of Common Stock, as applicable, at the Conversion Rate specified in the Indenture, as adjusted from time to time as provided in the Indenture.

Terms used in this Note and defined in the Indenture are used herein as therein defined.

ABBREVIATIONS

The following abbreviations, when used in the inscription of the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM = as tenants in common

UNIF GIFT MIN ACT = Uniform Gifts to Minors Act

CUST = Custodian

TEN ENT = as tenants by the entireties

JT TEN = joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

SCHEDULE A7

SCHEDULE OF EXCHANGES OF NOTES

Invitae Corporation

1.50% Convertible Senior Notes due 2028

The initial principal amount of this Global Note is                  MILLION DOLLARS ($[                ]). The following increases or decreases in this Global Note have been made:

Date of exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease or increase	Signature of authorized signatory of Trustee or Custodian

[7]	Include if a global note.

ATTACHMENT 1

[FORM OF NOTICE OF CONVERSION]

To: Invitae Corporation

To: U.S. Bank National Association

60 Livingston Avenue

Saint Paul, MN 55107

Attention: Corporate Trust Administrator

The undersigned registered owner of this Note hereby exercises the option to convert this Note, or the portion hereof (that is $1,000 principal amount or an integral multiple thereof) below designated, into cash, shares of Common Stock or a combination of cash and shares of Common Stock, as applicable, in accordance with the terms of the Indenture referred to in this Note, and directs that any cash payable and any shares of Common Stock issuable and deliverable upon such conversion, together with any cash for any fractional share, and any Notes representing any unconverted principal amount hereof, be issued and delivered to the registered Holder hereof unless a different name has been indicated below. If any shares of Common Stock or any portion of this Note not converted are to be issued in the name of a Person other than the undersigned, the undersigned will pay all documentary, stamp or similar issue or transfer taxes, if any in accordance with Section 14.02(d) and Section 14.02(e) of the Indenture. Any amount required to be paid to the undersigned on account of interest accompanies this Note. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture.

Dated:

Signature(s)

Signature Guarantee

Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and l oan associations and credit unions) with membership in an approved signature guarantee medallion program

1

pursuant to Securities and Exchange Commission Rule 17Ad-15 if shares of Common Stock are to be issued, or Notes are to be delivered, other than to and in the name of the registered holder.

Fill in for registration of shares if to be issued, and Notes if to be delivered, other than to and in the name of the registered holder:

(Name)

(Street Address)

(City, State and Zip Code)
Please print name and address

Principal amount to be converted (if less than all): $______,000

NOTICE: The above signature(s) of the Holder(s) hereof must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.

Social Security or Other Taxpayer
Identification Number

2

ATTACHMENT 2

[FORM OF FUNDAMENTAL CHANGE REPURCHASE NOTICE]

To: Invitae Corporation

To: U.S. Bank National Association

60 Livingston Avenue

Saint Paul, MN 55107

Attention: Corporate Trust Administrator

The undersigned registered owner of this Note hereby acknowledges receipt of a notice from Invitae Corporation (the “Company”), as to the occurrence of a Fundamental Change with respect to the Company and specifying the Fundamental Change Repurchase Date and requests and instructs the Company to pay to the registered holder hereof in accordance with Section 15.02 of the Indenture referred to in this Note (1) the entire principal amount of this Note, or the portion thereof (that is $1,000 principal amount or an integral multiple thereof) below designated, (2) if such Fundamental Change Repurchase Date does not fall during the period after a Regular Record Date and on or prior to the corresponding Interest Payment Date, accrued and unpaid interest, if any, thereon to, but excluding, such Fundamental Change Repurchase Date and (3) all unpaid interest from the Fundamental Change Repurchase Date to, but excluding, the Maturity Date. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture.

In the case of Physical Notes, the certificate numbers of the Notes to be repurchased are as set forth below:

Dated:

Signature(s)

Social Security or Other Taxpayer
Identification Number

Principal amount to be repurchased (if less than all): $ ,000

NOTICE: The above signature(s) of the Holder(s) hereof must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.

1

ATTACHMENT 3

[FORM OF ASSIGNMENT AND TRANSFER]

To: Invitae Corporation

To: U.S. Bank National Association

60 Livingston Avenue

Saint Paul, MN 55107

Attention: Corporate Trust Administrator

For value received ____________________________ hereby sell(s), assign(s) and transfer(s) unto _________________ (Please insert social security or Taxpayer Identification Number of assignee) the within Note, and hereby irrevocably constitutes and appoints _____________________ attorney to transfer the said Note on the books of the Company, with full power of substitution in the premises.

In connection with any transfer of the within Note occurring prior to the Resale Restriction Termination Date, as defined in the Indenture governing such Note, the undersigned confirms that such Note is being transferred:

☐    To Invitae Corporation, or a subsidiary thereof; or

☐    Pursuant to a registration statement that has become or been declared effective under the Securities Act of 1933, as amended; or

☐    Pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended; or

☐    Pursuant to and in compliance with Rule 144 under the Securities Act of 1933, as amended, or any other available exemption from the registration requirements of the Securities Act of 1933, as amended.

☐    If such Note is a Sponsor Note, pursuant to and in accordance with Section 4.02 of the Investment Agreement to (i) a Purchaser’s Affiliate that executes and delivers to the Company a Joinder becoming a Purchaser party to the Investment Agreement and the Confidentiality Agreement and a duly completed and executed IRS Form W-9 (or a substantially equivalent form) or (ii) the Company or any of its Subsidiaries. Capitalized terms used in clauses (i) and (ii) of this paragraph but not defined in the Indenture shall have the meanings ascribed to such terms in the Investment Agreement.

1

Dated: ________________________

Signature(s)

Signature Guarantee

Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15 if Notes are to be delivered, other than to and in the name of the registered holder.

NOTICE: The signature on the assignment must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.

2

EXHIBIT C

FORM OF JOINDER

JOINDER

The undersigned is executing and delivering this Joinder pursuant to that certain Investment Agreement, dated as of April 3, 2021 (as amended, restated, supplemented or otherwise modified in accordance with the terms thereof, the “Investment Agreement”), by and among Invitae Corporation and the other Persons party thereto from time to time. Capitalized terms used but not defined in this Joinder shall have the respective meanings ascribed to such terms in the Investment Agreement.

By executing and delivering this Joinder to the Investment Agreement, the undersigned hereby adopts and approves the Investment Agreement and agrees, effective commencing on the date hereof, to become a party to, to have all the rights and obligations of a Purchaser under the Investment Agreement and to be bound by and comply with the provisions of, the Investment Agreement applicable to a Purchaser in the same manner as if the undersigned were an original Purchaser signatory to the Investment Agreement.

The undersigned acknowledges and agrees that Sections 6.02, 6.03, 6.07, 6.08 and 6.12 of the Investment Agreement are incorporated herein by reference, mutatis mutandis.

[Remainder of page intentionally left blank]

Accordingly, the undersigned has executed and delivered this Joinder as of the              day of                     ,                 .

[PURCHASER]

By:
Name:
Title:

Address:

Attention:

Email:

[Signature Page to Joinder]